UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.  )
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Soliciting Material under §240.14a-12

NextEra Energy, Inc.

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NEXTera ENERGY

2024 NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

YOUR VOTE IS IMPORTANT
PLEASE SUBMIT YOUR PROXY PROMPTLY

NextEra Energy, Inc. 700 Universe Boulevard Juno Beach, Florida 33408-0420
Notice of Annual Meeting of Shareholders
MAY 23, 2024
The 2024 Annual Meeting of Shareholders of NextEra Energy, Inc. (“NextEra Energy” or the “Company”) will be held on Thursday, May 23, 2024, at 8:00 a.m., Mountain time, 145 Town Center Ave., Big Sky, Montana 59716 to consider and act upon the following matters:
MEETING AGENDA		BOARD RECOMMENDATION
1.	Election as directors of the nominees specified in the accompanying proxy statement	FOR each nominee
2.	Ratification of appointment of Deloitte & Touche LLP as NextEra Energy’s independent registered public accounting firm for 2024	FOR
3.	Approval, by non-binding advisory vote, of NextEra Energy’s compensation of its named executive officers as disclosed in the accompanying proxy statement	FOR
4.	A shareholder proposal entitled “Board Matrix” requesting a chart of individual Director self-identified gender, race/ethnicity and skills	AGAINST
5.	A shareholder proposal entitled “Climate Lobbying Report” requesting a report on the Company’s lobbying and trade association memberships in relation to the Company’s emissions goal	AGAINST
6.	Such other business as may properly be brought before the annual meeting or any adjournment(s) or postponement(s) of the annual meeting
The proxy statement more fully describes these matters. NextEra Energy has not received notice of other matters that may properly be presented at the annual meeting.
The record date for shareholders entitled to notice of, and to vote at, the annual meeting and any adjournment(s) or postponement(s) of the annual meeting is March 26, 2024.
Admittance to the annual meeting will be limited to shareholders as of the record date or their duly appointed proxies. For the safety of attendees, all boxes, handbags and briefcases are subject to inspection. Cameras, cell phones, recording devices and other electronic devices are not permitted at the meeting.
NextEra Energy is pleased to deliver proxy materials electronically via the internet. Electronic delivery allows NextEra Energy to provide you with the information you need for the annual meeting, while reducing environmental impacts and costs.
REGARDLESS OF WHETHER YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE SUBMIT
YOUR PROXY OR VOTING INSTRUCTIONS PROMPTLY SO THAT YOUR SHARES CAN BE VOTED.
By order of the Board of Directors, W. SCOTT SEELEY Vice President, Compliance & Corporate Secretary Juno Beach, Florida April 1, 2024

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD MAY 23, 2024
This proxy statement and the NextEra Energy 2023 annual report to shareholders are available at www.proxyvote.com.

VOLUNTARY ELECTRONIC RECEIPT
OF FUTURE PROXY MATERIALS
NextEra Energy is pleased to deliver proxy materials electronically via the internet. Electronic delivery allows NextEra Energy to provide you with the information you need for the annual meeting, while reducing environmental impacts and costs.

As one of the largest electric power and energy infrastructure companies in North America and a leader in the renewable energy industry, NextEra Energy is committed to building a sustainable energy future that is affordable, reliable and clean.
We encourage our shareholders to enroll in e-delivery:

Online at www.proxyvote.com/NEE
Scan the QR code

1	PROXY STATEMENT SUMMARY
3	BUSINESS AND GOVERNANCE HIGHLIGHTS
9	BUSINESS OF THE ANNUAL MEETING
9	Proposal 1: Election as directors of the nominees specified in this proxy statement
19	Proposal 2: Ratification of appointment of Deloitte & Touche LLP as NextEra Energy’s independent registered public accounting firm for 2024
20	Proposal 3: Approval, by non-binding advisory vote, of NextEra Energy’s compensation of its named executive officers as disclosed in this proxy statement
21	Proposal 4: Shareholder proposal
23	Proposal 5: Shareholder proposal
25	INFORMATION ABOUT NEXTERA ENERGY AND MANAGEMENT
25	The Company’s Security Trading Policy
25	Common Stock Ownership of Certain Beneficial Owners and Management
27	CORPORATE GOVERNANCE AND BOARD MATTERS
27	Corporate Governance Principles & Guidelines/Code of Ethics
27	Director Independence
27	Board Leadership Structure
28	Board Role in Risk Oversight
29	Board Evaluations
29	Director Meetings and Attendance
29	Board Committees
31	Consideration of Director Nominees
32	Communications with the Board
32	Website Disclosures
33	Transactions with Related Persons
35	AUDIT-RELATED MATTERS
35	Audit Committee Report
36	Fees Paid to Deloitte & Touche LLP
36	Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Registered Public Accounting Firm
38	EXECUTIVE COMPENSATION
38	Compensation Discussion & Analysis
67	Compensation Committee Report
69	Compensation Tables
69	Table 1a: 2023 Summary Compensation Table
70	Table 1b: 2023 Supplemental “All Other Compensation” Table
71	Table 2: 2023 Grants of Plan-Based Awards
74	Table 3: 2023 Outstanding Equity Awards at Fiscal Year End
77	Table 4: 2023 Option Exercises and Stock Vested
77	Table 5: Pension Benefits
79	Table 6: Nonqualified Deferred Compensation
80	Potential Payments Upon Termination or Change in Control
86	Pay Versus Performance
88	DIRECTOR COMPENSATION
90	QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING
96	NO INCORPORATION BY REFERENCE
96	SHAREHOLDER ACCOUNT MAINTENANCE
A-1	APPENDIX A: RECONCILIATIONS OF NON-GAAP TO GAAP FINANCIAL MEASURES

Proxy Statement Summary
This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all the information that you should consider. You should read the entire proxy statement carefully before voting. This proxy statement contains information related to the solicitation of proxies by the Board of Directors (the “Board”) of NextEra Energy, Inc., a Florida corporation (“NextEra Energy,” the “Company,” “NEE,” “we,” “us” or “our”), in connection with the 2024 annual meeting of NextEra Energy’s shareholders and at any adjournment(s) or postponement(s) of the meeting. On or about April 1, 2024, NextEra Energy began mailing this proxy statement and a Notice of Internet Availability of Proxy Materials to shareholders.
MEETING INFORMATION
TIME AND DATE	PLACE	RECORD DATE
8:00 a.m., Mountain time May 23, 2024	145 Town Center Ave., Big Sky, Montana 59716	March 26, 2024
WEBCAST	VOTING	ADMISSION
The Company will provide a live audio webcast of the annual meeting from its website at http://www.nexteraenergy.com.
Shareholders as of the record date are entitled to vote. Each share of common stock, par value $.01 per share (“common stock”), is entitled to one vote for each director nominee and one vote for each of the other properly presented proposals to be voted.
An admission ticket is required to enter the annual meeting. See page 91 in the Questions and Answers About the Annual Meeting section regarding how to obtain a ticket.
VOTING MATTERS AND BOARD RECOMMENDATIONS
PROPOSAL		BOARD VOTE RECOMMENDATION	PAGE REFERENCE
1.	Election of directors	FOR each nominee	9
2.	Ratification of appointment of Deloitte & Touche LLP as NextEra Energy’s independent registered public accounting firm for 2024	FOR	19
3.	Advisory vote to approve NextEra Energy’s compensation of its named executive officers	FOR	20
4.	Shareholder Proposal – Board Matrix	AGAINST	21
5.	Shareholder Proposal – Climate Lobbying Report	AGAINST	23
NEXTERA ENERGY 2024 PROXY STATEMENT ● 1

Proxy Statement Summary
HOW TO VOTE
BY INTERNET	BY TELEPHONE	BY MAIL	IN PERSON
Go to the website www.proxyvote.com,
24 hours a day, seven days a week. You will need the control number that appears on your proxy card or on your Notice of Internet Availability of Proxy Materials (the “Notice”).
Call 1-800-690-6903, 24 hours a day, seven days a week. You will need the control number that appears on your proxy card or Notice.
If you received a full paper set of materials, date and sign your proxy card exactly as your name appears on your proxy card and mail it in the enclosed, postage-paid envelope. If you received the Notice, you may request a proxy card by following the instructions in your Notice. Even if you received a full paper set of materials, you may still vote by internet or telephone. You do not need to mail the proxy card if you are voting by internet or telephone.
At the annual meeting.
2 ● NEXTERA ENERGY 2024 PROXY STATEMENT

Business and Governance Highlights

~72 GW* in operation	~9,000 MEGAWATT (“MW”) wind, solar and storage origination at NextEra Energy Resources, LLC (“NextEra Energy Resources”)	~16,800 employees	~$177 B in total assets

HURRICANE RESTORATION Florida Power & Light Company’s (“FPL”) smart grid technology avoided nearly 70,000 outages during Hurricane Idalia	~71; ~9% GAAP and adjusted earnings per share (“EPS”) growth compared to 2022	~20 GW year-end backlog at NextEra Energy Resources	~50% below the national average CO2 emissions rate

89% improvement in NextEra Energy overall company safety performance since 2003	~$85-$95 B expected capital deployment from 2022 through 2025	56% five-year total shareholder return (“TSR”), outperforming the S&P 500 Utilities Index	96% of FPL’s transmission structures are now concrete or steel
Above data as of year-end 2023 if not otherwise shown.
*
Gigawatts (“GW”) shown includes assets operated by NextEra Energy Resources, including those owned by NextEra Energy Partners, LP (“NEP”), as of 12/31/2023; excludes assets which have been sold to third parties but continue to be operated by NextEra Energy Resources.

BUSINESS HIGHLIGHTS
NextEra Energy’s overall operational and financial performance was superior in 2023, despite challenges in the macroeconomic environment. NextEra Energy continued to deliver superior financial performance, on an annual and multi-year basis.
For the full year 2023, NextEra Energy reported net income attributable to NextEra Energy on a GAAP basis of $7.310 billion, or $3.60 per share. We achieved company-record adjusted earnings** of $6.441 billion and adjusted EPS** of $3.17.
**
This measure is not a financial measure calculated in accordance with accounting principles generally accepted in the United States of America (“GAAP”). See Appendix A to this proxy statement for a reconciliation of this non-GAAP financial measure to the most directly comparable GAAP financial measure.

NEXTERA ENERGY 2024 PROXY STATEMENT ● 3

Business and Governance Highlights
These significant accomplishments came as NextEra Energy continued to be a leader among the ten largest U.S. utilities (based on market capitalization**) in many financial metrics, as shown below.
NextEra Energy Rank vs. Ten Largest U.S. Utilities Based on Market Cap**
Metric	Rank	Detail
Adjusted EPS Growth*	#1	3-, 5-, 7- and 10-year
Adjusted return on equity (“ROE”)*	#1	1-, 3-, 5-, 7- and 10-year

*
This measure is not a financial measure calculated in accordance with GAAP. See Appendix A to this proxy statement for a reconciliation of this non-GAAP financial measure to the most directly comparable GAAP financial measure. See the 2023 Financial Performance Matrix section on page 51 for more information on how the rankings are determined.

**
Market capitalization is as of December 31, 2023; rankings are sourced from FactSet Research Systems Inc.

Ultimately, the Company’s financial and operational performance is reflected in the increased value of its common stock. The chart below compares the Company’s TSR for the 10-year period ended December 31, 2023 to the TSRs of the S&P 500 Electric Utilities Index, the S&P 500 Utilities Index, the UTY, the S&P 500 and the S&P 500 Growth Index. NextEra Energy outperformed all of these indices over the period shown.
NEXTERA ENERGY 10-YEAR TOTAL SHAREHOLDER RETURN THROUGH 12/31/2023 VS. VARIOUS INDICES(1)
NEXTERA ENERGY VS. INDICES	10-YEAR TSR
NextEra Energy	267%
S&P 500 Electric Utilities Index, total return	146%
S&P 500 Utilities Index, total return	135%
UTY, total return	133%
S&P 500, total return	211%
S&P 500 Growth Index, total return	250%

(1)
Source: FactSet Research Systems Inc.; except UTY, source: Bloomberg.

4 ● NEXTERA ENERGY 2024 PROXY STATEMENT

Business and Governance Highlights
GOVERNANCE HIGHLIGHTS

DIRECTOR INDEPENDENCE	BOARD LEADERSHIP	BOARD ACCOUNTABILITY	BOARD EVALUATION & EFFECTIVENESS

»
10 of 11 director nominees are independent
»
CEO is the only non-independent director
»
All members of the Audit Committee, Compensation Committee, Finance & Investment Committee and Governance & Nominating Committee are independent directors

»
Independent Lead Director selected by the independent directors
»
Lead Director has strong role and significant governance duties, including chairing regularly scheduled executive sessions of independent directors
»
As part of our Fall shareholder outreach program, Lead Director communicated directly with 30.9% of outstanding shares

»
All directors stand for election annually and the Board has adopted a resignation policy for directors who fail to receive the required vote in uncontested elections
»
Simple majority voting standard for all uncontested director elections
»
Shareholders of 20% or more of the outstanding shares may call a special meeting
»
No shareholder rights (“poison pill”) plan
»
No supermajority vote requirements in the Company’s Articles of Incorporation
» Annual Board and committee self-evaluations » Annual independent director evaluation of the chairman

BOARD REFRESHMENT & DIVERSITY	DIRECTOR ENGAGEMENT	CLAWBACK & ANTI-HEDGING POLICIES	SHARE OWNERSHIP	PROXY ACCESS

»
Balance of new and experienced directors, with tenure of director nominees averaging 6 years*
»
Specified retirement age for directors
»
36% of director nominees are women
»
Average age of director nominees is 63 years*
»
18% of director nominees are ethnically diverse
	» All current directors attended at least 98% of Board and their assigned committee meetings » Board policy limits non-employee director membership on other public company boards to three	» Recoupment or clawback policy to recover certain executive pay » Policy prohibiting short sales, hedging and margin accounts » Updated clawback policy to comply with NYSE rules
»
CEO required to hold shares equivalent to 7x base salary
»
All senior executives required to hold share equivalent to 3x base salary
»
Directors required to hold shares equivalent to 7x the cash portion of their annual retainer

»
Available to a shareholder, or group of up to 20 shareholders, owning 3% of the Company’s outstanding shares for at least 3 years
»
May nominate candidates for the greater of 2 directorships or up to 20% of the membership of the Board

*
As of May 23, 2024

NEXTERA ENERGY 2024 PROXY STATEMENT ● 5

Business and Governance Highlights
SUSTAINABILITY HIGHLIGHTS
Sustainability Report
In 2023, the Company published its annual Sustainability report (the “2023 Sustainability Report”). Highlights of the 2023 Sustainability Report include:
»
emphasis of the Company’s commitment as a clean energy leader;
»
continued full alignment with the Task Force on Climate-Related Financial Disclosures (“TCFD”) framework;
»
disclosure of Scope 1, Scope 2 and partial Scope 3 greenhouse gas emissions (“GHG”) as verified by an independent third party;
»
a discussion of the Company’s diversity efforts; and
»
Board oversight of those efforts and a discussion of the sustainability strategies of the Company’s principal subsidiaries, FPL and NextEra Energy Resources.

The 2023 Sustainability Report discusses FPL’s best-in-class value proposition of low customer bills, high reliability, clean energy solutions and excellent customer service and NextEra Energy Resources’ continued focus on building a diversified clean energy company with an emphasis on growing its world-leading portfolio of wind, solar and storage projects. In addition to the ethnic breakdown of workforce and management provided in the 2023 Sustainability Report, the Company will expand its diversity reporting this upcoming year to include diversity data related to hiring and promotions.
The 2023 Sustainability Report details the Company’s sustainability accomplishments and goals. Included among them are discussions of:

Emission Reduction The Company’s goal to eliminate CO2 emissions from its operations by 2045	61% The Company’s CO2 emissions rate in 2022 was 61% lower than the utility industry’s 2005 average CO2 emissions rate	FPL’s generation fleet is one of the cleanest and most efficient in the country, saving Florida customers more than ~$15 billion in avoided fuel costs*	0 FPL has no coal-fired power generation in Florida

25% WOMEN / 41% MINORITIES The diversity of our employees in 2022, including 25% women and 41% minorities in our workforce, with 27% and 29%, respectively, in our management ranks	~1.2 B Awarded, in the most recent federal reporting period, ~$1.2 billion in purchase contracts to minority- and women- owned businesses	SUSTAINABILITY FOCUS The Board’s oversight process of sustainability issues, with a particular focus on the sustainability of our business
SHAREHOLDER
ENGAGEMENT
Our successful shareholder engagement efforts, which ensure that the Company’s management and the Board better understand shareholder priorities and perspectives and enables us to effectively address the issues that matter most to our shareholders

*
As of December 31, 2023.

6 ● NEXTERA ENERGY 2024 PROXY STATEMENT

Business and Governance Highlights
The 2023 Sustainability Report also includes disclosure within the following established environmental reporting frameworks:
»
the Sustainability Accounting Standards Board;
»
Edison Electric Institute’s ESG/Sustainability Quantitative Metrics; and
»
United Nations Sustainability Development Goals.
The Company also publishes its EEO-1 reports, available at https://www.investor.nexteraenergy.com/sustainability/sustainability- resources under Related Information.
Additionally, in 2023, the Company again participated in the Carbon Disclosure Project (“CDP”) survey.	The Company’s 2023 Sustainability Report and CDP survey response are available at:
Board oversight
NextEra Energy, as a renewable energy leader, has made climate-related issues core to its overall business strategy. The entire NextEra Energy Board of Directors, led by the chairman, has oversight of climate-related risks and opportunities, including their impacts on the Company’s strategy. The Board understands the impacts of climate related risks on the Company’s future growth, as well as how the Company prepares its business to adapt to the effects of climate related risks. At every scheduled board of directors meeting, the Board performs a review of the Company’s performance against business objectives and key risks and opportunities for the Company. The Board also holds an annual strategy session devoted to discussing, debating and validating management’s overall strategy. Oversight of climate-related issues includes discussion of physical risks from hurricanes, climate- and emissions-related government policies, incentives and regulations, emissions-reduction initiatives, renewable energy, trends and business plans, and emerging clean energy technologies, among others.
The Board of Directors also has oversight of certain social topics relevant to the Company. The Board reviews the Company’s diversity and inclusion and talent management strategy at least annually, including human capital and diversity metrics. The Board also focuses on diversity in the Company’s talent pipeline and reviews the diversity metrics of the Company’s internship program.
Information security
NextEra Energy’s Audit Committee receives regular reports on the key risks facing the Company from the Corporate Risk Committee leader and also receives frequent reports from the Company’s Internal Auditor about the results of reviews of cybersecurity and information security governance. The Board biannually receives a cybersecurity report from the Company’s chief information officer and its vice president, IT infrastructure & cybersecurity.
Varying leading third parties periodically assess the Company’s alignment with the U.S. Department of Energy’s Cyber Capability Maturity Model (a/k/a C2M2) standard, which is the predominate cybersecurity framework for the U.S. electric utility industry. NextEra Energy has a comprehensive cybersecurity training program in which all employees receive education and training on prevention of cybersecurity problems and on privacy and data protection.
Shareholder engagement
The Company engages with shareholders on a regular basis and provides information through multiple channels. We believe our shareholder engagement efforts allow us to better understand our shareholders’ priorities and perspectives and enable us to effectively address the issues that matter the most to our shareholders.
NEXTERA ENERGY 2024 PROXY STATEMENT ● 7

Business and Governance Highlights

In 2023, we reached out to 73 of our 100 largest shareholders, representing approximately 58.3% of shares outstanding (including all top 50 shareholders), and offered to engage on matters important to them, including governance and compensation. We held engagements with 22 shareholders representing approximately 36.3% of the Company’s shares outstanding, and received valuable feedback on our governance and compensation program. Our Lead Director, Sherry S. Barrat, participated in 8 shareholder engagements, representing 30.9% of shares outstanding. The feedback we received was shared with the full Board and has been considered in certain enhancements we have made to our executive compensation program and related disclosures as described in more detail on page 42.

8 ● NEXTERA ENERGY 2024 PROXY STATEMENT

Business of the Annual Meeting
PROPOSAL 1: ELECTION AS DIRECTORS OF THE NOMINEES SPECIFIED IN THIS PROXY STATEMENT
The Board is currently composed of 13 members. Two members of the Board, Sherry S. Barrat and Kenneth B. Dunn, having reached their respective retirement ages, will retire from the Board. Upon the recommendation of the Governance & Nominating Committee, the Board has nominated the 11 other incumbent members listed below for election as directors at the 2024 annual meeting. Unless you specify otherwise, your proxy will be voted FOR the election of the listed nominees. If any nominee becomes unavailable for election, which is not currently anticipated, proxies instructing a vote for that nominee may be voted for a substitute nominee selected by the Board or, in lieu thereof, the Board may reduce the number of directors by the number of nominees unavailable for election.

Nicole S. Arnaboldi	James L. Camaren	Naren K. Gursahaney	Kirk S. Hachigian	Maria G. Henry

John W. Ketchum	Amy B. Lane	David L. Porges	Deborah L. “Dev” Stahlkopf	John A. Stall	Darryl L. Wilson
The Board believes its current size is appropriate because it facilitates substantive discussions among Board members, provides for sufficient staffing of Board committees and allows for contributions by directors having a broad range of skills, expertise, industry knowledge and diversity of opinion. Directors serve until the next annual meeting of shareholders or until their respective successors are elected and qualified.
Board refreshment and diversity
Board refreshment
The Board and the Governance & Nominating Committee engage in a continuous process of considering the mix of skills and experience needed by the Board as a whole to discharge its responsibilities. Six of the director nominees have a tenure of less than five years. In 2023, the Governance & Nominating Committee discussed board composition, board refreshment and board recruiting at every committee meeting.
The Company has a director retirement policy. Generally, no person who has attained the age of 72 years by the date of election is eligible for election as a director. However, the Board may, by unanimous action (excluding the affected director), extend a director’s eligibility for one or two additional years, in which event the director will not be eligible for subsequent election as a director if he or she would have attained the age of 73 or 74 by or prior to the date of the election.
Diversity
Diversity is among the factors that the Governance & Nominating Committee considers when identifying and evaluating potential Board nominees. NextEra Energy’s Corporate Governance Principles & Guidelines (the “Governance Guidelines”) provide that, in identifying nominees for director, the Company seeks to achieve a mix of directors representing a diversity of background and experience, including diversity with respect to age, gender, race, ethnicity and specialized
NEXTERA ENERGY 2024 PROXY STATEMENT ● 9

Business of the Annual Meeting
experience. In the Board’s annual self-evaluation, it reviews the criteria for skills, experience and diversity reflected in the Board’s membership and also reviews the Board’s process for identification, consideration, recruitment and nomination of prospective Board members.
Maria G. Henry is a nominee for election to the Board this year who currently serves on the Board and previously has not been elected by the Company’s shareholders. Ms. Henry was identified by the recruiting efforts of management and the Governance & Nominating Committee members. Ms. Henry was interviewed by each of the members of the Governance & Nominating Committee and by Mr. Ketchum. The Governance & Nominating Committee then evaluated the qualifications, background and experience of Ms. Henry using the criteria set forth in the Governance Guidelines discussed below, noting in particular that Ms. Henry would provide expertise beneficial to the Company in the areas of finance, consumer facing businesses and information management and cyber-security. Following evaluation by the Governance & Nominating Committee, Ms. Henry was interviewed by the other members of the Board and was appointed to the Board in September 2023.
Identifying and evaluating nominees for directors
The Governance & Nominating Committee uses a variety of methods for identifying and evaluating nominees for director. The Governance & Nominating Committee regularly assesses the appropriate size of the Board and whether any vacancies on the Board are expected due to retirement or otherwise. Candidates may come to the attention of the Governance & Nominating Committee through current Board members, professional search firms, shareholders or other persons. Candidates are evaluated at regular or special meetings of the Governance & Nominating Committee and may be considered at any time during the year. When considering candidates for the Board, the Governance & Nominating Committee considers all nominee recommendations, including those from shareholders, in the same manner. If any materials are provided by a shareholder in connection with the nomination of a director candidate, the materials are provided to the Governance & Nominating Committee. The Governance & Nominating Committee also reviews materials provided by professional search firms or other parties. In evaluating nominations, the Governance & Nominating Committee seeks to achieve a diverse balance of knowledge, experience and capability.
Director resignation policy
Under the NextEra Energy, Inc. Amended and Restated Bylaws (the “Bylaws”), in an uncontested election, directors are elected by a majority of the votes cast. The Board has adopted a Policy on Failure of Nominee Director(s) to Receive a Majority Vote in an Uncontested Election (“Director Resignation Policy”), the effect of which is to require that, in any uncontested director election, any incumbent director who is not elected by the required vote must offer to resign and the Board will determine whether or not to accept the resignation within 90 days of the certification of the shareholder vote. The Company will report the action taken by the Board under the Director Resignation Policy in a publicly available forum or document. The Bylaws provide that, in a contested election, director nominees are elected by a plurality of the votes cast.
Director qualifications
The Governance Guidelines and the Governance & Nominating Committee Charter identify Board membership qualifications, including experience, skills and attributes, that are considered by the Governance & Nominating Committee in recommending non-employee nominees for Board membership. In addition to the membership qualifications identified in the Governance Guidelines, no person will be considered for Board membership who is an employee or director of a business in significant competition with the Company or of a major or potentially major customer, supplier, contractor, counselor or consultant of the Company, or an executive officer of a business where a Company employee-director serves on the board of such other business.
10 ● NEXTERA ENERGY 2024 PROXY STATEMENT

Business of the Annual Meeting
The chart below provides a summary of the collective competencies of the current Board and explains why these are important:
DIRECTOR QUALIFICATIONS	COMPETENCIES AND RELEVANCE TO NEXTERA ENERGY	BOARD COMPOSITION
Individuals who have served as a public company CEO
PUBLIC COMPANY CEO EXPERIENCE
Experience serving as a CEO provides unique perspectives to help the Board independently oversee NextEra Energy’s CEO and management. Having this experience also increases the Board’s understanding and appreciation of the many facets of running a public company, including strategic planning, financial reporting, compliance and risk oversight.

Demonstrated expertise in managing large, relatively complex organizations, such as leadership roles of a significant company or organization
STRATEGY EXPERTISE
Our Company operates in a quickly changing industry with new developing technologies. Having experience in developing and implementing strategic plans helps enable the Board to oversee and pivot in rapidly changing environments.

OPERATIONS MANAGEMENT AND LEADERSHIP
Our Company has a strong focus on cost and customer value, as well as innovation. Having experience with operations assists the Board in understanding the issues that the Company faces in achieving its industry-leading operating and maintenance (“O&M”) initiatives and reducing costs.

MERGERS & ACQUISITIONS EXPERIENCE
Our Company from time to time acquires and disposes of businesses and assets. An understanding of mergers & acquisitions helps the Board evaluate any future transactions and any associated opportunities and risks.

Experience leading a utility, energy company or other highly regulated organization, such as CEO or other leadership position
UTILITY/REGULATED INDUSTRY LEADERSHIP
As a company in a highly regulated industry, experience in the utility industry or another regulated industry assists the Board in understanding the regulatory issues that the Company faces.

ENERGY INDUSTRY LEADERSHIP
It is important that the Board understand the energy industry and the complete energy industry value chain. Energy industry leadership assists the Board in understanding all aspects of the ongoing energy transition.

Financial or other risk management expertise
FINANCIAL
Our Company’s business involves complex financial management, capital allocation and reporting issues. An understanding of finance and financial reporting is valuable in order to promote effective capital allocation and robust controls and oversight of accurate financial reporting.

RISK MANAGEMENT
The scale, scope and complexity of our Company’s business raises a variety of interdependent risks. Experience in effectively identifying, prioritizing and managing a broad spectrum of risks can help the Board appreciate, anticipate and oversee the Company in managing the risks that face its various businesses.

NEXTERA ENERGY 2024 PROXY STATEMENT ● 11

Business of the Annual Meeting
DIRECTOR QUALIFICATIONS	COMPETENCIES AND RELEVANCE TO NEXTERA ENERGY	BOARD COMPOSITION
Experience serving in senior customer facing roles or in industries where customer service is strategically important
MARKETING, SALES AND CUSTOMER SERVICE EXPERIENCE
FPL services over five million customer accounts in the state of Florida. NextEra Energy Resources also has a number of customer and consumer facing businesses serving thousands of customers. Experience in marketing, sales and customer service helps the Board oversee FPL’s best-in-class customer value proposition and NextEra Energy Resources’ growing consumer facing businesses. We also have customer and consumer facing businesses at NextEra Energy Resources.

Experience in managing engineering and construction projects
ENGINEERING AND CONSTRUCTION LEADERSHIP
In 2023, the Company invested approximately $25 billion in energy infrastructure and NextEra Energy Resources commissioned approximately 5,025 MWs of renewable energy projects. Board experience in engineering and construction leadership assists the Board in its oversight of our large-scale capital investments and on our timely and on budget capital project execution.

Experience with information technology and cybersecurity
INFORMATION TECHNOLOGY LEADERSHIP
Oversight of the protection of customer information and cybersecurity is critical to providing reliable electric service at both FPL and NextEra Energy Resources. Board experience in information technology leadership assists the Board in its oversight of our cybersecurity programs.

The Board views itself as a cohesive whole consisting of members who together serve the interests of the Company and its shareholders. The Board is comprised of directors with a mix of backgrounds, knowledge and skills that the Board considers relevant and beneficial in fulfilling its oversight role. The chart below provides a summary of each current individual director’s most relevant skills and gender:
Experience	Arnaboldi	Barrat	Camaren	Dunn	Gursahaney	Hachigian	Henry	Ketchum	Lane	Porges	Stahlkopf	Stall	Wilson
Public Company CEO Experience			X		X	X		X		X
Financial Industry Experience & Leadership	X	X	X	X	X	X	X	X	X	X
Strategy Expertise	X	X	X		X	X	X	X	X	X	X	X	X
Operations Management & Leadership					X	X	X	X		X		X	X
International Experience	X		X		X	X	X	X		X	X	X	X
Utility / Regulated Industry Leadership	X		X					X		X		X
Political / Legislative Experience								X			X
Energy Industry Leadership								X		X		X	X
Engineering & Construction Industry Experience			X		X			X		X		X
Nuclear Operations Leadership								X				X
Risk Management Leadership	X	X	X	X	X	X	X	X		X	X	X	X
Mergers & Acquisitions Experience	X		X		X	X	X	X	X	X			X
Information Technology / Cyber Experience					X		X	X			X
Investor Relations Management			X		X	X	X	X		X
Marketing / Sales / Customer Service Experience & Leadership	X	X			X	X	X	X	X				X
New Business Development/Development	X	X	X		X	X	X	X	X	X			X
Human Resources Development	X	X	X	X	X	X	X	X	X	X	X	X	X
Trading/Derivatives			X	X				X	X
Gender
Female	X	X					X		X		X
Male			X	X	X	X		X		X		X	X
12 ● NEXTERA ENERGY 2024 PROXY STATEMENT

Business of the Annual Meeting
Board gender and race/ethnic diversity
The Company seeks to achieve a mix of directors representing a diversity of background and experience, including diversity with respect to age, gender, race, ethnicity and specialized experience. The charts below reflect the diversity of the current Board members.
NEXTERA ENERGY 2024 PROXY STATEMENT ● 13

Business of the Annual Meeting
Director nominee biographies
NICOLE S. ARNABOLDI	Age 65	Independent director since 2022
Board Committees » Audit » Finance & Investment Public Company Boards » Manulife Financial Corporation (since 2020)
Career Highlights
Ms. Arnaboldi has been a partner at Oak Hill Capital Management since 2021. She was previously the vice chairman of Credit Suisse Asset Management and a managing director of Credit Suisse Securities Corp. from 2000 to 2019. Prior to her roles at Credit Suisse, Ms. Arnaboldi served as a managing director of its predecessor, Donaldson Lufkin and Jenrette, in the firm’s venture capital group from 1985 to 1992 and then in its private equity group, where she became a managing director in 1996.

Qualifications
Ms. Arnaboldi has over 35 years of leadership experience in financial services and private equity, including her service as vice chairman of Credit Suisse Asset Management and as a partner of Oak Hill Capital Management. She has a wealth of finance and business expertise, along with a proven track record as an experienced leader and strategist in investment banking and private equity for more than three decades. Ms. Arnaboldi holds a law degree from Harvard Law School, a Master of Business Administration degree from the Harvard Business School and a Bachelor of Arts degree from Harvard College.

JAMES L. CAMAREN	Age 69	Independent director since 2002
Board Committees » Compensation » Finance & Investment
Career Highlights
Mr. Camaren is a private investor. Until May 2006, he was chairman and CEO of Utilities, Inc. which was one of the largest investor-owned water utilities in the United States until March 2002 when it was acquired by Nuon, a Dutch company, which subsequently sold Utilities, Inc. in April 2006. He joined Utilities, Inc. in 1987 and served successively as vice president of business development, executive vice president, and vice chairman, becoming chairman and CEO in 1996.

Qualifications
Mr. Camaren has 19 years of leadership experience with a large, regulated investor-owned utility. During the years he served as chairman and CEO, the utility had customer growth at a rate that exceeded the industry average and acquired and integrated over 40 utilities. In addition, Mr. Camaren has experience in managing capital expenditures, environmental compliance, regulatory affairs and investor relations.

14 ● NEXTERA ENERGY 2024 PROXY STATEMENT

Business of the Annual Meeting
NAREN K. GURSAHANEY	Age 62	Independent director since 2014
Board Committees » Audit (Chair) » Executive » Governance & Nominating Public Company Boards » Stericycle, Inc. (since 2023)
Career Highlights
Mr. Gursahaney is retired. He served as the president and CEO, and a member of the board of directors, of The ADT Corporation (“ADT”), a provider of security systems and services, from September 2012 until its acquisition by affiliated funds of Apollo Global Management LLC in May 2016. Prior to ADT’s separation from Tyco International Ltd. (“Tyco”) in September 2012, Mr. Gursahaney served as president of Tyco’s ADT North American Residential business segment and was the president of Tyco Security Solutions, then a provider of electronic security to residential, commercial, industrial and governmental customers and the largest operating segment of Tyco. Mr. Gursahaney joined Tyco in 2003 as senior vice president of operational excellence. He then served as president of Tyco Engineered Products and Services and president of Tyco Flow Control. Prior to joining Tyco, Mr. Gursahaney was president and CEO of GE Medical Systems Asia, where he was responsible for the company’s sales and services business in the Asia-Pacific region. During his 10-year career with GE, Mr. Gursahaney held senior leadership roles in services, marketing and information management.

Qualifications
Mr. Gursahaney has extensive operations, strategic planning and leadership experience in global manufacturing and services businesses serving residential, commercial, industrial and governmental customers gained as the CEO of a public company providing security systems and service. He also has extensive global operations, information technology and service experience gained as the president and CEO of the Asia-Pacific division of a medical diagnostic and imaging manufacturer. He has an MBA from the University of Virginia and a Bachelor of Science in mechanical engineering from Pennsylvania State University.

KIRK S. HACHIGIAN	Age 64	Independent director since 2013

Board Committees
»
Compensation (Chair)
»
Executive
»
Governance & Nominating
Public Company Boards
»
Allegion plc (since 2013)
»
PACCAR, Inc. (since 2008)
»
L3 Harris Technologies, Inc. (since December 2023)

Career Highlights
Mr. Hachigian served as chairman of the board of JELD-WEN Holding, Inc., a manufacturer of windows and doors, from April 2014 until May 2018. He also served as CEO of JELD-WEN Holding, Inc. from April 2014 until November 2015. He served as chairman, president and CEO of Cooper Industries plc (“Cooper”), a publicly held electrical equipment and tool manufacturer, until Cooper’s acquisition by Eaton Corporation plc in November 2012. He was named chairman of Cooper in 2006, CEO in 2005 and president in 2004.

Qualifications
Mr. Hachigian has extensive leadership, operations and strategic planning experience gained through his prior service as the chairman, CEO and president of a global, publicly held manufacturer of electrical equipment and tools. He also has international leadership and operations experience gained through his prior service as the president and CEO of the Asia-Pacific operations of a lighting products manufacturer and in key management positions in Singapore and Mexico. In addition, Mr. Hachigian has financial and risk oversight experience developed through his prior service on the audit committee of another public company and as a prior member of the board of the Houston branch of the Federal Reserve Bank of Dallas. He has an MBA in finance from the Wharton School of Business and a Bachelor of Science in engineering from the University of California (Berkeley).

NEXTERA ENERGY 2024 PROXY STATEMENT ● 15

Business of the Annual Meeting
MARIA G. HENRY	Age: 57	Independent director since 2023
Board Committees » Finance & Investment Public Company Boards » General Mills, Inc. (since 2016) » NIKE, Inc. (since May 2023)
Career Highlights
Ms. Henry was chief financial officer of Kimberly-Clark Corporation from April 2015 through April 2022, and served as executive vice president and senior advisor of Kimberly-Clark Corporation from April 2022 until her retirement in September 2022. Prior to Kimberly-Clark, Ms. Henry was executive vice president and chief financial officer of the Hillshire Brands Company, formerly known as Sara Lee Corporation, from 2012 to 2014. She was the chief financial officer of Sara Lee’s North American Retail and Foodservice business from 2011 to 2012. Prior to Sara Lee, Ms. Henry held various senior leadership positions in finance and strategy in three portfolio companies of Clayton, Dubilier & Rice, most recently as executive vice president and chief financial officer of Culligan International. She also held senior finance roles in several technology companies and began her career at General Electric.

Qualifications
Ms. Henry has extensive leadership experience in finance and strategy for large global public, private equity controlled, and smaller entrepreneurial companies across consumer, technology, manufacturing and distribution industries. She has had oversight responsibility for finance, treasury, investor relations, strategy, real estate and accounting. She also has experience overseeing information technology and risk, including cyber risk. Ms. Henry currently serves on the boards of directors of NIKE, Inc. and General Mills, Inc. She holds a Bachelor of Science degree in finance from the University of Maryland.

JOHN W. KETCHUM	Age 53	Director since 2022
Board Committees » Executive (Chair) » Nuclear Public Company Boards » NextEra Energy Partners, LP (since 2017)
Career Highlights
Mr. Ketchum has been president and chief executive officer and a director of NextEra Energy since March 2022 and chairman since July 2022. He has also served as chairman of NextEra Energy’s subsidiary, Florida Power & Light Company (which has no publicly traded stock), since February 2023. Prior to his succession to the role of chief executive officer, he served as president and chief executive officer of NextEra Energy Resources, LLC (“NextEra Energy Resources”), the Company’s competitive energy supplier subsidiary and the world’s largest generator of renewable energy from the wind and sun and a world leader in battery storage. Mr. Ketchum joined NextEra Energy in 2002 and has a diverse business, finance and legal background with a broad range of experiences across key executive roles and NextEra Energy, NextEra Energy Resources and NextEra Energy Partners, LP (“NEP”). Mr. Ketchum is chief executive officer and a director of NEP, a publicly-traded growth-oriented limited partnership formed by NextEra Energy to acquire, manage and own contracted clean energy projects (in which the Company owns an underlying 52.6% interest).

Qualifications
Mr. Ketchum has a diverse business, finance and legal background with a broad range of experiences gained through his key executive roles at NextEra Energy, NextEra Energy Resources and NEP. During his 21 years with NextEra Energy, Mr. Ketchum has led the execution of various strategic initiatives across the enterprise and has been instrumental in the expansion of the Company’s renewable generation fleet. While CEO of NextEra Energy Resources, Mr. Ketchum oversaw the largest three-year capital investment program in NextEra Energy Resources’ history, as well its most successful period of new renewables origination, leading to a near doubling of the size of the renewables backlog during this period. In addition, he oversaw a nearly $5 billion, three-year capital recycling program, the largest in NextEra Energy Resources’ history. Mr. Ketchum holds a Master of Laws degree in taxation and a Juris Doctor from the University of Missouri — Kansas City School of Law. Mr. Ketchum holds a Bachelor of Arts degree in economics and finance from the University of Arizona. He also completed the Emerging CFO — Strategic Financial Leadership Program at Stanford University.

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Business of the Annual Meeting
AMY B. LANE	Age 71	Independent director since 2015
Board Committees » Executive » Finance & Investment » Governance & Nominating (Chair) Public Company Boards » FedEx Corp. (since 2022) » The TJX Companies, Inc. (since 2005)
Career Highlights
Ms. Lane retired in 2002 as managing director and group leader of the global Retailing Investment Banking Group of Merrill Lynch & Co., Inc. (“Merrill Lynch”), an investment banking firm. Prior to joining Merrill Lynch in 1997, she was a managing director at Salomon Brothers, Inc. (“Salomon Brothers”), an investment banking firm, where she founded and led the retail industry investment banking unit, having joined Salomon Brothers in 1989.

Qualifications
Ms. Lane has 26 years of leadership experience with financial services, capital markets, finance and accounting, capital structure, and acquisitions and divestitures in the financial services industry, as well as extensive experience in management, leadership and strategy. Ms. Lane served as a managing director and group leader of the global Retailing Investment Banking Group at Merrill Lynch from 1997 until her retirement in 2002. In that role, she led and worked on mergers and acquisitions and equity and debt transactions for a wide range of major retailers. Prior to joining Merrill Lynch, she was a managing director at Salomon Brothers, which she joined in 1989 and where she founded and led the retail industry investment banking unit. Ms. Lane has an MBA from the Wharton School of Business.

DAVID L. PORGES	Age 66	Independent director since 2020
Board Committees » Executive » Finance & Investment (Chair) » Governance & Nominating
Career Highlights
Mr. Porges was a non-employee member of the board of directors of Equitrans Midstream Corporation (“Equitrans”) from November 2018 through December 2019 and was the chairman of the board of Equitrans from November 2018 to July 2019. He joined EQT Corporation (“EQT”) in 1998 as senior vice president and chief financial officer and served as EQT’s CEO from April 2010 to April 2011 and as CEO and chairman from April 2011 to February 2017. From February 2017 to March 2018, Mr. Porges served as EQT’s executive chairman and as chairman and interim CEO from March 2018 to November 2018.

Qualifications
Mr. Porges has more than 20 years of leadership, finance, operations and mergers and acquisitions experience gained through his prior service as CEO and chairman of a publicly held energy industry company, as well as his prior service as the chief financial officer of that energy company. Mr. Porges also has experience with capital markets, finance and mergers and acquisitions gained through his prior service with an investment bank concentrating on the energy industry. Mr. Porges has an MBA from Stanford University.

DEBORAH L. “DEV” STAHLKOPF	Age 54	Independent director since 2023
Board Committees » Audit » Compensation
Career Highlights
Ms. Stahlkopf joined Cisco Systems, Inc. (“Cisco”) in August 2021 as executive vice president and chief legal officer. Prior to joining Cisco, she held several senior roles at Microsoft Corporation (“Microsoft”) over the course of 14 years, including corporate vice president, general counsel and corporate secretary, corporate, external and legal affairs from April 2018 to July 2021, vice president and deputy general counsel from December 2015 to April 2018 and associate general counsel from December 2010 to December 2015. Prior to joining Microsoft, she practiced law in the Seattle area at Perkins Coie, specializing in employment and labor law and at Cooley Godward, LLP, focusing on corporate and technology transactions.

Qualifications
Ms. Stahlkopf has extensive experience in legal strategy, including key issues including intellectual property, privacy and security, internet governance, cross-border data issues, geopolitical matters, and public policy priorities. She also has extensive experience in labor and employment law. She received her law degree from the University of Arizona, a Master of Arts degree in Philosophy from Duke University, and undergraduate degrees in English and philosophy from the University of Washington.

NEXTERA ENERGY 2024 PROXY STATEMENT ● 17

Business of the Annual Meeting
JOHN A. STALL	Age 69	Independent director since 2022
Board Committees » Audit » Nuclear (Chair)
Career Highlights
Mr. Stall retired from NextEra Energy in 2010, where he served in numerous nuclear leadership roles. He served as president of NextEra Energy’s nuclear division from 2009 to 2010, as senior vice president and chief nuclear officer from 2001 to 2009, as vice president, nuclear engineering from 2000 to 2001 and vice president of NextEra Energy’s St. Lucie nuclear generating station from 1996 to 2000. He also served in leadership roles at Dominion Energy, Inc.’s North Anna nuclear generating station from 1977 until 1996.

Qualifications
Mr. Stall has substantial nuclear expertise, operations and engineering experience and leadership experience. He has over 40 years of experience in nuclear generation through his career at both Dominion Energy, Inc. and NextEra Energy. He previously held a senior reactor operator license issued by the Nuclear Regulatory Commission and is a previously licensed professional engineer in the Commonwealth of Virginia. He served as the chair of an independent nuclear safety advisory committee for a publicly-traded electric utility that operates multiple nuclear generating units. He served as a member of the Institute of Nuclear Power Operations National Academy of Nuclear Training Accrediting Board from 2008 to 2019. Mr. Stall graduated from the University of Florida and holds a Bachelor of Science degree in nuclear engineering. He received his MBA from Virginia Commonwealth University.

DARRYL L. WILSON	Age 60	Independent director since 2018
Board Committees » Audit » Compensation Public Company Boards » Eaton Corporation plc (since 2021) » Primerica, Inc. (since February 2024)
Career Highlights
Mr. Wilson was vice president, commercial of GE Power, a business of GE, from June 2017 until his retirement in December 2017. From January 2016 to June 2017, he was vice president & chief commercial officer of GE Energy Connections and, from January 2013 to January 2016, he was vice president & chief commercial officer of GE Distributed Power. From July 2008 to January 2013, he was president & CEO of GE Aeroderivative Products. Prior roles also include president & CEO of GE Consumer Products, Europe Middle-east, Africa and India, based in Budapest, Hungary and London, England. He also served as president & CEO of GE Consumer and Industrial, Asia-Pacific and India based in Shanghai, China. Additionally, Mr. Wilson spent 6 years in progressive executive leader roles with British Petroleum — North America in business operations and regional fuel and lubricant distribution management positions.

Qualifications
Mr. Wilson has extensive leadership and international experience in business operations, commercial management, global manufacturing, mergers and acquisitions and services as a result of his senior leadership roles for a global manufacturer and service provider of power generation, power electronics, distribution, motors, power management, appliances and lighting products. Mr. Wilson has finance and financial markets experience as former chairman of the board of directors, Houston Branch —  Dallas Federal Reserve Bank and serving on the audit and investment committees on other public and non-profit boards. Mr. Wilson received an MBA in Marketing from Indiana University and a Bachelor of Arts in business administration from Baldwin Wallace College.

Unless you specify otherwise in your voting instructions, your proxy will be voted FOR election of each of the nominees.
The Board unanimously recommends a vote FOR the election of all nominees.
18 ● NEXTERA ENERGY 2024 PROXY STATEMENT

Business of the Annual Meeting
PROPOSAL 2: RATIFICATION OF APPOINTMENT OF DELOITTE & TOUCHE LLP AS NEXTERA ENERGY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2024
The Audit Committee appoints the Company’s independent registered public accounting firm. It has appointed Deloitte & Touche LLP (“Deloitte & Touche”) as the independent registered public accounting firm for the fiscal year ending December 31, 2024 to audit the accounts of the Company and its subsidiaries, as well as to provide its opinion on the effectiveness of the Company’s internal controls over financial reporting. The members of the Audit Committee and the Board believe that the continued retention of Deloitte & Touche as the Company’s independent registered public accounting firm is in the best interests of the Company and its shareholders.
Although ratification is not required, the Board is submitting the selection of Deloitte & Touche to shareholders as a matter of good corporate practice. If shareholders do not ratify the appointment, the appointment will be reconsidered by the Audit Committee, although the Audit Committee may nonetheless decide to continue the retention of Deloitte & Touche as NextEra Energy’s independent registered public accounting firm for 2024. Even if the appointment is ratified, the Audit Committee in its discretion may terminate the service of Deloitte & Touche at any time during the year if it determines that the appointment of a different independent registered public accounting firm would be in the best interests of NextEra Energy and its shareholders. Additional information on audit-related matters may be found on page 35 of this proxy statement.
Representatives of Deloitte & Touche are expected to be present at the annual meeting and will have an opportunity to make a statement and respond to appropriate questions from shareholders at the meeting.
Unless you specify otherwise in your voting instructions, your proxy will be voted FOR ratification of appointment of Deloitte & Touche as NextEra Energy’s independent registered public accounting firm for 2024.
The Board unanimously recommends a vote FOR ratification of appointment of Deloitte & Touche LLP as NextEra Energy’s independent registered public accounting firm for 2024.
NEXTERA ENERGY 2024 PROXY STATEMENT ● 19

Business of the Annual Meeting
PROPOSAL 3: APPROVAL, BY NON-BINDING ADVISORY VOTE, OF NEXTERA ENERGY’S COMPENSATION OF ITS NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT
The Company is asking shareholders to cast an advisory vote on the compensation of the Company’s named executive officers (“NEOs”), which is commonly called a “say-on-pay” vote, pursuant to section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Although this vote is not binding, it will provide information to the Compensation Committee regarding investor sentiment about the Company’s executive compensation philosophy, policies and practices, which the Compensation Committee will be able to consider when making future determinations regarding NEO compensation. The Company plans to give shareholders the opportunity to cast an advisory vote on this matter annually. Following the vote on this proposal, the next opportunity will occur in connection with the Company’s 2025 annual meeting.
The Company asks shareholders to approve this proposal by approving the following non-binding resolution:
“RESOLVED, that the shareholders of NextEra Energy, Inc. approve, on an advisory basis, the compensation paid to the Company’s NEOs, as disclosed in this proxy statement for the 2024 annual meeting of shareholders, including the Compensation Discussion & Analysis section, the compensation tables and the accompanying narrative discussion, pursuant to the compensation disclosure rules of the Securities and Exchange Commission (Item 402 of Regulation S-K).”
The fundamental objective of NextEra Energy’s executive compensation program is to motivate and reward actions that will increase shareholder value, particularly over the longer term. The Compensation Committee believes the Company’s executive compensation program reflects a strong pay-for-performance philosophy and is well-aligned with the short-term and long-term interests of shareholders and other important Company stakeholders, including customers and employees. A significant portion of each NEO’s total compensation opportunity is performance-based and carries both upside and downside potential.
The Executive Compensation section of this proxy statement, beginning on page 38, provides a detailed discussion of the Company’s compensation program for its NEOs. The discussion reflects our Fall 2023 shareholder outreach program and that NextEra Energy’s compensation program achieves its objectives of incentivizing operational excellence and provides long-term value for shareholders. For example, the chart below compares the Company’s TSR for the 10-year period ended December 31, 2023 to the TSRs of the S&P 500 Electric Utilities Index, the S&P 500 Utilities Index, the UTY, the S&P 500 and the S&P 500 Growth Index. NextEra Energy outperformed all of these indices over the period shown.
NEXTERA ENERGY TOTAL SHAREHOLDER RETURN THROUGH 12/31/2023 VS. VARIOUS INDICES(1)
NEXTERA ENERGY VS. INDICES	10-YEAR TSR
NextEra Energy	267%
S&P 500 Electric Utilities Index, total return	146%
S&P 500 Utilities Index, total return	135%
UTY, total return	133%
S&P 500, total return	211%
S&P 500 Growth Index, total return	250%

(1)
Source: FactSet Research Systems Inc.

Unless you specify otherwise in your voting instructions, your proxy will be voted FOR approval, by non-binding advisory vote, of NextEra Energy’s compensation of its NEOs as disclosed in this proxy statement.
The Board unanimously recommends a vote FOR approval, by non-binding advisory vote, of NextEra Energy’s compensation of its named executive officers, as disclosed in this proxy statement.
20 ● NEXTERA ENERGY 2024 PROXY STATEMENT

Business of the Annual Meeting
PROPOSAL 4: SHAREHOLDER PROPOSAL
The Company has been notified that a shareholder of the Company intends to present a proposal for consideration at the annual meeting. In accordance with Securities and Exchange Commission (“SEC”) regulations, the text of the shareholder proposal and supporting statement appears exactly as received by the Company. The shareholder proposal may contain assertions about the Company or other matters that the Company believes are incorrect, but the Company has not attempted to refute all of those assertions. All statements contained in the shareholder proposal and supporting statement are the sole responsibility of the proponent. The Company disclaims responsibility for the content of the proposal and the supporting statement.
The names of co-filing proponents, if any, and address and stock ownership of the proponent will be furnished upon receipt by the Corporate Secretary of an oral or written request for that information.
Proposal 4 — Board Matrix
The New York City Employees’ Retirement System has notified the Company that they intend to present the following proposal for consideration at the annual meeting.
RESOLVED: Shareholders of NextEra Energy, Inc. (“NextEra”) request that its Board of Directors (the “Board”) disclose in NextEra’s annual proxy statement each director/nominee’s self-identified gender and race/ethnicity, as well as the defined skills and attributes that are most relevant considering the Company’s overall business, long-term strategy, and risks, particularly with respect to climate change. The requested information shall be presented in matrix format and shall not include any attributes the Board identifies as minimum qualifications for all director candidates (the “Board Matrix”).
SUPPORTING STATEMENT
Investors believe a diverse board — in terms of relevant skills, gender, and race/ethnicity — is an indicator of a well-functioning board. Among other benefits, diverse boards can better manage risk by avoiding groupthink. NextEra’s Board sets the tone from the top and disclosure of a Board Matrix would signal to NextEra’s employees, customers, suppliers, and investors that the directors themselves are practicing diversity and inclusion in NextEra’s boardroom.
We resubmitted this proposal in 2023, and it received 49% support. NextEra’s current disclosures, however, continue to hinder investors in determining the comparative strengths of individual directors and their self-identified race/ethnicity. Carbon-based sources account for roughly half of NextEra’s generating capacity, underscoring the need for a climate-competent Board to oversee NextEra’s transition to a low carbon economy.
Many institutional investors prioritize board diversity in their proxy voting guidelines and engagement initiatives. Significant resources must be spent by investors to ascertain director information from ambiguous, aggregate company disclosures or they must rely on data providers, which also draws from the same, imprecise sources. Even when photographs are provided, investors and data providers may be unable to appropriately determine the race or ethnicity of directors. As a result, it can be unnecessarily challenging for investors to fulfill their fiduciary duties and vote according to their own proxy voting guidelines.
A Board Matrix would enable investors to make better informed proxy voting decisions by providing them with consistent, comparable and accurate data concerning NextEra’s directors in a structured, decision-useful format. Such information would enable investors to: (1) assess how well-suited individual director nominees are for NextEra in light of its long-term business strategy and risks, including the overall mix of director attributes and skills; (2) identify any gaps in skills or attributes; and (3) make meaningful, year-over-year comparisons of the Board’s composition; and (4) ascertain the self-identified gender, race/ethnicity, skills and attributes of any particular director who has assumed leadership roles on the board/committees, as well as his/her/their tenure. We would also encourage companies to disclose, in aggregate, the number of any self-identified LGBTQ+ director(s).
The proposal neither prevents nor discourages NextEra from disclosing any other data or information that the Board believes relevant.
Your peers, such as Exelon Corporation, Honeywell International Inc., and Consolidated Edison have published a Board Matrix with individualized director data. Their matrices also use EEO-1 categories for disclosing the diversity of individual directors, which allows for consistent and comparable data.
We urge shareholders to vote FOR this proposal.
NEXTERA ENERGY 2024 PROXY STATEMENT ● 21

Business of the Annual Meeting
The Board unanimously recommends a vote AGAINST the foregoing proposal for the following reasons:
The Board believes that adopting the shareholder proposal would not be in the best interests of the Company or its shareholders because the Board has included a matrix, by individual Board member, of each director’s gender and skills and attributes that are most relevant to the Company’s overall business strategy.
Since NextEra Energy has supplemented its disclosure about Board members skills and attributes, the proposal is duplicative of the skills and gender matrix published in this proxy statement.
The Board agrees that a diversity of skills and attributes is a key quality of a well-functioning board and is important information for shareholders. Diverse Board skills and attributes ensure appropriate Board oversight. As such, the Company provides detailed information regarding the Board in its proxy statement and on its website. In this proxy statement, the Company has enhanced its disclosure of Board member skills and gender in a matrix format by current individual director.
The Board has complied with the proposal’s most important request. Supporting this proposal will not result in any substantial increase in information about individual directors.
The Board acts as a collective body, representing the interests of all shareholders. While individual directors leverage their experience and knowledge, Board decisions and perspectives reflect the collective wisdom of the group. The breadth of our disclosures, including the enhancements mentioned above, emphasize the collective strength of our Board and meaningfully addresses the key requests of the proposal.
Unless you specify otherwise in your voting instructions, your proxy will be voted AGAINST Proposal 4.
For the above reasons, the Board unanimously recommends a vote AGAINST this proposal.
22 ● NEXTERA ENERGY 2024 PROXY STATEMENT

Business of the Annual Meeting
PROPOSAL 5: SHAREHOLDER PROPOSAL
The Company has been notified that a shareholder of the Company intends to present a proposal for consideration at the annual meeting. In accordance with Securities and Exchange Commission (“SEC”) regulations, the text of the shareholder proposal and supporting statement appears exactly as received by the Company. The shareholder proposal may contain assertions about the Company or other matters that the Company believes are incorrect, but the Company has not attempted to refute all of those assertions. All statements contained in the shareholder proposal and supporting statement are the sole responsibility of the proponent. The Company disclaims responsibility for the content of the proposal and the supporting statement.
The names of co-filing proponents, if any, and address and stock ownership of the proponent will be furnished upon receipt by the Corporate Secretary of an oral or written request for that information.
Proposal 5 — Climate Lobbying Report
CCLA Investment Management Limited has notified the Company that they intend to present the following proposal for consideration at the annual meeting.
WHEREAS: The United Nations Framework Convention on Climate Change states that greenhouse gas emissions must decline by 45 percent from 2010 levels by 2030 to limit global warming to 1.5 degrees Celsius. If that goal is not met, even more rapid reductions, at greater cost, will be required to compensate for the slow start on the path to global net zero emissions1.
Even with the recent passage of the Inflation Reduction Act, critical gaps remain between Nationally Determined Contributions set by the US government and the actions required to prevent the worst effects of climate change. Domestically and internationally, companies have an important and constructive role to play in enabling policymakers to close these gaps. Corporate lobbying that is inconsistent with the Paris Agreement presents increasingly material risks to companies and their shareholders, as delays in emissions reductions undermine political stability, damage infrastructure, impair access to finance and insurance, and exacerbate health risks and costs. Further, companies face increasing reputational risks from consumers, investors, and other stakeholders if they appear to delay or block effective climate policy. Of particular concern are trade associations and other politically active organizations that say they speak for business but too often present forceful obstacles to addressing the climate crisis.
The latest Climate Action 100+ benchmark indicates that NextEra Energy, Inc’s (“NextEra”) Real Zero by 2045 goal and its medium-/short-term emissions reduction targets meet all the disclosure framework criteria, but NextEra’s climate policy engagement does not meet any of the disclosure framework criteria2.
RESOLVED: Shareholders of NextEra Energy, Inc (“NextEra”) request that the Board of Directors report to shareholders (at reasonable cost, omitting confidential and proprietary information) on its framework for identifying and addressing misalignments between NextEra’s lobbying and policy influence activities and positions, both direct and indirect through trade associations, coalitions, alliances, and other organizations (“Associations”), and its Real Zero goal. The report should address the criteria used to assess alignment; the escalation strategies used to address misalignments; and the circumstances under which escalation strategies are used (e.g., timeline, sequencing, degree of influence over an Association).
SUPPORTING STATEMENT: The Company’s previously published climate lobbying report does not address the concerns of investors adequately. The proponents believe this request is generally consistent with the investor expectations described in the Global Standard on Responsible Climate Lobbying, and that this Standard is a useful resource for implementation3.
InfluenceMap assesses climate policy engagement alignment for the Climate Action 100+ benchmark. NextEra’s June 2022 review of their trade associations scored 0 out of 100, and accuracy of direct and indirect climate policy engagement disclosure does not meet any of the latest benchmark criteria4.

1
https://unfccc.int/news/updated-ndc-synthesis-report-worrying-trends-confirmed

2
https://www.climateaction100.org/company/nextera-energy-inc/

3
https://climate-lobbying.com/wp-content/uploads/2022/03/2022_global-standard-responsible-climate- lobbying_APPENDIX.pdf

4
https://ca100.influencemap.org/livescorecard/NextEra-Energy-Scorecard-37266

NEXTERA ENERGY 2024 PROXY STATEMENT ● 23

Business of the Annual Meeting
The Board unanimously recommends a vote AGAINST the foregoing proposal for the following reasons:
The Board believes that adopting the proposal would not be in the best interests of the Company or its shareholders.
The Company recently published a Trade Association Lobbying Report.
The report, which the Company believes satisfies the shareholder proposal, is available at www.investor.nexteraenergy.com/corporate-governance. The Company has made a reasonable effort to make the disclosures sought by the proponent and plans to update the report to reflect any material changes in lobbying strategy.
NextEra Energy’s existing lobbying and political expenditure disclosures and sustainability reporting provide all the material information needed by investors to evaluate the extent and scope of our lobbying efforts.
The report requested by the proposal would be duplicative and unnecessary. The Company’s 2023 Sustainability Report(1) provides extensive detail on the Company’s leadership to an emissions free U.S. electric sector built on low-cost renewables and various forms of energy storage. The Company’s entire business strategy centers on delivering low-cost clean energy to the U.S. electricity sector and to other industries with significant greenhouse gas emissions. The Company’s lobbying activities are aligned with this commitment. As such, the requested report is unnecessary and does nothing to advance further the Company’s leadership in renewable energy development and commissioning.
NextEra Energy’s trade association membership is subject to oversight processes to ensure alignment with the Company’s sustainability objectives.
The Company’s political engagement policy has oversight processes that provide for annual review of trade association memberships by the Company’s Vice President, Government Affairs — Federal. That officer has the responsibility to ensure proper alignment of the Company’s trade association activities with the objectives of the Company. The policy also requires that any policy positions that may be in conflict with the Company’s strategy and objectives are reviewed with the Company’s chairman to ensure that participation in these organizations continues to provide an overall benefit to the Company.
NextEra Energy believes its lobbying efforts present opportunities to advance its long-term goals and significantly benefits its shareholders and customers.
Given the robust disclosure of the Company’s lobbying efforts, the Board believes the report requested by the proposal would be an unnecessary, duplicative and unproductive use of the Company’s time and resources.
Unless you specify otherwise in your voting instructions, your proxy will be voted AGAINST proposal 5.
For the above reasons, the Board unanimously recommends a vote AGAINST this proposal.

(1)
See the Company’s 2023 Sustainability Report, available at https://www.nexteraenergy.com/sustainability.html.

24 ● NEXTERA ENERGY 2024 PROXY STATEMENT

Information About NextEra Energy and Management
THE COMPANY’S SECURITY TRADING POLICY
The Company’s Security Trading Policy (the “Trading Policy”) applies to all directors, officers and employees (collectively, referred to as “insiders” in the Trading Policy) of the Company. In October 2023, the anti-trading policy within the Trading Policy was amended to remove the Chief Legal Officer’s express authority to waive the policy in the limited circumstances specified in the policy. Additionally, the Trading Policy prohibits hedging transactions with respect to securities of the Company. The Trading Policy provides in relevant part as follows:
“Additional Prohibited Transactions. The Company considers it improper and inappropriate for any Company insider to engage in short-term or speculative transactions in the Company’s securities. It therefore is the Company’s policy that insiders may not engage in any of the following transactions: … Hedging Transactions. Certain forms of hedging or monetization transactions with respect to the Company’s securities, such as prepaid variable forwards, equity swaps and collars, allow an insider to lock in much of the value of his or her stock holdings, often in exchange for all or part of the potential for upside appreciation in the stock. These transactions allow the insider to continue to own the covered securities, but without the full risks and rewards of ownership. When that occurs, the insider may no longer have the same objectives as the Company’s other shareholders. Therefore, these transactions are prohibited under this Policy….”
COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table shows the beneficial ownership of NextEra Energy common stock as of December 31, 2023 by the only persons known by the Company to own beneficially more than 5% of the outstanding shares of the Company’s common stock based on shares outstanding as of March 26, 2024.
NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS
The Vanguard Group(1) 100 Vanguard Blvd. Malvern, PA 19355	198,664,863	9.7%
BlackRock, Inc.(2) 55 East 52nd Street New York, NY 10055	151,490,645	7.4%
State Street Corporation(3) State Street Financial Center One Lincoln Street Boston, MA 02111	116,304,947	5.75%

(1)
This information has been derived from a statement on Schedule 13G of The Vanguard Group, filed with the SEC on February 13, 2024. As of December 31, 2023, The Vanguard Group, an investment adviser, reported that it had sole dispositive power with respect to 188,983,287 shares reported as beneficially owned, shared dispositive power with respect to 9,681,576 shares reported as beneficially owned, shared voting power as to 3,492,715 shares reported as beneficially owned and no shares with sole voting power.

(2)
This information has been derived from a statement on Schedule 13G/A of BlackRock, Inc., filed with the SEC on February 13, 2024. As of December 31, 2023, BlackRock, Inc., a parent holding company, reported that it had sole dispositive power with respect to all of the shares reported as beneficially owned and sole voting power as to 138,638,766 of such shares and no shares with shared voting or dispositive power.

(3)
This information has been derived from a statement on Schedule 13G/A of State Street Corporation, filed with the SEC on January 29, 2024. As of December 31, 2023, State Street Corporation, a parent holding company, reported that it had shared dispositive power with respect to 116,003,650 shares reported as beneficially owned, shared voting power with respect to 76,368,218 shares reported as beneficially owned and no sole voting or dispositive power.

NEXTERA ENERGY 2024 PROXY STATEMENT ● 25

Information About NextEra Energy and Management
The table below shows the number of shares of NextEra Energy common stock beneficially owned as of March 26, 2024 by each of NextEra Energy’s directors and NEOs and by all directors, director nominees and executive officers as a group. As of March 26, 2024, all directors, director nominees and executive officers as a group beneficially owned less than 1% of NextEra Energy common stock. No shares are pledged as security.
	COMMON STOCK BENEFICIALLY OWNED
NAME	SHARES OWNED(1)	SHARES WHICH MAY BE ACQUIRED WITHIN 60 DAYS(2)	TOTAL SHARES BENEFICIALLY OWNED(3)	PHANTOM/ DEFERRED SHARES(4)
Nicole S. Arnaboldi	8,441	—	8,441	9,720
Sherry S. Barrat	105,531	11,143	116,674	47,975
James L. Camaren	161,620	—	161,620	32,297
Terrell Kirk Crews II	45,203	59,050	104,253	4,448
Kenneth B. Dunn	82,260	—	82,260	—
Naren K. Gursahaney	25,368	—	25,368	18,577
Kirk S. Hachigian	93,525	—	93,525	—
Maria G. Henry	4,230	—	4,230	—
John W. Ketchum	234,930	756,988	991,918	23,162
Rebecca J. Kujawa	150,027	268,726	418,753	6,841
Amy B. Lane	24,540	—	24,540	23,022
Armando Pimentel, Jr.	158,021	578,894	736,915	389
David L. Porges	40,756	—	40,756	13,824
Charles E. Sieving	229,223	271,240	500,463	31,593
Dev Stahlkopf	4,790	—	4,790	—
John A. Stall	13,834	—	13,834	—
Darryl L. Wilson	18,326	—	18,326	1,001
All directors, director nominees and executive officers as a group (18 persons)	1,598,992	2,114,328	3,713,320	223,201

(1)
Includes shares of restricted stock (performance-based for executive officers) for Messrs. Ketchum (57,867), Crews (18,202), Pimentel (36,807) and Sieving (25,493), Mrs. Kujawa (65,684), as well as for Mrs. Barrat (31,200) and Mr. Camaren (12,800), and a total of 358,813 shares of restricted stock for all directors and executive officers as a group. The holders of such shares of restricted stock have voting power, but not dispositive power.

(2)
Includes, for executive officers, shares which may be acquired as of or within 60 days after March 26, 2024, upon the exercise of stock options and, for directors, shares payable under the Company’s Deferred Compensation Plan, amended and restated effective January 1, 2003 (the “Frozen Deferred Compensation Plan”) or the NextEra Energy, Inc. Deferred Compensation Plan effective January 1, 2005, as amended and restated through February 11, 2016, as amended (the “Successor Deferred Compensation Plan”), the receipt of which has been deferred until the first day of the month after termination of service as a Board member. The Frozen Deferred Compensation Plan and the Successor Deferred Compensation Plan are collectively referred to as the “Deferred Compensation Plan.”

(3)
Represents the total number of shares listed under the columns “Shares Owned” and “Shares Which May Be Acquired Within 60 Days.” Under SEC rules, beneficial ownership as of any date includes any shares as to which a person, directly or indirectly, has or shares voting power or dispositive power and also any shares as to which a person has the right to acquire such voting or dispositive power as of or within 60 days after such date through the exercise of any stock option or other right.

(4)
Includes phantom shares under the FPL Group, Inc. Supplemental Executive Retirement Plan, amended and restated effective April 1, 1997 (the “Frozen SERP”), and the NextEra Energy, Inc. (f/k/a FPL Group, Inc.) Supplemental Executive Retirement Plan, amended and restated effective January 1, 2005 (the “Restated SERP”). The Frozen SERP and the Restated SERP are collectively referred to as the “SERP.”

26 ● NEXTERA ENERGY 2024 PROXY STATEMENT

Corporate Governance and Board Matters
CORPORATE GOVERNANCE PRINCIPLES & GUIDELINES/CODE OF ETHICS
The Board has adopted the Governance Guidelines that set forth expectations for directors, director independence standards, board committee structure and functions and other policies for the Company’s governance. NextEra Energy has adopted a Code of Business Conduct & Ethics applicable to all representatives of NextEra Energy and its subsidiaries, including directors, officers and employees, as well as a Code of Ethics for Senior Executive and Financial Officers (“Senior Code”), which applies to certain senior executive officers. These documents are available on the Company’s website at www.investor.nexteraenergy.com/corporate-governance. Any amendments or waivers of the Senior Code will be disclosed at this website address.
DIRECTOR INDEPENDENCE
The Board conducts an annual review regarding the independence from the Company’s management of each of its members and, in addition, assesses the independence of any new member at the time that the new member is considered for appointment or nomination for election to the Board. In assessing independence, the Board considers all relevant facts and circumstances and the standards established by the New York Stock Exchange (“NYSE”) and also set forth or referred to in the Governance Guidelines. The NYSE standards and the Governance Guidelines require that NextEra Energy have a majority of independent directors and that the Board must affirmatively determine that each director has no material relationship with the Company in order to determine that the director is independent. Material relationships for this purpose may include commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships, among others.
Based on its review, the Board determined that Nicole S. Arnaboldi, Sherry S. Barrat, James L. Camaren, Kenneth B. Dunn, Naren K. Gursahaney, Kirk S. Hachigian, Maria G. Henry, Amy B. Lane, David L. Porges, Dev Stahlkopf, John A. Stall and Darryl L. Wilson, constituting all 12 non-employee directors, are independent under the NYSE standards and the Governance Guidelines.
In determining that Mr. Camaren is independent, the Board considered that a NextEra Energy subsidiary has employed Mr. Camaren’s son-in-law since 2021 in a non-executive business role, for a total compensation in 2023 of approximately $159,000.
BOARD LEADERSHIP STRUCTURE
The Board believes that the decision as to who should serve as chairman and as chief executive officer (“CEO”) and whether the offices should be combined or separate is properly the responsibility of the Board to be exercised from time to time in appropriate consideration of the Company’s then-existing characteristics or circumstances. In view of the Company’s operating record, including its role as a national leader in renewable energy generation, and the operational and financial opportunities and challenges faced by the Company, the Board’s judgment is that the functioning of the Board is generally best served by maintaining a structure of having one individual serve as both chairman and CEO. The Board believes that having a single person acting in the capacities of chairman and CEO promotes unified leadership and direction for the Board and executive management and allows for a single, clear focus for the chain of command to execute the Company’s strategic initiatives and business plans and to address its challenges. However, in certain circumstances, such as the transition from one CEO to another, the Board believes that it may be appropriate for the roles of the CEO and the chairman to be separated.
The Board has an independent Lead Director selected by and from the independent directors (with strong consideration given to present and past committee chairs). The Lead Director serves a two-year term commencing on the date of the Company’s annual meeting of shareholders. Unless the independent directors determine otherwise due to particular circumstances, no director will serve as the Lead Director for more than one two-year term on a consecutive basis. Sherry S. Barrat currently serves as the Lead Director, having been appointed initially in May 2020 and reappointed in May 2022 in order to promote an effective and orderly CEO succession and transition. Mrs. Barrat is not standing for re-election having reached retirement age. The Governance & Nominating Committee has recommended that the Board appoint Ms. Lane to succeed Mrs. Barrat as the Lead Director upon Mrs. Barrat’s retirement on the date of the annual meeting, and the Board will act upon that recommendation no later than the annual meeting date.
NEXTERA ENERGY 2024 PROXY STATEMENT ● 27

Corporate Governance and Board Matters
The Lead Director has the following duties and authorities:
»
act, on a non-exclusive basis, as liaison between the independent directors and the chairman;
»
approve the Board agenda and information sent to the Board;
»
preside at Board meetings in the absence of the chairman and chair executive sessions of the non-management directors;

»
approve meeting schedules to assure that there is sufficient time for discussion of all agenda items;
»
call executive sessions of the independent directors;
»
if requested by major shareholders, be available, when appropriate, for consultation and direct communication consistent with the Company’s policies regarding communications with shareholders;

»
communicate Board member feedback to the CEO; and
»
have such other duties as may from time to time be assigned by the Board.
The Board believes that having an independent Lead Director, regular Board and committee executive sessions, a substantial majority of independent directors and the corporate governance structures and processes described in this proxy statement allow the Board to maintain effective oversight of management.
BOARD ROLE IN RISK OVERSIGHT
The Board discharges its risk oversight responsibilities primarily through its committees. The Board exercises its role in risk oversight in a variety of ways, including the following:

AUDIT COMMITTEE	FINANCE & INVESTMENT COMMITTEE	NUCLEAR COMMITTEE	COMPENSATION COMMITTEE	GOVERNANCE & NOMINATING COMMITTEE

»
Oversees the integrity of the Company’s financial statements, the independent auditor’s qualifications and independence, the performance of the Company’s internal audit function and the Company’s accounting and financial reporting processes
»
Oversees compliance with legal and regulatory requirements
»
Discusses with management the Company’s policies with respect to risk assessment and risk management
»
Reviews and discusses the Company’s major financial risk exposures and the steps management has taken to monitor and control those exposures
»
Ensures that risks identified from time to time as major risks are reviewed by the Board or a Board committee

»
Reviews and monitors the Company’s financing plans
»
Reviews and makes recommendations regarding the Company’s dividend policy
»
Reviews risk management activities and exposures related to the Company’s energy trading and marketing operations
»
Reviews the Company’s major insurance lines
»
Oversees the risks associated with financing strategy, financial policies and the use of financial instruments, including derivatives

»
Reviews the safety, reliability and quality of nuclear operations
»
Reviews reports issued by external oversight groups
»
Reviews the Company’s long-term strategies and plans related to its nuclear operations

»
Oversees compensation-related risks, including annually reviewing management’s assessment of risks related to employee compensation programs
»
Oversees the compensation risk mitigation practices and controls that the Company has in place

»
Oversees board composition, refreshment and diversity
»
Annual review of political contributions and trade association memberships
»
Provides political engagement oversight
»
Makes recommendations to the Board on the business of the Annual Meeting of Shareholders

28 ● NEXTERA ENERGY 2024 PROXY STATEMENT

Corporate Governance and Board Matters
NextEra Energy’s CEO, as the Company’s chief risk officer, together with other members of the Company’s senior management team, oversees the execution and monitoring of the Company’s risk management policies and procedures. NextEra Energy’s management maintains a number of risk oversight committees that assess operational and financial risks throughout the Company. NextEra Energy also has a Corporate Risk Management Committee, composed of senior executives, that assesses the Company’s strategic risks and the strategies employed to mitigate those risks. The Board committees discussed above meet periodically with the Company’s senior management team to review the Company’s risk management practices and key findings. Additionally, the Board’s role in oversight of sustainability issues is discussed in more detail on page 7.
BOARD EVALUATIONS
Each year the Board engages in a self-evaluation process which is conducted by the Governance & Nominating Committee. Members of the Board are surveyed to assess the effectiveness of the Board’s membership and oversight processes and to solicit input from members of the Board for improvements to the Board’s functions. With the input of the Governance & Nominating Committee, recommendations from Board members are incorporated into Board processes and Board agenda topics. This annual self-evaluation process ensures that the Board periodically considers improvements to Board processes and procedures.
DIRECTOR MEETINGS AND ATTENDANCE
The Board and its committees meet on a regular schedule and hold special meetings from time to time. Executive sessions of the independent directors are scheduled in the agenda for each regularly scheduled Board meeting. The Board met fourteen times in 2023. Each current director attended at least 98% of the total number of Board meetings and meetings of the committees on which he or she served during 2023. Absent circumstances that cause a director to be unable to attend the Board meeting held in conjunction with the annual meeting of shareholders, Board members are required to attend the annual meeting of shareholders. All current directors attended the 2023 annual meeting of shareholders, except for Director Dunn who was unable to attend due to personal matters.
BOARD COMMITTEES
The standing committees of the Board are:
The committees regularly report their activities and actions to the full Board, generally at the next Board meeting following the committee meeting. Executive sessions are held after each regularly-scheduled committee meeting (other than quarterly earnings review meetings of the Audit Committee) and are chaired by the committee chairs. Each of the committees operates under a charter approved by the Board and each committee (other than the Executive Committee) conducts an annual self-evaluation of its performance. Current copies of the committee charters are available on the Company’s website at www.investor.nexteraenergy.com/corporate-governance. The current membership and primary functions of the committees are described below.
NEXTERA ENERGY 2024 PROXY STATEMENT ● 29

Corporate Governance and Board Matters
AUDIT COMMITTEE	Meetings in 2023: 8
Members » Naren K. Gursahaney (Chair) » Nicole S. Arnaboldi » Kenneth B. Dunn » Dev Stahlkopf » John A. Stall » Darryl L. Wilson
Primary Responsibilities
»
Appoints the Company’s independent registered public accounting firm and approves all permitted services to be performed by the firm
»
Reviews the independent registered public accounting firm’s qualifications, performance and independence
»
Approves the engagement of any other registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services
»
Assists the Board in overseeing the integrity of the Company’s financial statements and compliance with legal and regulatory requirements
»
Assists the Board in overseeing the performance of the Company’s internal audit function, the accounting and financial reporting processes of the Company and audits of the Company’s financial statements
»
 Establishes procedures for the receipt, retention and treatment of complaints and concerns received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission of concerns regarding questionable accounting or auditing matters

Qualifications
»
All members are independent and financially literate under applicable NYSE and SEC requirements
»
Mr. Gursahaney is an audit committee financial expert under the definition provided by the SEC

COMPENSATION COMMITTEE	Meetings in 2023: 6
Members » Kirk S. Hachigian (Chair) » Sherry S. Barrat » James L. Camaren » Dev Stahlkopf » Darryl L. Wilson
Primary Responsibilities
»
Reviews and approves corporate goals and objectives relevant to the compensation of the CEO and the other executive officers
»
Evaluates the performance of the CEO in light of those goals and objectives, approves the compensation of the CEO and the other executive officers, approves any compensation-related agreements for the CEO and the other executive officers and makes recommendations to the Board with respect to the non-employee directors’ compensation
»
Oversees the preparation of the Compensation Discussion & Analysis section of this proxy statement and approves the Compensation Committee Report
»
Reviews the results of the Company’s shareholder advisory vote on the compensation of the NEOs, makes recommendations to the Board with respect to incentive compensation plans and other equity-based plans and administers the Company’s annual and long-term incentive plans and non-employee directors stock plan
»
Retains, and assesses the independence of, any outside compensation consultants engaged to assist in the evaluation of executive compensation

Qualifications » All members meet the NYSE standards for independence
GOVERNANCE & NOMINATING COMMITTEE	Meetings in 2023: 6
Members » Amy B. Lane (Chair) » Sherry S. Barrat » Naren K. Gursahaney » Kirk S. Hachigian » David L. Porges
Primary Responsibilities
»
Reviews the size and composition of the Board, identifies and evaluates potential nominees for election to the Board and recommends candidates for all directorships to be elected by shareholders or appointed by the Board
»
Reviews the Governance Guidelines, the Related Person Transactions Policy and the content of the Code of Business Conduct & Ethics and the Senior Code and recommends any proposed changes to the Board
»
Oversees the evaluation of the Board
»
Makes recommendations to the Board regarding the business of the annual meeting of shareholders, as well as with respect to shareholder proposals that may be considered at the annual meeting
»
Annual review of political contributions and trade association memberships

Qualifications » All members meet the NYSE standards for independence
30 ● NEXTERA ENERGY 2024 PROXY STATEMENT

Corporate Governance and Board Matters
FINANCE & INVESTMENT COMMITTEE	Meetings in 2023: 7
Members » David L. Porges (Chair) » Nicole S. Arnaboldi » James L. Camaren » Kenneth B. Dunn » Maria G. Henry » Amy B. Lane
Primary Responsibilities
»
Reviews and monitors the Company’s financing plans
»
Reviews and makes recommendations to the Board regarding the Company’s dividend policy
»
Reviews the Company’s risk management activities and exposures related to its energy trading and marketing operations
»
Reviews certain proposed capital expenditures
»
Reviews the performance of the Company’s pension, nuclear decommissioning and other investment funds

Qualifications » All members meet the NYSE standards for independence
NUCLEAR COMMITTEE	Meetings in 2023: 4
Members » John A. Stall (Chair) » John W. Ketchum
Primary Responsibilities
»
Meets with senior members of the Company’s nuclear division
»
Reviews the operation of the Company’s nuclear division and makes reports and recommendations to the Board with respect to such matters
»
Reviews, among other matters, the safety, reliability and quality of the Company’s nuclear operations and the Company’s long-term strategies and plans for its nuclear operations

Qualifications » Mr. Stall meets the NYSE standards for independence
EXECUTIVE COMMITTEE	Meetings in 2023: 0
Members » John W. Ketchum (Chair) » Sherry S. Barrat » Naren K. Gursahaney » Kirk S. Hachigian » Amy B. Lane » David L. Porges
Primary Responsibilities
»
Provides an efficient means of considering such matters and taking such actions as may require the attention of the Board or the exercise of the Board’s powers or authorities when the Board is not in session

CONSIDERATION OF DIRECTOR NOMINEES
Proxy access shareholder nominees
The Bylaws permit a shareholder, or a group of up to 20 shareholders, owning continuously for at least three years shares of NextEra Energy representing an aggregate of at least 3% of the Company’s outstanding shares to nominate and include in the Company’s proxy materials director nominees for up to 20% of the current membership of the Board or two directorships, whichever is greater, provided that the shareholder(s) and nominee(s) satisfy the requirements in the Bylaws. Notice of proxy access director nominees for the 2025 annual meeting of shareholders should be addressed to:
The Corporate Secretary
NextEra Energy, Inc.
P.O. Box 14000
700 Universe Boulevard
Juno Beach, Florida 33408-0420
NEXTERA ENERGY 2024 PROXY STATEMENT ● 31

Corporate Governance and Board Matters
and must be received no earlier than November 2, 2024 and no later than the close of business on December 2, 2024. A copy of the Bylaws containing the complete proxy access requirements is available on NextEra Energy’s website at www.investor.nexteraenergy.com/corporate-governance.
Other shareholder nominees
The policy of the Governance & Nominating Committee is to consider properly submitted shareholder nominations of candidates for membership on the Board. Shareholder nominations are reviewed in the same manner as candidates identified by or recommended to the Governance & Nominating Committee. Any shareholder nominations proposed for consideration by the Governance & Nominating Committee should include the nominee’s name and qualifications for Board membership, should include all information that the Bylaws require for director nominations and should be addressed to:
The Corporate Secretary
NextEra Energy, Inc.
P.O. Box 14000
700 Universe Boulevard
Juno Beach, Florida 33408-0420
A copy of the Bylaws is available on NextEra Energy’s website at www.investor.nexteraenergy.com/corporate-governance. In order for nominations to be timely under the advance notice requirements of the Bylaws for the 2025 annual meeting, they must be received no earlier than January 23, 2025 and no later than February 22, 2025.
COMMUNICATIONS WITH THE BOARD
The Board has established procedures by which shareholders and other interested parties may communicate with the Board, any Board committee, the Lead Director and any one or more of the other directors. Such parties may write to one or more of the directors:
c/o the Chief Legal Officer
NextEra Energy, Inc.
P.O. Box 14000
700 Universe Boulevard
Juno Beach, Florida 33408-0420
or send an e-mail to: boardofdirectors@nexteraenergy.com. They may also contact any member of the Audit Committee with a concern under the Code of Business Conduct & Ethics by calling 561-694-4644.
The Board has instructed the Chief Legal Officer to assist the Board in reviewing all written communications to the Board, any Board committee or any director as follows:
»
Complaints or similar communications regarding accounting, internal accounting controls or auditing matters will be handled in accordance with the NextEra Energy, Inc. and Subsidiaries Procedures for Receipt, Retention and Treatment of Complaints and Concerns Regarding Accounting, Internal Accounting Controls or Auditing Matters.

»
All other legitimate communications related to the duties and responsibilities of the Board or any committee will be promptly forwarded by the Chief Legal Officer to the applicable directors, including, as appropriate under the circumstances, to the chairman of the Board, the Lead Director and/or the appropriate committee chair.

»
All other shareholder, customer, vendor, employee and other complaints, concerns and communications will be handled by management with Board involvement as advisable with respect to those matters that management reasonably concludes to be significant.

Communications that are of a personal nature or not related to the duties and responsibilities of the Board, are unduly hostile, threatening, illegal or similarly inappropriate or unsuitable, are conclusory or vague in nature, or are surveys, junk mail, resumes, service or product inquiries or complaints, or business solicitations or advertisements, generally will not be forwarded to any director unless the director otherwise requests or the Chief Legal Officer determines otherwise.
WEBSITE DISCLOSURES
NextEra Energy will disclose the following matters, if such matters should occur, on its website at www.investor.nexteraenergy.com/corporate-governance:
32 ● NEXTERA ENERGY 2024 PROXY STATEMENT

Corporate Governance and Board Matters
»
any contributions by NextEra Energy to tax exempt organizations of which a director of the Company serves as an executive officer exceeding the greater of $1,000,000 or 2% of the organization’s revenues in any single fiscal year during the past three fiscal years; and

»
any Board determination that service by a member of the Company’s Audit Committee on the audit committees of more than three public companies does not impair the ability of that individual to serve effectively on the Company’s Audit Committee.

TRANSACTIONS WITH RELATED PERSONS
In 2007, the Board adopted a Related Person Transactions Policy (the “Policy”) for the review and approval of Related Person Transactions by the Governance & Nominating Committee. Transactions and series of transactions exceeding $120,000 in any fiscal year involving the Company and in which any Related Person has a direct or indirect material interest are governed by the Policy. Related Persons under the Policy are executive officers, directors and nominees for director of NextEra Energy, any beneficial owner of more than 5% of any class of NextEra Energy’s voting securities and any immediate family member of any of the foregoing persons.
In considering whether to approve a Related Person Transaction, the Governance & Nominating Committee (or its Chair, to whom authority has been delegated under certain circumstances) considers such factors as it (or the Chair) deems appropriate, which may include:
(1)
the Related Person’s relationship to NextEra Energy and interest in the transaction;

(2)
the material facts of the proposed Related Person Transaction, including the proposed value of such transaction or, in the case of indebtedness, the principal amount that would be involved;

(3)
the benefits to NextEra Energy and its shareholders of the Related Person Transaction; and

(4)
an assessment of whether the Related Person Transaction is on terms that are comparable to the terms that would be available to an unrelated third party.

The Policy provides for standing approval for certain categories of Related Person Transactions without the need for specific approval by the Governance & Nominating Committee. These categories include:
(1)
certain transactions with other companies where the Related Person’s only relationship is as an employee (other than an executive officer), partner or principal, if the aggregate amount involved does not exceed the greater of $1,000,000 or 2% of the other company’s gross annual revenues in its most recently-completed fiscal year, and

(2)
charitable contributions, grants or endowments by NextEra Energy to charitable organizations, foundations or universities with which a Related Person’s only relationship is as an employee (other than an executive officer) or a trustee, if the aggregate amount involved does not exceed the lesser of $500,000 or 2% of the charitable organization’s total annual receipts in its most recently completed fiscal year.

During 2023, three providers of investment management and administrative services to the Company were beneficial owners of more than 5% of NextEra Energy’s outstanding common stock. The nature and value of services provided by these 5% shareholders and their affiliates are described below:
»
BlackRock provided investment management services to the NextEra Energy, Inc. Employee Pension Plan and the Employee Retirement Savings Plan, money market fund management services to NextEra Energy subsidiaries, investment services to the decommissioning trust funds for the Duane Arnold and Point Beach nuclear plants and cash management fees; it received fees of approximately $1.0 million for such services in 2023;

»
State Street provided investment management and administrative services to the NextEra Energy, Inc. Employee Pension Plan and Employee Retirement Savings Plan and investment services to the decommissioning trust funds for FPL, Duane Arnold, Point Beach and Seabrook nuclear plants; it received fees of approximately $0.6 million for such services in 2023; and

»
Vanguard provided investment management and administrative services to the NextEra Energy, Inc. Employee Retirement Savings Plan and received fees of approximately $0.9 million for such services in 2023.

NEXTERA ENERGY 2024 PROXY STATEMENT ● 33

Corporate Governance and Board Matters
During 2023, the adult son-in-law of Mr. James L. Camaren was employed as a Sr. Financial Analyst in the Company’s Financial Planning and Analysis Group. His total compensation for 2023 was approximately $159,000 and he was eligible for Company benefits available to all other employees in a similar position.
During 2023, the adult brother-in-law of Mr. Michael Dunne, a Company officer, was a partner in the law firm of Kirkland & Ellis LLP (“Kirkland & Ellis”) and a Company subsidiary paid Kirkland & Ellis approximately $0.2 million for legal services in connection with real estate and environmental matters and legal disputes regarding transmission assets.
During 2023, the husband of Mrs. Nicole Daggs, a Company officer, was a partner in the law firm of Heise Suarez Melville, PA (“Heise”) and Company subsidiaries paid Heise approximately $1.1 million for legal services related to litigation matters.
34 ● NEXTERA ENERGY 2024 PROXY STATEMENT

Audit-Related Matters
AUDIT COMMITTEE REPORT
The Audit Committee submits the following report for 2023:
In accordance with the written Audit Committee Charter, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. During 2023, the Audit Committee met eight times, including four meetings where, among other things, the Audit Committee discussed the interim financial information contained in each quarterly earnings announcement with the chief financial officer, the chief accounting officer and the independent registered public accounting firm prior to public release.
In discharging its oversight responsibility as to the audit process, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence and has discussed with the independent registered public accounting firm the firm’s independence. The Audit Committee has reviewed any relationships that may affect the objectivity and independence of the independent registered public accounting firm and has satisfied itself as to the firm’s independence. The Audit Committee also discussed with management, the internal auditors and the independent registered public accounting firm the quality and adequacy of the Company’s internal controls and the internal audit function’s organization, responsibilities, resources and staffing. The Audit Committee reviewed with both the independent registered public accounting firm and the internal auditors their audit plans, audit scope and identification of audit risks.
The Audit Committee discussed and reviewed with the independent registered public accounting firm all communications required by generally accepted auditing standards, including those required to be discussed by PCAOB Auditing Standard No. 1301, “Communications with Audit Committees,” and discussed and reviewed the results of the firm’s audit of the financial statements. The Audit Committee also discussed the results of the internal audit examinations.
The Audit Committee reviewed and discussed the audited financial statements of the Company for the year ended December 31, 2023 with management and the independent registered public accounting firm. Management has the responsibility for the preparation of the Company’s financial statements and the independent registered public accounting firm has the responsibility for the audit of those statements.
Based on the above-mentioned review and discussions with management and the independent registered public accounting firm, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2023, for filing with the SEC.
In addition, and in accordance with the Audit Committee Charter, the Audit Committee reviewed and discussed with management and the independent registered public accounting firm management’s internal control report, management’s assessment of the internal control structure and procedures of the Company for financial reporting and the independent registered public accounting firm’s opinion on the effectiveness of the Company’s internal control over financial reporting, all as required to be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023.
As specified in the Audit Committee Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and in accordance with generally accepted accounting principles. These are the responsibilities of the Company’s independent registered public accounting firm and management. In discharging its duties, the Audit Committee has relied on (1) management’s representations to us that the financial statements prepared by management have been prepared with integrity and objectivity and in conformity with generally accepted accounting principles and (2) the report of the independent registered public accounting firm with respect to such financial statements.
Respectfully submitted,
THE AUDIT COMMITTEE

Naren K. Gursahaney, Chair	Nicole S. Arnaboldi	Kenneth B. Dunn	Dev Stahlkopf	John A. Stall	Darryl L. Wilson
NEXTERA ENERGY 2024 PROXY STATEMENT ● 35

Audit-Related Matters
FEES PAID TO DELOITTE & TOUCHE
The following table presents fees billed for professional services rendered by Deloitte & Touche, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates, for the fiscal years ended December 31, 2023 and 2022.
DELOITTE & TOUCHE FEES	2023 ($)	2022 ($)
Audit fees(1)	7,423,000	6,965,000
Audit-related fees(2)	3,372,000	3,504,000
Tax fees(3)	860,000	1,120,000
All other fees(4)	235,000	285,000
Total Fees	11,890,000	11,874,000

(1)
Audit fees consist of fees billed for professional services rendered for the audit of NextEra Energy’s and FPL’s annual consolidated financial statements for the fiscal year, the reviews of the financial statements included in NextEra Energy’s and FPL’s Quarterly Reports on Form 10-Q filed during the fiscal year, the audit of the effectiveness of internal control over financial reporting, and the issuance of comfort letters and consents.

(2)
Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of NextEra Energy’s and FPL’s consolidated financial statements and are not reported under “Audit Fees.” These fees primarily related to audits of subsidiary financial statements, consultations on transactions and financial systems pre-implementation internal control assessments.

(3)
Tax fees consist of fees billed for professional services rendered for tax compliance and tax advice and planning. These fees primarily related to research and development tax credit advice and planning services.

(4)
All other fees consist of fees for products and services other than the services reported under the other named categories. In 2023, these fees relate to training and advisory services for IT job architecture and skills descriptions and, in 2022, these fees relate to training and advisory services for Human Resources optimization.

POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
In accordance with the requirements of Sarbanes-Oxley, the Audit Committee Charter and the Audit Committee’s pre-approval policy for services provided by the independent registered public accounting firm, all services performed by Deloitte & Touche are approved in advance by the Audit Committee. Permitted services specifically identified in an appendix to the pre-approval policy for which the fee is expected to be $500,000 or less are pre-approved by the Audit Committee each year. This pre-approval allows management to obtain the specified permitted services on an as-needed basis during the year, provided any such services are reviewed with the Audit Committee at its next regularly scheduled meeting. Any permitted service for which the fee is expected to exceed $500,000, or that involves a service not listed on the pre-approval list, must be specifically approved by the Audit Committee prior to commencement of such service. The Audit Committee has delegated to the Chair of the Audit Committee the right to approve audit, audit-related, tax and other services, within certain limitations, between meetings of the Audit Committee, provided any such decision is presented to the Audit Committee at its next regularly scheduled meeting. At each Audit Committee meeting (other than meetings held solely to review earnings materials), the Audit Committee reviews a schedule of services and the estimated fees for those services for which Deloitte & Touche has been engaged since the prior Audit Committee meeting under existing pre-approvals. In 2023 and 2022, no services provided to NextEra Energy or FPL by Deloitte & Touche were approved by the Audit Committee after services were rendered pursuant to Rule 2-01(c)(7)(i)(C) of the SEC’s Regulation S-X (which provides a waiver of the otherwise applicable pre-approval requirement under certain conditions).
The Audit Committee has determined that the non-audit services provided by Deloitte & Touche during 2023 and 2022 were compatible with maintaining that firm’s independence.
36 ● NEXTERA ENERGY 2024 PROXY STATEMENT

Audit-Related Matters
LETTER FROM THE LEAD DIRECTOR
Dear Fellow Shareholders,
As the Lead Director of NextEra Energy, I want to take this opportunity to share with you some enhancements to our shareholder outreach program. The Say-on-Pay vote results last year were not as high as we are accustomed to, so we want to ensure we engage with shareholders and are responsive to their feedback. Later in this proxy statement we detail our enhanced Fall shareholder outreach program and what we have learned from investors.
We believe by actively listening to your perspectives, concerns, and suggestions, we can become a stronger company built on mutual trust and shared objectives.
Our shareholder outreach program is designed to facilitate meaningful engagement. With regard to executive compensation specifically, this year we enhanced specific elements of this program and our related disclosures to further this objective. Our enhancements this year include the following:

1. SHAREHOLDER MEETINGS	2. DIRECTOR PARTICIPATION IN SHAREHOLDER MEETINGS	3. ANNUAL SUMMARY OF WHAT WE HEARD

We have made it a priority to hold regular shareholder meetings to ensure our shareholders have the opportunity to directly engage with our management team. These meetings serve as a platform for open dialogue, where you can voice your concerns, ask questions, and receive updates on our initiatives. This year we expanded our outreach specifically around compensation matters.

We understand the importance of our directors being accessible to shareholders, and director participation allows for open and direct communication. This year, I participated in several of our meetings with our largest shareholders, and I truly benefitted from the engaging conversations I had.

We have added a disclosure table summarizing what we heard during shareholder meetings, as well as our response to the feedback received. This additional disclosure begins on page 42 of this proxy statement, and we plan to include this in future proxy statements.

In our meetings, we heard that shareholders generally support the structure of our compensation programs, and we also gained useful perspectives on opportunities to enhance our disclosure and rationale for our decision-making. Using insights gathered from shareholder questions and feedback about these and other executive compensation topics, we have made enhancements to certain elements of our programs and this year’s proxy statement disclosure to further explain the rationale behind the design of our compensation program. We were also pleased at the positive reception we received from many shareholders who supported our overall compensation program. Our shareholder outreach program reflects our commitment to maintaining strong relationships and delivering long-term value to our shareholders by aligning compensation programs with business results. Your feedback and input are crucial to our continued success.
Thank you for the trust you have placed in NextEra Energy. We look forward to hearing from you and continuing our journey together. I am retiring and have full confidence in my recommended successor, who will continue to participate in outreach calls.
Warm regards,
SHERRY S. BARRAT Lead Director
NEXTERA ENERGY 2024 PROXY STATEMENT ● 37

Executive Compensation
COMPENSATION DISCUSSION & ANALYSIS
This Compensation Discussion & Analysis (also referred to as “CD&A”) explains our 2023 executive compensation program for our NEOs. Our executive compensation program for NEOs generally applies to our Company’s other executive officers, as well. Please read this discussion and analysis together with the tables and related narrative about executive compensation which follow.
CD&A CONTENTS
39	I. HIGHLIGHTS
46	II. Design of Our Executive Compensation Program
48	III. How We Make Compensation Decisions
51	IV. 2023 Named Executive Officer Compensation
63	V. Other Practices and Policies Related to Compensation
66	VI. POST-EMPLOYMENT COMPENSATION
67	VII. TAX CONSIDERATIONS

Named executive officers
Below are our NEOs during 2023 whose compensation is described in this Compensation Discussion & Analysis.
NEOS AND TITLES(1)

JOHN W. KETCHUM	TERRELL KIRK CREWS II	REBECCA J. KUJAWA
Chairman, President and Chief Executive Officer, NextEra Energy and Chairman, FPL	Executive Vice President, Finance and Chief Financial Officer, NextEra Energy and FPL	President and Chief Executive Officer, NextEra Energy Resources

ARMANDO PIMENTEL, JR.	CHARLES E. SIEVING
President and Chief Executive Officer, FPL	Executive Vice President, Chief Legal, Environmental and Federal Regulatory Affairs Officer, NextEra Energy and Executive Vice President, FPL

(1)
Effective March 1, 2022, Mr. Ketchum was appointed President and Chief Executive Officer of NextEra Energy, Mrs. Kujawa was appointed President and Chief Executive Officer of NextEra Energy Resources and Mr. Crews was appointed Executive Vice President, Finance and Chief Financial Officer of NextEra Energy and FPL. Mr. Ketchum previously served as President and Chief Executive Officer of NextEra Energy Resources. Mrs. Kujawa previously served as Executive Vice President, Finance and Chief Financial Officer of NextEra Energy and FPL. Mr. Crews previously served as Vice President, Business Management of NextEra Energy Resources. Mr. Ketchum was appointed Chairman of FPL on February 15, 2023. Mr. Pimentel was appointed President and Chief Executive Officer of FPL on February 15, 2023. Mr. Sieving previously served as Executive Vice President and General Counsel of NextEra Energy and was appointed Executive Vice President, Chief Legal, Environmental and Federal Regulatory Affairs Officer on May 18, 2023.

38 ● NEXTERA ENERGY 2024 PROXY STATEMENT

Executive Compensation
I.
Highlights

Delivering for shareholders, customers and community to position the organization for the future

2023 was another pivotal year for the Company as we delivered strong performance across the spectrum of factors, both financial and non-financial. The execution on these key pillars contributed to both near and longer-term value for stakeholders, including:

RECORD FINANCIAL RESULTS

»
We continued our long history of delivering outstanding results for shareholders reflected in our record financial performance (with respect to adjusted earnings and adjusted EPS) and operational excellence.

CORPORATE RESPONSIBILITY

»
NextEra Energy continues to be recognized as a leader in corporate responsibility. In 2023, NextEra Energy was named by Fortune Magazine as the World’s Most Admired Electric & Gas Utility for the sixteenth time in the last seventeen years. In 2023, Newsweek named NextEra Energy to its list of America’s Most Responsible Companies.

COMMITMENT TO CUSTOMERS
AND COMMUNITY
»
FPL’s smart grid technology avoided nearly 70,000 outages during Hurricane Idalia. With multiple years of reliability and storm hardening investments designed to limit physical risk, FPL did not lose a single transmission structure during Hurricane Idalia.

For the full year 2023, NextEra Energy reported net income attributable to NextEra Energy on a GAAP basis of $7.310 billion, or $3.60 per share. We also achieved company-record adjusted earnings* of $6.441 billion and adjusted EPS* of $3.17. Moreover, near-record adjusted EPS growth and strong adjusted ROE for 2023 improved our three-year adjusted EPS growth and adjusted ROE profiles, as shown below.
NET INCOME ATTRIBUTABLE TO NEXTERA ENERGY ON A GAAP BASIS	ADJUSTED EARNINGS*	ADJUSTED EPS*

$7.310 B or $3.60 per share	$6.441 B a company record	$3.17 a company record

*
This measure is not a financial measure calculated in accordance with GAAP. See Appendix A to this proxy statement for a reconciliation of this non-GAAP financial measure to the most directly comparable GAAP financial measure.

NEXTERA ENERGY KEY METRICS
Metric	Data	Detail
Adjusted EPS Growth (1-year)*	9.3%	2022-2023 YoY Growth
Adjusted EPS Growth (3-year)*	11.1%	2021-2023 Average
Adjusted ROE (1-year)*	15.0%	2023 Return on Equity
Adjusted ROE (3-year)*	14.8%	2021-2023 Average
Each of these corresponds to performance among the top tricile of our peer group as measured for the purposes of our compensation programs. These significant accomplishments came as NextEra Energy also continued to be a leader among the ten largest U.S. utilities (based on market capitalization**) in many financial metrics, including those shown below.
NEXTERA ENERGY 2024 PROXY STATEMENT ● 39

Executive Compensation
NEXTERA ENERGY RANK VS. TEN LARGEST U.S. UTILITIES BASED ON MARKET CAP**
Metric	Rank	Detail
Adjusted EPS Growth*	#1	3-, 5-, 7- and 10-year
Adjusted ROE*	#1	1-, 3-, 5-, 7- and 10-year

*
This measure is not a financial measure calculated in accordance with GAAP. See Appendix A to this proxy statement for a reconciliation of this non-GAAP financial measure to the most directly comparable GAAP financial measure. See the 2023 Financial Performance Matrix section on page 52 for more information on how the rankings are determined.

**
Market capitalization is as of December 31, 2023; rankings are sourced from FactSet Research Systems Inc.

The Company’s outstanding performance in 2023 was realized through its two principal operating businesses, FPL and NextEra Energy Resources.
FPL	NEXTERA ENERGY RESOURCES
Exceeded top-decile performance in minutes of service unavailability per customer and best-ever performance in frequency of momentaries	Added approximately 9,000 MWs of new renewables and storage origination to the backlog setting a new record
Delivered best-in-class performance in per-customer O&M expense and exceeded top-decile overall fossil fleet generation availability of 93.4%	Delivered strong performance in wind development, with approximately 1,850 MWs of new wind projects placed in service
The Edison Electric Institute (EEI) honored FPL, for the 22nd time, with its Emergency Response Award for the company’s power restoration efforts following Hurricane Idalia	Delivered strong performance in solar development, with adding approximately 2,320 contracted MWs of solar development placed in service
In 2023 won the ReliabilityOne® Southeast Region Reliability Award as well as the Outstanding System Resiliency Award	Leader in the U.S. in grid-scale battery storage, adding 1,440 MWs of storage placed in service
Achieved best-ever and exceeded top-decile OSHA recordable rate with 0.18
Delivering long-term value to shareholders
NextEra Energy has delivered superior company performance over multi-year cycles, driven in large part by an enduring executive compensation program that aligns with the Company’s strong pay for performance philosophy. Our program incentivizes our executives through the application of both annual and multi-year operational and financial performance measures, as well as through the application of a multi-year relative TSR performance measure. The structure is intended to drive consistent performance over the long-term in an industry such as ours, where large capital investment decisions for infrastructure projects which, if developed well over a generally long development cycle and subsequently operated well year-in and year-out, should provide positive, growing returns over extended periods. The structure also acknowledges the historically longer-term economic cycles inherent in the power industry and the sporadic volatility that the power industry experiences from time-to-time.
NEXTERA ENERGY VS. INDICES	1-YEAR TSR	3-YEAR TSR	5-YEAR TSR	7-YEAR TSR	10-YEAR TSR
NextEra Energy	(25.3)%	(15.7)%	56.4%	140.2%	266.6%
S&P 500 Index	26.3%	33.1%	107.2%	141.4%	211.5%
S&P 500 Growth Index	30.0%	21.2%	112.1%	170.2%	250.2%
S&P 500 Utilities Index	(7.1)%	11.0%	41.0%	64.5%	134.8%
Although none of the S&P 500 Index, the S&P 500 Growth Index or the S&P 500 Utilities Index are peer groups for the purposes of executive compensation, our Company’s performance relative to those indices demonstrates that our executive compensation program is incentivizing management to make decisions that deliver long-term value to shareholders relative to some of the highest-performing companies in the world. Our TSR over the 5-, 7- and 10-year time frame continues to compare favorably to the selected indices, while our 1- and 3-year TSR results trailed these indices, despite strong performance on ROE and EPS growth.
40 ● NEXTERA ENERGY 2024 PROXY STATEMENT

Executive Compensation
2023 Compensation Program Outcomes
2023 Annual Incentive
Annual incentive performance is based 50% on financial metrics (Adjusted ROE and Adjusted EPS Growth) as measured against a rigorous performance grid relative to peers as shown on page 53, and 50% based on operational performance metrics primarily established based on industry benchmarks and Company performance. For 2023, NEE performed within the top tricile of both annual incentive financial metrics and performed above-target on most operational metrics. This very strong performance across our business resulted in an above-target annual incentive payout of 184%. No individual performance factors were used to modify the 2023 annual incentive award payouts for any of the NEOs in recognition of the stock price performance during 2023.
	Metric	Result	Payout Factor
Financial	Adjusted ROE	15.0%	2.00
	Adjusted EPS Growth	9.3%
Operational	Metrics for FPL and NEER that focus on safety, customer value, reliability, operational excellence, and growth	FPL: 1.78 (50% weighting) NEER: 1.57 (50% weighting)	1.68
		Total annual incentive as percent of target	184%
Long-Term Incentive Payout for 2021-2023 Performance-Share Award Cycle
Performance for the 2021-2023 Performance Share Awards was measured 80% against a 3-year Adjusted ROE and Adjusted EPS Growth financial matrix, with the remainder evaluated against four key operational measures. Performance is 20 percentage points higher or lower on the basis of 3-year relative TSR performance. The Company performed in the top tricile on each of the financial performance metrics and outperformed across operational metrics, resulting in a potential payout of 200%. However, the Company performed in the bottom 25th percentile on relative TSR, resulting in a downward TSR modifier of 80%. This led to an overall payout on the PSAs of 160%.
	Metric	Payout Factor
Financial (80%)	3-year Adjusted ROE and Adjusted EPS Growth	2.00
Operational (20%)	Four measures focused on safety, nuclear industry performance, outage rate, and service reliability	1.98
TSR Modifier (+/- 20%)	Relative 3-year TSR against top ten power companies by market capitalization	80%
	Total 2021-2023 Performance Share Award Payout	160%
*
Market capitalization is as of December 31, 2023; rankings are sourced from FactSet Research Systems Inc.

**
This measure is not a financial measure calculated in accordance with GAAP. See Appendix A to this proxy statement for a reconciliation of this non-GAAP financial measure to the most directly comparable GAAP financial measure. Adjusted ROE is described on page 53.

NEXTERA ENERGY 2024 PROXY STATEMENT ● 41

Executive Compensation
***
Top tricile of our peer group as measured for the purposes of our compensation programs.

****
STI refers to the annual incentive plan, while PSUs refer to the performance share awards granted in 2021 for the performance period ended December 31, 2023.

Responding to our shareholders — 2023 Say-on-Pay vote and shareholder outreach
Following our 2023 annual meeting, we reached out to shareholders who, in the aggregate, represented approximately 58.3% of our outstanding shares, and held discussions with those who agreed to our request for engagement, representing approximately 36.3% of our outstanding shares. Our Lead Director participated in 8 meetings with our largest shareholders and brought insights back to the Compensation Committee and full Board.
Based on feedback from those engagements, we found shareholders were, consistent with our 2023 Say-on-Pay vote of 78.7% in favor, generally supportive of our executive compensation program and of our overall corporate governance practices. A summary of what we heard during these discussions, as well as our responses to the feedback received, follows.
KEY SHAREHOLDER ENGAGEMENT HIGHLIGHTS

73 of our largest 100 shareholders contacted	~58.3% common shares outstanding contacted	22 shareholder meetings held	~36.3% common shares outstanding represented in meetings
WHAT WE HEARD	OUR RESPONSE
Shareholders wanted disclosure of the annual incentive plan metrics
»
Disclosure of the metric definitions and the rationale behind the metric selection has been expanded. The individual weightings for each metric are now disclosed, which offers a more comprehensive understanding of the calculations behind the final payouts.

Shareholders were proponents of higher annual performance metric hurdles for our NEE and NEP performance-based restricted stock awards
»
The Compensation Committee increased the annual NEE performance-based stock award hurdle of adjusted earnings from $2.5B in 2023 to $3.0B for 2024 and the annual NEP performance-based stock award hurdle of adjusted EBITDA was increased from $400MM in 2023 to $900MM for 2024. We remain committed to evaluating the performance hurdles on an annual basis.

Shareholders commented that unvested equity should not count in stock ownership guidelines
»
Our Governance & Nominating committee recommended that the full Board modernize the stock ownership guidelines to exclude unvested equity from counting towards the stock ownership guidelines. This update was approved in late 2023 and the plan details are available at www.investor.nexteraenergy.com/corporate-governance.

Shareholders prefer more robust anti-pledging policies
»
Our Governance & Nominating committee recommended that the full Board modernize NEE’s Securities Trading Policy to implement a more robust anti-pledging policy that is consistent with best practices. This update was approved in late 2023 and the plan details are available within the Securities Trading Policy at
www.investor.nexteraenergy.com/corporate-governance.

Shareholders expressed an interest in disclosure that incorporates the feedback we received during shareholder engagement meetings
»
Beginning with this proxy statement, we are including this additional disclosure table which includes feedback related to our governance and executive compensation programs received during shareholder engagement meetings. We plan to include this information in future years as well.

42 ● NEXTERA ENERGY 2024 PROXY STATEMENT

Executive Compensation
WHAT WE HEARD	OUR RESPONSE
Some shareholders indicated they preferred performance-based stock awards to have a minimum three-year cliff vesting period
»
Both the NEE and NEP performance-based stock awards have one-year performance hurdles that must be achieved annually for the award to vest. We use one-year performance measurements for these long-term equity awards to emphasize the importance of the immediate responsibilities of our executives in attaining one-year goals that can act as a steppingstone towards long-term financial success. Per the NextEra Energy Stock Retention policy, once vested, all Section 16 officers are required to hold the stock for two additional years.
Measuring performance annually but requiring executives to hold their awards for two years after vesting strikes a balance between immediate performance and sustainable value creation. It encourages behaviors that contribute to short-term goals and yet encourages a mindset geared towards the long-term success and sustainability of NextEra Energy. The table below illustrates the timeline of vesting versus when shares are available:

		Vesting Period	Post-Vest Holding Period	Shares Available (after grant)
	First (1/3)	1 year	2 years	3 years
	Second (1/3)	2 years	2 years	4 years
	Third (1/3)	3 years	2 years	5 years
A few shareholders commented that similar metrics exist in the short- and long-term incentive plans
»
While a financial matrix of adjusted ROE and adjusted EPS is utilized in both the short-term incentive and long-term incentive plans, the plans measure adjusted ROE and adjusted EPS over different time periods (1-year vs 3-year) and assign different weightings to the financial matrix. These metrics were selected due to their importance in aligning each program with shareholder interests. Since annual growth of adjusted EPS and consistently strong adjusted ROE are essential to supporting long-term financial growth, the Compensation Committee believes including these metrics in both plans supports the Company’s delivery of its long-term financial goals for our shareholders and our customers.

We heard shareholders wanted compensation to reflect the shareholder experience in 2023	» For 2024, we kept all target compensation, including base salaries, flat for all of the NEOs, notwithstanding record results on adjusted earnings and adjusted EPS.
Shareholders generally disfavor single trigger change in control provisions
»
Beginning in 2021, our executive change in control agreements were modernized with double trigger change in control (CIC) provisions. We committed to not provide single trigger CIC provisions to any newly hired or promoted executive officer, and only legacy agreements for certain current NEOs contain such provisions which provide vesting in connection with a CIC.

NEXTERA ENERGY 2024 PROXY STATEMENT ● 43

Executive Compensation
Our commitment to best practices
WHAT WE DO	WHAT WE DO NOT DO

Tie pay to performance; 92% of the CEO’s actual direct 2023 compensation was performance-based

Use industry benchmarks when setting operational goals and when reviewing actual performance and generally target top-decile performance as compared to our industry on operational measures

Take steps to mitigate undue risk related to compensation, including using a clawback policy, stock ownership and retention requirements and multiple performance metrics; the Compensation Committee conducts an annual comprehensive risk assessment of incentive compensation plans in an effort to confirm that none of the Company’s compensation programs creates risks that are reasonably likely to have a material adverse impact on the Company

Have robust stock ownership guidelines which all NEOs exceed

Require executive officers to hold both NEE and NEP performance-based restricted stock for two years after vesting

Have a minimum full vesting period for stock options and performance-based restricted stock, generally three years

Use an independent compensation consultant

Engage in shareholder outreach and regularly assess the executive compensation program against shareholder input, emerging trends and other factors

Require NEOs to enter into Rule 10b5-1 plans with minimum waiting periods to transact trades in company securities

No CEO employment agreement

No tax gross-ups of NEO perquisites

No excise tax gross-up provisions in change in control agreements entered into since 2009

No repricing of underwater stock options

No share recycling under equity compensation plans

No hedging or pledging of company securities by NEOs or directors permitted under securities trading policy

No counting of unvested equity toward meeting stock ownership guidelines

No guaranteed annual or multi-year bonuses

44 ● NEXTERA ENERGY 2024 PROXY STATEMENT

Executive Compensation
How the Company’s annual incentive plan and long-term incentives contribute to sustainability
In addition to those metrics in our annual incentive plan and our performance shares that emphasize our commitment to sustainability, our executive compensation program also includes goals tied to customer value, employee safety and compliance with environmental regulations, a variety of which have been included as compensation metrics since 2001.
Compensation metrics tied to improved sustainability include:
CUSTOMER VALUE PROPOSITION	OPERATIONAL PERFORMANCE	SAFETY

To emphasize the delivery of a sustainable, outstanding customer value proposition, compensation metrics include:
»
O&M costs per retail MWh,
»
capital expenditures,
»
service reliability, and
»
customer satisfaction scores.
These metrics are intended to drive the sustainable delivery of:
»
low bills,
»
high reliability,
»
clean energy solutions, and
»
outstanding customer service.

Intended to support continued efficient and reliable delivery of clean energy to our customers.
These metrics include:
»
availability metrics across the generation fleets, and
»
reliability metrics for the transmission and distribution grid.

Safety is a Company priority because people are our most important asset, and safety is a leading indicator of our operational performance.
»
The number of OSHA recordable incidents is included to emphasize the Company’s focus on a zero-injury workplace and incentivize senior executive leadership on safety issues.

ENVIRONMENTAL EVENTS
To support our commitment to the environment, metrics include: » achieving zero significant environmental violations across all of our businesses.
NEXTERA ENERGY 2024 PROXY STATEMENT ● 45

Executive Compensation
II.
Design of our executive compensation program

Compensation elements designed to align with our strategy

Our executive compensation program is designed to attract, retain, motivate, reward and develop high-quality, high-performing executive leadership whose talent and expertise should increase the prospects of the Company to create and sustain long-term and superior shareholder value relative to our peers.

As discussed in more detail below, NEO direct compensation has three principal elements: base salary, annual incentive awards and equity compensation.
		ELEMENT	HOW IT IS PAID	DESCRIPTION
◀ FIXED ▶	Short- Term	BASE SALARY	Cash	Fixed amount reflects the responsibilities and day-to-day contributions of the NEOs.
◀ “AT-RISK” REWARDS ▶		ANNUAL INCENTIVE AWARDS	Cash	Financial metrics » The financial measures are the Company’s one-year adjusted EPS growth and adjusted ROE compared to the ten-year average of the companies in the S&P 500 Utilities Index.
Reward participants for achievement of a set of key financial and operational performance measures, the majority of which are based on industry benchmarks and for which payouts depend on Company performance relative to those benchmarks.

Operational metrics » The operational measures are focused on operational performance relative to industry performance.
	Long- Term	EQUITY COMPENSATION	Performance share awards
Granted for three-year performance periods to drive intermediate and long-term results. Payouts of performance share awards are based on two distinct measurements:
1.
three-year adjusted EPS growth and adjusted ROE relative to the ten-year average of the companies in the S&P 500 Utilities Index, and

2.
the average of annual performance on core operational performance measures relative to industry peers for each of three consecutive years.

These award payouts are modified by ± 20% based on our three-year TSR relative to the top ten power companies by market cap (a subset of the S&P 500 Utilities Index).

			Performance-based restricted stock awards	Vest ratably over three years only if the Company achieves a specified annual adjusted earnings goal each year.
			Performance-based restricted NEP common units	Vest ratably over three years only if NEP achieves a specified annual adjusted EBITDA goal each year.
Nonqualified stock option awards
Granted subject to a three-year ratable vesting period, having a ten-year term and delivering value to executives only if the Company’s stock price at exercise exceeds the stock price on the grant date of the award.

The Compensation Committee believes these core elements align with the fundamental objective of our compensation program to create superior shareholder value.
46 ● NEXTERA ENERGY 2024 PROXY STATEMENT

Executive Compensation
Key principles and practices of our compensation program align executive and shareholder interests. Selected highlights of our 2023 program are:
1. We set target total direct compensation opportunity and pay mix to support the goals of shareholder value creation and executive retention	2. We link NEO financial success to shareholder value creation.

»
Each NEO’s 2023 target compensation opportunity was set with reference to two benchmarking groups: energy services and general industry. These groups represent the broad, competitive labor market from which we recruit and compete for executive talent. This target opportunity is allocated over several forms of compensation, the mix of which supports shareholder value creation and executive retention.

»
All NEOs’ 2023 compensation included a significant element of equity compensation, supported by:
•
robust stock ownership guidelines,

•
performance hurdles,

•
vesting schedules, and

•
the potential for clawback.

3. We value and review our performance relative to our competitors and peers whenever possible, rather than relative to arbitrary goals.	4. We select compensation metrics linked to our long-term success; our principal financial metrics in 2023 were adjusted ROE and adjusted EPS growth.

»
The basic principle underlying the linkage between our financial and operational performance and executive compensation is superior relative performance will result in above-target compensation, while inferior relative performance will generally result in below-target compensation. Wherever comparable information was available, our 2023 financial and operational performance was measured relative to industry performance.

»
Our 2023 plan measures adjusted ROE and adjusted EPS growth compared to the S&P 500 Utilities Index over a ten-year period. The Compensation Committee believes these financial metrics:
•
are objective,

•
require superior performance,

•
are aligned with creating shareholder value, and

•
encourage stretch goals.

The Compensation Committee believes a ten-year period is appropriate due to the historically longer-term economic cycles inherent in the power industry and the sporadic volatility the power industry experiences from time-to-time. The Compensation Committee accordingly believes a ten-year period reduces the likelihood, in any given year, that inappropriate metrics will be established as a result of short-term industry anomalies.

Our target pay mix is heavily weighted toward performance
The Compensation Committee believes a significant portion of each NEO’s total direct compensation opportunity should be performance-based, reflecting both upside and downside potential.
When determining the proportion of total compensation of each compensation element in 2023, the Compensation Committee reviewed current market practices and industry trends, taking into consideration the Company’s preference for emphasizing performance-based compensation and de-emphasizing fixed compensation.
In determining performance-based compensation for 2023, the Compensation Committee sought to focus the efforts of the NEOs on a balance of short-term, intermediate-term and long-term goals. In addition, the Compensation Committee considered the NEOs’ perception of the relative values of the various elements of compensation and sought input from the CEO and the Compensation Consultant.
Approximately 89% of our CEO’s target pay is performance-based, which creates strong alignment with the interests of our shareholders and reinforces our pay for performance culture.
NEXTERA ENERGY 2024 PROXY STATEMENT ● 47

Executive Compensation
TOTAL DIRECT COMPENSATION — TARGET PAY MIX
Our Incentive Plans Utilize Rigorous Targets
The Compensation Committee endeavors to set rigorous targets for our annual and long-term incentive plans in the context of company expectations for the year, relevant industry benchmarks, stage of our development cycles, and other relevant factors. Given year-over-year variability in our operating environment, certain targets may be set higher, at, or lower than prior year performance, and comparing such metrics year-over-year does not reflect the full scope of factors that may influence performance and ultimate difficulty in achieving these targets. The Compensation committee follows a thorough process to set targets including industry benchmarks and internal historical Company performance.
III. How we make compensation decisions
Compensation Committee role and processes; Role of external consultant
The Compensation Committee plans its agendas to ensure a thorough and thoughtful decision process. Typically, information regarding strategic decisions with respect to the NEOs is presented at one meeting to the Compensation Committee, which makes its decision at a subsequent meeting. This allows time for follow-up questions from Compensation Committee members in advance of the final decision. The Compensation Committee may not delegate its authority.
The Compensation Committee had an executive session at the end of each of its 2023 meetings, during which no executive officers were present. During the appropriate executive sessions, the Compensation Committee:
»
evaluated the performance of the chairman and CEO,
»
discussed and approved the compensation of the chairman and CEO,
»
met with the Compensation Consultant, and
»
discussed and considered such other matters as it deemed appropriate including succession planning for key executive positions.

During 2023, the Compensation Committee engaged Frederic W. Cook & Co., Inc. (“FW Cook”), an independent executive compensation consulting firm which performed no other services for NextEra Energy or its affiliates, to provide advice and counsel to the Compensation Committee from time-to-time. FW Cook is sometimes referred to as the “Compensation Consultant.”
In 2023, the Compensation Consultant participated in all Compensation Committee meetings. In accordance with its engagement letter, during the 2023 executive compensation cycle, FW Cook provided the Compensation Committee and the Company with analyses and advice on topics such as pay competitiveness and executive compensation program
48 ● NEXTERA ENERGY 2024 PROXY STATEMENT

Executive Compensation
plan design. FW Cook also benchmarked and discussed with the Compensation Committee its recommendation with respect to non-employee director compensation. The Compensation Consultant also monitored current and emerging market trends and reported to the Compensation Committee on such trends and their impact on the Company’s compensation practices. In 2023, the Compensation Committee also assessed the independence of FW Cook in accordance with SEC rules and concluded FW Cook’s work for the Compensation Committee did not raise any conflicts of interest.
Compensation resources
The Compensation Committee used its business judgment to set each NEO’s target total direct compensation opportunity for 2023 and each compensation element. The Compensation Committee based its determination on its integrated assessment of a series of factors, including:
»
competitive alternatives,
»
individual and team contribution and performance,
»
corporate performance,
»
complexity and importance of the role and responsibilities,
»
experience,
»
leadership and growth potential, and
»
the relationship of the NEO’s pay to the pay of NextEra Energy’s other executive officers.
There are no material differences among NEOs with respect to the application of NextEra Energy’s compensation policies or the way in which total compensation opportunity is determined.
The Compensation Committee primarily used the following resources to aid in its determination of the 2023 target total direct compensation opportunity for each NEO.
MARKET COMPARISONS/PEER GROUP
When establishing each NEO’s target total direct compensation opportunity for 2023, the Compensation Committee considered the competitive market for comparable executives and compensation opportunities provided by similar companies. Competition for executive talent primarily affects the aggregate level of the target total direct compensation opportunity available to the NEOs.

The Compensation Committee believes it is critical to the Company’s long-term performance to offer its executive officers compensation opportunities broadly commensurate with their competitive alternatives.

The Company obtained market comparison information for all NEOs from publicly-available peer group information and market survey data. The Company’s peer group is composed of a set of companies from the energy services industry and a set of companies from the general industry. These companies were selected by the Compensation Committee with input from executive officers (including the CEO) and the Compensation Consultant. The Compensation Committee believes the use of companies from both the energy services industry and the general industry was appropriate because the Company’s executive officers come from both within and outside the Company’s industry. The Compensation Committee believes their opportunities for alternative employment are not limited to other energy or utility companies.
For 2023, the Compensation Committee conducted a review of the then-existing 2022 peer group based on the following criteria:
NEXTERA ENERGY 2024 PROXY STATEMENT ● 49

Executive Compensation
SELECTION CRITERIA
ENERGY SERVICES INDUSTRY	GENERAL INDUSTRY
»
Publicly traded company with a strong United States domestic presence
»
Classified with a Standard Industrial Classification (“SIC”) code similar to the Company’s SIC code
»
Annual revenue greater than $5 billion
»
A potential source of executive talent
»
Included in an executive compensation survey database provided by a third party

»
Publicly traded company with a strong United States domestic presence
»
Member of the S&P 500
»
Considered highly reputable and highly regarded for operational excellence, product/service leadership or customer experience
»
Sustained revenues typically between 50% and 250% of the Company’s revenues
»
Consistently high performing

»
Heavily industrialized, highly regulated or a producer of consumer staples
»
Operates in an industry which may be potential sources of executive talent
»
No unusual executive pay arrangements
»
Included in an executive compensation survey database provided by a third party
»
Contribute to diversity of industry representation in this segment of the peer group

Based on its review, the Compensation Committee approved for 2023 the same peer group that was approved for 2022, since all energy services industry and general industry companies continued to meet the selection criteria. The Compensation Committee believes the peer group is appropriately aligned with industries in which the Company competes for talent and the Company’s business in terms of market capitalization and scope. The 2023 comparator groups are as follows:
ENERGY SERVICES INDUSTRY (N=13)	GENERAL INDUSTRY (N=20)
» American Electric Power Company, Inc.	» 3M Company	» General Dynamics Corporation
» Consolidated Edison, Inc.	» Air Products and Chemicals, Inc.	» Halliburton Company
» Dominion Energy, Inc.	» Caterpillar Inc.	» Honeywell International, Inc.
» Duke Energy Corporation	» CIGNA Corporation	» Illinois Tool Works Inc.
» Edison International	» Danaher Corporation	» Marsh & McLennan Companies, Inc.
» Entergy Corporation	» Deere & Company	» Northrop Grumman Corporation
» Exelon Corporation	» Devon Energy Corporation	» Schlumberger Limited
» FirstEnergy Corp.	» DuPont De Nemours, Inc.	» Texas Instruments Incorporated
» PPL Corporation	» Eaton Corporation	» Thermo Fisher Scientific, Inc.
» Public Service Enterprise Group Incorporated	» Emerson Electric Co.	» Union Pacific Corporation
» Sempra Energy
» The Southern Company
» Xcel Energy Inc.
Although the Compensation Committee did not target specific total compensation levels relative to industry peers (a so-called “percentile” approach), it generally reviewed peer company data at the 50th percentile for the general industry companies and the 75th percentile for the energy services industry companies. The Compensation Committee believes these levels were appropriate because:
»
the Company’s 2022 market capitalization and assets were above the 90th percentile of its general industry peer companies and its energy services industry peer companies;

»
the Company’s 2022 market capitalization was more than two times that of the 2nd largest energy services industry peer company’s market capitalization;

50 ● NEXTERA ENERGY 2024 PROXY STATEMENT

Executive Compensation
»
the Company’s practice is to make a relatively high portion of each NEO’s compensation performance-based as compared to its peers; and

»
the Company’s operations are more complex, more diverse and of a greater size than those of substantially all of its energy services industry peer companies.

Other resources
WHAT WE USE	HOW WE USE IT
“Tally sheets” and “walk-away charts”
»
Provides a check to ensure the Compensation Committee sees the full value of all elements of the NEOs’ annual compensation, both as opportunity and as actually realized, and sees the actual results of its compensation decisions in the various situations under which employment may terminate

Reviews by the CEO
»
Prior to the beginning of the year, the Compensation Committee solicits performance reviews of the other NEOs and executive officers from the CEO for use as an additional input to the Compensation Committee’s determination of target total direct compensation opportunity and, after the end of the year, whether or not to use their discretion to adjust annual incentive compensation amounts determined using the formula discussed on page 58

IV. 2023 named executive officer compensation
2023 base salary
Salary increases were based on market considerations, the nature and responsibilities of each NEO’s respective position, expertise and performance, the competitiveness of each NEO’s current pay in relation to their corresponding peer group and the recommendations of the CEO. For 2023, the CEO received a 5% base salary increase related to progression in his role and position relative to peer group. Other NEOs received increases ranging from 7% to 15%. Mr. Crews’ base salary increase was related to consideration of market and competitive data for similarly positioned roles and Mrs. Kujawa’s increase was related to the increasing complexity and scope of her non-traditional utility role, which has wind facilities in 23 US states and four Canadian providences, solar facilities in 31 US states, battery storage in 17 US states and two nuclear plants in two states. Base salary adjustments are typically effective as of January 1 each year.
CHANGE IN NEO BASE SALARY
NAMED EXECUTIVE OFFICER	2022 BASE SALARY ($)	2023 BASE SALARY ($)	Percentage Increase %
John W. Ketchum	1,500,000	1,575,000	5%
Terrell Kirk Crews II	635,000	730,300	15%
Rebecca J. Kujawa	1,000,000	1,100,000	10%
Armando Pimentel, Jr.(1)	—	1,000,000	—
Charles E. Sieving	1,190,900	1,274,000	7%

(1)
Mr. Pimentel was not a named executive officer in 2022.

2024 base salary
Despite strong operational and financial performance in 2023, none of the NEOs received salary increases for 2024. The Compensation Committee kept all target compensation, including base salaries, flat for 2024. This action acknowledges feedback from a limited number of shareholders indicating the desire for compensation to reflect the shareholder experience in 2023.
2023 annual performance-based compensation
Annual Incentive Plan goals are established to incentivize superior performance relative to industry peers. A majority of these goals are based on industry benchmarks and payouts under the Annual Incentive Plan are generally based on Company performance in the relevant period.
NEXTERA ENERGY 2024 PROXY STATEMENT ● 51

Executive Compensation
Prior to 2023, the Compensation Committee established financial and operational performance goals under the Annual Incentive Plan in the following categories:
TYPE OF 2023 PERFORMANCE GOALS	HOW WE ESTABLISHED AND USED THE 2023 PERFORMANCE GOALS
FINANCIAL
»
Based on enduring standards indicative of sustained performance — adjusted EPS growth and adjusted ROE — as compared to the financial performance over the ten-year period ended on December 31, 2023 of the companies included in the S&P 500 Utilities Index.
»
Higher ratings indicate corporate financial performance superior to industry median and lower ratings indicate corporate financial performance which lags industry median.

OPERATIONAL
»
Goals and payout scales are established in advance of the year using available industry benchmarks insofar as possible.
»
If an industry benchmark is not available, the applicable goal generally is set at a level representing an improvement or a stretch as compared to prior performance.
»
As a general principle, the Compensation Committee seeks to set operational performance goals at levels that represent excellent performance, superior to the results of typical companies in our industry, and require significant effort on the part of the executive team to achieve.
»
Performance on certain compliance-related goals is scored as either “met” or “not met,” while performance against other goals is judged on a sliding scale in comparison to top-decile, top-quartile, median and sub-median performance as compared to the industry.

2023 financial performance matrix
The financial performance matrix approved by the Compensation Committee for 2023, which is illustrated below, compares the Company’s 2023 adjusted EPS growth and adjusted ROE to the average of the actual annual adjusted EPS growth and adjusted ROE of the companies included in the S&P 500 Utilities Index during the ten-year period from January 1, 2014 to December 31, 2023 (estimated for 2023 using actual results for the first three quarters and analysts’ estimates for the fourth quarter).*
The Compensation Committee believes these financial metrics are “enduring standards,” because they:
»
are objective,
»
require the Company to demonstrate improvement,
»
are aligned with how shareholder value is created, and
»
encourage management to include stretch goals as part of the annual budget-setting process.
The financial performance matrix is designed to provide relatively greater rewards if the Company outperforms others in its industry on the indexed measures and relatively lower rewards if it does not.
ADJUSTED EARNINGS PER SHARE GROWTH

The Compensation Committee selected adjusted EPS growth because it provides a more meaningful representation of the Company’s fundamental earning power than net income calculated in accordance with GAAP and therefore better aligns the NEOs’ motivations with the Company’s strategy and with shareholders’ long-term interests. In addition, the Compensation Committee believes the use of adjusted EPS growth for this purpose is consistent with the way in which the Company communicates its earnings to analysts and investors.

ADJUSTED ROE

Adjusted ROE is a long-term value creation metric that aligns the interest of management with those of our shareholders by measuring and rewarding profitability relative to shareholders’ investment. The Compensation Committee selected adjusted ROE because it is a gauge of our profitability and how efficiently we generate profits.

The numbers in the following matrix set forth the range of possible ratings for corporate financial performance. A rating of “1” indicates overall corporate financial performance at the industry median, while higher ratings indicate corporate
52 ● NEXTERA ENERGY 2024 PROXY STATEMENT

Executive Compensation
financial performance superior to the industry median, and lower ratings indicate corporate financial performance which lags the industry median.
It is important to recognize the adjusted ROE and adjusted EPS growth amounts set forth in the illustration below reflect actual industry performance on these measures for the ten-year period ended December 31, 2023, and the Company’s executive compensation is based, with respect to adjusted ROE and adjusted EPS growth, on the performance delivered by the Company relative to industry performance.
*
Adjusted EPS growth and adjusted ROE which is used, among other reasons, to provide industry comparability, are not financial measurements calculated in accordance with GAAP and their definitions may differ among companies. Adjusted EPS growth, as defined by NextEra Energy for purposes of the annual Incentive Plan, is equal to the Company’s adjusted earnings dividend by weighted average diluted shares outstanding. Adjusted earnings, as defined by NextEra Energy for purposes of the Annual Incentive Plan, is the Company’s consolidated net income, as reported in the audited annual financial statements as determined in accordance with GAAP, excluding the effects of:

(i)
changes in the mark-to-market value of non-qualifying hedges;

(ii)
other than temporary impairments on investments;

(iii)
extraordinary items;

(iv)
non-recurring charges or gains (e.g., restructuring charges and material litigation losses);

(v)
discontinued operations;

(vi)
regulatory and/or legislative changes and/or changes in accounting principles;

(vii)
labor union disruptions; and

(viii)
acts of God such as hurricanes.

Adjusted ROE, as defined by NextEra Energy, is equal to the Company’s adjusted earnings divided by average common shareholders’ equity, adjusted to provide industry comparability, expressed as a percentage.
NEXTERA ENERGY 2024 PROXY STATEMENT ● 53

Executive Compensation
2023 operational goals
Operational goals and payout scales are primarily established based on industry benchmarks and Company performance. As noted previously, management’s ability to deliver performance superior to our industry will generally result in above-target compensation, while performance that is inferior to our industry will generally result in below-target compensation.
In that context, FPL’s typical performance goals based on industry benchmarks are generally better than the top-quartile performers in its industry and NextEra Energy Resources’ performance goals based on earnings growth and profitability are well above utility industry norms (in both cases based on internal reviews of publicly-available information and information provided by consultants and industry associations).
The following tables set forth the 2023 operational performance goals and the actual performance achieved against those goals.
FPL
	INDICATOR	GOAL	ACTUAL	INDICATOR WEIGHT	TOTAL SECTION WEIGHT
Customer Value	O&M costs (plan-adjusted)(1)	$1,325 million(1)	$1,323 million(1) exceeded top decile	35%
	Capital expenditures (plan-adjusted)(1)	$8,837 million(1)	$9,528 million(1)	15%
Reliability	Fossil generation availability(2)	top decile performance	exceeded top decile performance	6%
	Nuclear industry composite performance index(3)	aggressive goal	beat goal and approximated top decile performance	6%
	Service reliability — service unavailability (minutes)	better than top decile (49.0 minutes)	exceeded top decile performance (46.7 minutes)	7%
	Service reliability — average frequency of customer interruptions	0.62 interruptions per customer per year (average)	0.55 — exceeded top decile performance	7%
	Service reliability — average number of momentary interruptions per customer	4.2 momentary interruptions per customer per year	3.3 — best ever performance and exceeded top decile performance	4%
Operational	Employee safety — OSHA recordables(4) per 200,000 hours	0.33 — top decile	0.28 — exceeded top decile performance	8%
	Significant environmental violations	0	0	2%
	Customer satisfaction — residential value surveys	aggressive goal	missed goal	4%
	Customer satisfaction — business value surveys	aggressive goal	missed goal	4%
	Performance under FERC and NERC reliability standards(5)	no significant violations	did not meet goal	2%

(1)
Certain of the financial performance indicators used in the Annual Incentive Plan are calculated in a manner consistent with NextEra Energy’s planning and budgeting process and how management reviews its performance relative to that plan, and are not, or do not relate directly to, financial measures calculated in accordance with GAAP.

For information about the Company’s results of operations for 2023, as presented in accordance with GAAP, investors should review the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 and should not rely on any adjusted amounts or non-GAAP financial measures set forth above. The following explains how the plan-adjusted amounts are calculated from NextEra Energy’s audited consolidated financial statements:
(a)
FPL O&M costs (plan-adjusted) is a measure that includes most but not all O&M expenses and includes certain expenses that are not classified as O&M expenses under GAAP but are reported for state regulatory purposes as O&M expenses;

(b)
FPL capital expenditures (plan-adjusted) are presented on an accrual basis, and exclude nuclear fuel payments and certain costs that are not classified as capital expenditures under GAAP in the consolidated statements of cash flows but that are reported for state regulatory purposes as capital expenditures; and

(c)
NextEra Energy Resources’ earnings (plan-adjusted) exclude:

(i)
the mark-to-market effect of non-qualifying hedges;

(ii)
other than temporary impairments on investments;

(iii)
extraordinary items;

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Executive Compensation
NEXTERA ENERGY RESOURCES
	INDICATOR	GOAL	ACTUAL	INDICATOR WEIGHT	TOTAL SECTION WEIGHT
FINANCIAL	Earnings (plan-adjusted)(1)	$2,763 million(1)	$2,757 million(1)	25%
	ROE	14.9%	14.7%	10%
	Meet budgeted cost goals	$2,690 million	$2,747 million	7%
	NEP cash available for distribution	$815 million	missed goal	10%
OPERATIONAL	Employee safety — OSHA recordables(4) per 200,000 hours	0.33 — top decile	0.18 — beat goal and exceeded top decile performance	3%
	Significant environmental violations	0	0	2%
	Nuclear industry composite performance index(3)	aggressive goal	beat goal and exceeded top decile performance	5%
	Equivalent forced outage rate(6)	aggressive goal	beat goal and exceeded top decile performance	8%
GROWTH	Execute approved North American new and repowered wind projects on schedule and on budget	1,700 MW	beat goal	10%
	Execute approved North American solar and storage projects on schedule and on budget	3,800 MW	beat goal	5%
	New development or acquisition opportunities within NextEra Energy Resources that receive approval	aggressive goal	beat goal	10%
	Pre-tax income contribution from all asset optimization, marketing and trading activities, full requirements and retail	aggressive goal	beat goal	5%

(iv)
non-recurring charges or gains (e.g., restructuring charges and material litigation losses);

(v)
discontinued operations;

(vi)
regulatory and/or legislative changes and/or changes in accounting principles;

(vii)
labor union disruptions; and

(viii)
acts of God such as hurricanes.

(2)
“Fossil generation availability” measures the amount of time during a given period that a power generating unit is available to produce power.

(3)
The “nuclear industry composite performance index” referenced is the Institute of Nuclear Power Operations, or INPO, index. INPO promotes the highest levels of safety and reliability in the operation of commercial nuclear power plants by establishing performance objectives, criteria and guidelines for the nuclear power industry and conducting regular detailed evaluations of all nuclear power plants in North America. The INPO index is an 18-month rolling average of a nuclear plant’s, and a company’s nuclear fleet’s, performance against operating performance measures.

(4)
“OSHA” is the United States Occupational Safety and Health Administration. An OSHA recordable injury is an occupational injury or illness that requires medical treatment more than simple first aid and must be reported under OSHA regulations.

(5)
“FERC” is the Federal Energy Regulatory Commission and “NERC” is the North American Electric Reliability Corporation. The determination of a violation is based on the year in which the penalty is paid, rather than the year in which the violation occurred. Settlement occurred in 2023. No violations in 2023.

(6)
EFOR is the “equivalent forced outage rate” and is computed as the hours of unit failure (unplanned outage hours and equivalent unplanned de-rated hours) given as a percentage of the total hours of the availability of an electricity generating unit.

NEXTERA ENERGY 2024 PROXY STATEMENT ● 55

Executive Compensation
	Operational Performance Metrics	Description/Rationale	FPL Metric	NEER Metric
Customer Value	Operations & maintenance costs (plan-adjusted)	Operations and maintenance costs play a crucial role in ensuring the efficient, reliable, and safe operation of our infrastructure while minimizing costs, ensuring customer satisfaction, and meeting regulatory requirements. Our best-in-class operations and maintenance costs ensure lower bills for our customers.	x	-
	Capital expenditures (plan-adjusted)	By making strategic capital expenditures, we can deliver sustainable, reliable, efficient service while reducing long-term costs, staying competitive, and meeting regulatory requirements	x	-
Reliability/Operational	Fossil generation availability(2)	High availability rates evidence efficient operations, good management, and effective maintenance practices. We set our goal as exceeding the top decile of performance within the 2022 NERC survey; we do not disclose the specific goal as we are unable to share the underlying data as it was acquired through a purchased survey subject to confidentiality and proprietary restrictions.	x	-
	Nuclear industry composite performance index(3)	The “nuclear industry composite performance index” referenced is the Institute of Nuclear Power Operations, or INPO, index. INPO promotes the highest levels of safety and reliability in the operation of commercial nuclear power plants by establishing performance objectives, criteria and guidelines for the nuclear power industry and conducting regular detailed evaluations of all nuclear power plants in North America. The INPO index is an 18-month rolling average of a nuclear plant’s, and a company’s nuclear fleet’s, performance against operating performance measures. We do not disclose the specific goal as we are unable to share the underlying data as it was acquired through purchased survey subject to confidentiality and proprietary restrictions.	x	x
	Service reliability — service unavailability (minutes)	The amount of downtime where power or other utility service was not provided due to outages or interruptions. We strive to minimize the number of minutes of service unavailability, as high availability rates are critical for customer satisfaction, operational efficiency and regulatory compliance. Our aggressive goal was set as exceeding the top decile performance level, as established by the 2022 Edison Electric Institute (EEI) survey results.	x	-
	Service reliability — average frequency of customer interruptions	Represents how often, on average, a customer experiences an interruption in service during the year. By including this metric, we incentivize management to understand and track the causes of these interruptions, as well as develop strategies to minimize their occurrence, thus improving overall service reliability and customer satisfaction. Our aggressive goal was set as exceeding the top decile performance level, as established by the 2022 Edison Electric Institute (EEI) survey results.	x	-
	Service reliability — average number of momentary interruptions per customer	The average number of momentary interruptions (brief outages of a few seconds to a few minutes) per customer is another measure of service reliability.	x	-
56 ● NEXTERA ENERGY 2024 PROXY STATEMENT

Executive Compensation
	Operational Performance Metrics	Description/Rationale	FPL Metric	NEER Metric
Reliability/Operational	Employee safety — OSHA recordables per 200,000 hours(4)	OSHA recordables per 200,000 hours is a standardized safety evaluation metric where a lower rate indicates fewer recordable incidents in the workplace, and as a result, a safer work environment. Safety is a leading indicator of our overall operational processes, and this metric is a key performance indicator of our safety practices. Good safety practices can contribute to better operational efficiency and resource utilization. Our aggressive goal was set as exceeding the top decile performance level, as established by the 2022 Edison Electric Institute (EEI) survey results.	x	x
	Significant environmental violations	We focus on eliminating significant environmental violations by setting the annual goal at zero such incidents — this demonstrates our commitment to sustainability, minimizing risks and preventing potential fines.	x	x
	Customer satisfaction — residential value surveys	Including these metrics in executive compensation allows for a clear assessment of individual and overall organizational performance in meeting customer needs and expectations. Residential customer satisfaction is important to us, as reliable and affordable electricity is paramount for the overall well-being of our residential customers.	x	-
	Customer satisfaction — business value surveys	Including business customer satisfaction as a metric in our compensation program encourages a culture of continuous improvement and innovation, which is important for us to support and contribute to the success and competitiveness of Florida’s business community.	x	-
	Performance under FERC and NERC reliability standards(5)	We devote significant attention to consistently meeting these regulations which ensure grid reliability and well-functioning power markets.	x	-
	Equivalent forced outage rate (EFOR)(6)	EFOR is an important metric for the Company as it helps in evaluating the reliability and availability of power generation assets.	-	x
Financial	Earnings (plan-adjusted, in MM)(1)	Strong earnings are essential for NEER as they reflect financial performance, contribute to investor confidence, support dividend payments, provide resources for growth and investment and facilitate debt servicing. Strong and sustainable earnings are critical for the success and long-term growth of the Company.	-	x
	Return on equity	ROE measures our ability to generate profits from shareholders’ equity, making it a good measure of how efficiently management is using equity to generate profits and grow the company. High and sustainable ROE indicates effective long-term strategic planning and execution.	-	x
	Meet budgeted cost goals (MM)	Meeting cost goals is essential as it drives profitability, enhances competitiveness, improves ROI, strengthens the customer value proposition, mitigates financial risks, drives operational efficiency, and supports sustainability efforts. It is a critical aspect of NEER’s overall business strategy and long-term success in the renewable energy sector.	-	x
	NEP CAFD	Cash Available for Distribution, or CAFD, represents the amount of cash available for distribution to unitholders after deducting operating expenses, debt service, maintenance capital expenditures, and other expenses related to the operation and maintenance of renewable energy assets. This metric provides insight into the financial performance and cash flow generation of renewable energy projects or portfolios.	-	x
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Executive Compensation
	Operational Performance Metrics	Description/Rationale	FPL Metric	NEER Metric
Growth	Execute approved North American new and repowered wind projects on schedule and on budget	Executing on the construction and fulfillment of previously approved wind projects supports growth, including EPS growth.	-	x
	Execute approved North American solar and storage projects on schedule and on budget	Executing on the construction and fulfillment of previously approved solar projects supports growth, including EPS growth.	-	x
	New development or acquisition opportunities within NEER that receive approval	Growth of project backlogs gives visibility to future growth projects through focused capital investment for new, on-strategy growth opportunities.	-	x
	PMI Growth: Pre-tax income contribution from all asset optimization, proprietary trading, origination, gas marketing and trading, full requirements net of G&A and Gexa	NextEra Energy Marketing is responsible for electricity and fuel management for all of NextEra Energy Resources' generation fleet, which includes the largest renewable energy portfolio in North America. As our portfolio of generation assets grows, optimizing our existing generation fleet will become a larger opportunity set, which enables us to lead the decarbonization of the U.S. economy.	-	x
After the end of 2023, the Executive Compensation Review Board (“review board”), whose members were Messrs. Ketchum, Crews and Pimentel, Mrs. Kujawa, Mrs. Daggs and Ms. Caplan, assessed:
(1)
whether the operational performance goals had been achieved, exceeded or missed and, to the extent exceeded or missed, by what margin such goals had been exceeded or missed (as set forth in the tables above);

(2)
the degree of difficulty of achieving each goal; and

(3)
the Company’s performance with respect to each goal as compared to the pre-established payout scale based on top-decile, top-quartile, median and sub-median performance on the same measure (industry-based, where benchmark data was available) and arrived at an aggregate determination for the Company’s 2023 performance as compared to the goals.

This assessment determined the Company had achieved superior performance in 2023. The determination of the review board was then presented to the Compensation Committee, which had ultimate authority to accept or modify all or any part of the determination. For 2023, the Compensation Committee reviewed and discussed the review board’s recommendations and the conclusions on which they were based and determined to accept those recommendations.
2023 annual incentive awards for the NEOs

Each NEO’s 2023 annual incentive payout was determined based on a rating (“NextEra Energy performance rating”) derived by combining the Company’s financial performance as measured by the financial performance matrix (weighted 50%) and the Company’s operational performance as compared to the operational performance goals (weighted 50%). The NextEra Energy performance rating for 2023 was 1.84.

FINANCIAL PERFORMANCE (50%)	OPERATIONAL PERFORMANCE (50%)	OVERALL PERFORMANCE RATING
2023 Adjusted EPS Growth: 9.3%
2023 Adjusted ROE: 15.0%
2.00	1.68	1.84
The NextEra Energy performance rating may be adjusted for each NEO by the Compensation Committee based on individual performance under circumstances in which the Compensation Committee determines that the formulaic

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calculation of the performance rating without adjustment would otherwise result in the payment of an inappropriate incentive. The Compensation Committee generally uses this aspect of the executive compensation program on a conservative basis, as it believes the formula for calculating the NextEra Energy performance rating ordinarily should result in appropriate incentive payments. The individual performance adjustment, when used, historically has most often ranged between ±10%.
No individual performance factors were used to modify the 2023 annual incentive award payouts for any of the NEOs.
The following illustrates the determination of the 2023 annual incentive for each NEO:
In years where the Company’s performance is above the performance of its peers on industry benchmarks, the Company expects annual incentive awards will be paid to the NEOs above target. This was the case in 2023, and the NEOs’ annual incentive awards were as follows:
NAMED EXECUTIVE OFFICER	2023 Annual Incentive Target (as a % of Base Salary	2023 TARGET ANNUAL INCENTIVE ($)	2023 ANNUAL INCENTIVE AWARD ($)
John W. Ketchum	160%	2,520,000	4,636,800
Terrell Kirk Crews II	70%	511,200	940,600
Rebecca J. Kujawa	100%	1,100,000	2,024,000
Armando Pimentel, Jr.(1)	100%	1,000,000	1,840,000
Charles E. Sieving	70%	892,000	1,641,300

(1)
Mr. Pimentel was rehired on January 25, 2023. His 2023 annual incentive was not prorated as part of the overall compensation package as an inducement for him to accept the position.

2023 long-term performance-based equity compensation
EQUITY COMPENSATION MIX
WHAT WE GRANTED	WHY WE GRANTED IT
Performance shares
»
Directly focus NEOs on the multi-year sustained achievement of challenging TSR, financial and operational goals, because the number of shares ultimately earned depends upon the Company’s and the NEO’s performance over a three-year performance period

Performance-based restricted stock	» Includes a performance goal » Affected by all stock price changes, so value to NEOs affected by both increases and decreases in the Company’s stock price » Require two-year post-vest hold
Performance-based restricted NEP common units	» Includes a performance goal » Affected by all common unit price changes, so value to NEOs affected by both increases and decreases in NEP’s common unit price » Require two-year post-vest hold
Stock options	» Reward the NEOs only if the Company’s stock price increases and remains above the stock price on the date of grant
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Executive Compensation
In determining the appropriate mix of equity compensation components, the Compensation Committee primarily considers the following factors:

» the mix of these components at competitor and peer companies and emerging market trends	» the retention value of each element and other values important to the Company, including, for example, the tax and accounting consequences of each type of award	» the advice of the Compensation Consultant	» the perceived value to the NEO of each element
The Compensation Committee continued its practice of granting NEOs equity-based compensation, the majority of which is composed of performance share awards. This practice aligns with feedback from our shareholders, who have indicated during our shareholder outreach they favor the longer-term features of performance shares. The target award level for each equity-based element was expressed as a percentage of each NEO’s target total direct compensation opportunity. The target dollar value for each component was converted to a number of shares of equivalent value (estimated present value for stock options and performance shares).
2023 MIX OF EQUITY COMPENSATION AWARDS FOR THE NEOS
In 2023, the Compensation Committee granted the following mix of equity-based compensation to the NEOs:
	MIX OF EQUITY COMPENSATION AWARDS(1)
NAMED EXECUTIVE OFFICER	PERFORMANCE SHARES	OPTIONS	PERFORMANCE-BASED RESTRICTED STOCK	PERFORMANCE-BASED RESTRICTED NEP COMMON UNITS
John W. Ketchum	65%	25%	3%	7%
Terrell Kirk Crews II	60%	20%	13%	7%
Rebecca J. Kujawa	60%	20%	13%	7%
Armando Pimentel, Jr.	60%	20%	20%	—
Charles E. Sieving	60%	20%	13%	7%

(1)
Calculation of percentage mix based on the target value of each grant as a percentage of each NEO’s total equity-based compensation.

PERFORMANCE SHARE AWARDS GRANTED IN 2023 FOR THE PERFORMANCE PERIOD ENDING
DECEMBER 31, 2025
The performance share awards granted in 2023 have a performance period beginning January 1, 2023 and ending December 31, 2025. The Compensation Committee continued to use the performance measures adopted in 2018 to ensure alignment in award design with TSR plan design trends and enable strong pay for performance alignment. The 2023 performance share awards have 3-year adjusted ROE and adjusted EPS growth and operational measures as performance measures. Consistent with prior years, the awards also have an individual performance factor ranging from ±20%, to enable the Compensation Committee to adjust payouts based on their assessment of the NEO’s individual performance. The goals used for the performance share awards are different both in terms of the objectives and time-frames from the goals used under the Company’s Annual Incentive Plan. The measures and their relative weights are set forth below:
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PERFORMANCE MEASURE	WEIGHT	TARGET
Financial measures:
3-year TSR relative to top ten power companies by market capitalization, which is a subset of the S&P 500 Utilities Index	±20% modifier to award payout	Midpoint of the TSR at the 75th and 25th percentiles
3-year adjusted ROE and adjusted EPS growth determined using the financial matrix below:		ROE: 8.6%
		EPS: 4.0%
Operational measures: 5% each	Target Performance
3-year average employee safety — OSHA recordables/200,000 hours		0.97
Nuclear industry composite performance index (combined for FPL and NextEra Energy Resources nuclear facilities)		93.8
3-year average equivalent forced outage rate (fossil and renewable generation)		6.5%
FPL 3-year average service reliability — service unavailability (minutes)		114.0
During the performance period, performance shares are not issued. The NEO may not sell or transfer the NEO’s contingent right to receive performance shares and dividends are not paid.
PAYOUT OF PERFORMANCE SHARE AWARDS GRANTED IN 2021 FOR THE PERFORMANCE PERIOD ENDED DECEMBER 31, 2023
Each NEO, other than Mr. Pimentel who was not employed at the time of the 2021 grant, was granted a target number of performance shares in 2021 for a three-year performance period beginning January 1, 2021 and ending on December 31, 2023. The Compensation Committee views the payout of this grant after the end of the performance period as part of each NEO’s 2021 compensation, while the performance shares granted in 2023 for the performance period ending on December 31, 2025 are considered to be part of each NEO’s 2023 compensation, even though the shares will not be issued, if at all, until February 2026.
In February 2024, payouts were made under the 2021-2023 performance share grants. The 2021-2023 performance grants were based on a financial performance matrix of adjusted EPS growth and adjusted ROE (weighted 80%), operational measures (weighted 20%), and TSR relative to the top ten power companies by market capitalization (+/- 20% modifier). The awards also have an individual performance factor ranging from ±20%, to enable the Compensation Committee to adjust payouts based on their assessment of the NEO’s individual performance.
For the performance period from January 1, 2021 through the end of 2023, NextEra Energy’s relative TSR was -13.25% and ranked eighth among the top ten power companies by market capitalization, resulting in a relative TSR modifier of -20%. The TSR calculation requires a 20-trading day average to determine the beginning average and ending average price for the common stock of NextEra Energy and each member of the peer group.
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	Relative TSR Percentile Ranking for 3-Year Performance Period	TSR Results for Three Year Performance Period	Modifier Result
NextEra Energy		-13.25%	0.80
Top Ten Power Companies by Market Capitalization (a subset of the S&P 500 Utilities Index)	75th Percentile	27.37%	120%
	Midpoint	13.99%	Interpolated
	25th Percentile	-13.25%	80%
Based on our performance during the performance period, the 2021 performance share award received an overall rating of 1.60, determined as shown below, other than for Mr. Crews.
PERFORMANCE MEASURE(1)	WEIGHT	RESULT	PAYOUT AS A % OF TARGET
Adjusted EPS growth and adjusted ROE	80%	2.00	200%
Operational measures	20%	1.98	198%
Overall rating		2.00	200%
Relative TSR modifier	±20%	0.80	80%
Overall rating (after applying relative TSR modifier and individual performance factors)(1)		1.60	160%

(1)
Each NEO’s individual performance factor ranges from ±20% and can only modify the overall rating prior to applying the TSR modifier. After applying each NEO’s individual performance factor, which had no impact on the overall rating, the NEOs, except for Mr. Crews, received an overall rating of 1.60.

Applying the overall rating results to the target performance shares resulted in the following performance share award payouts for each of the NEOs:
NAMED EXECUTIVE OFFICER	TARGET PERFORMANCE SHARES FOR PERFORMANCE PERIOD 1/1/21-12/31/23	PAYOUT FACTOR	PERFORMANCE SHARES EARNED
John W. Ketchum	37,433	1.60	59,892
Terrell Kirk Crews II(1)	1,150	1.91	2,196
Rebecca J. Kujawa	22,920	1.60	36,672
Armando Pimentel, Jr.(2)	—	—	—
Charles E. Sieving	16,478	1.60	26,364

(1)
Mr. Crews’ 2021 performance share award payout was determined by multiplying his target number of shares by his three-year average performance rating determined under the Annual Incentive Plan for each of 2021, 2022 and 2023; this is because he was not a senior officer at the time of the 2021 grant and therefore not included in the awards that included TSR as a metric.

(2)
Mr. Pimentel did not receive a 2021 performance share award as he was not employed by the Company at that time.

PERFORMANCE-BASED RESTRICTED STOCK GRANTED IN 2023
The performance objective for performance-based restricted stock is adjusted earnings of $2.5 billion. The shares of performance-based restricted stock granted in 2023 will not vest unless and until the Compensation Committee certifies that NextEra Energy’s adjusted earnings for each of 2023, 2024 and 2025, respectively, equal or exceed $2.5 billion.
Because the Compensation Committee intends for the grant date present value of performance-based restricted stock awards to equal the fair market value of an equivalent number of shares of the Company’s common stock absent the performance and vesting conditions, dividends are paid on performance-based restricted stock awards as dividends are paid on the common stock. However, any dividends paid on performance-based restricted stock awards that do not vest must be repaid within 30 days following forfeiture of the award. To ensure alignment between our senior executives and our shareholders, grants of performance-based restricted stock require a two-year post-vest hold.
PERFORMANCE-BASED RESTRICTED NEP COMMON UNITS GRANTED IN 2023
In February 2023, NEOs who are also officers of NEP were granted NEP performance-based restricted common units (“NEP Awards”). The Compensation Committee believes the proposed NEP Awards further align the incentive compensation
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of these NEOs to activities that promote the growth of long-term value for our shareholders. After considering this and other factors, the Board of Directors of NEP (the “NEP Board”) in February 2023 approved grants of NEP Awards to those Company NEOs who also are officers of NEP, as well as to other officers and employees of the Company or its affiliates who are responsible for significant NEP activities.
The NEP Awards received by the NEOs did not increase the NEOs’ overall incentive compensation opportunity, but instead replaced on a dollar-for-dollar basis approximately 7% of the aggregate grant date value of the portion of their long-term performance-based awards in 2023 that otherwise would have been issued in the form of performance-based restricted stock of the Company. The performance objective for the NEP Awards is adjusted EBITDA of $400 million. Adjusted EBITDA is NEP’s consolidated net income, as reported in its audited financial statements as determined in accordance with GAAP, plus interest expense, income tax expense, depreciation and amortization less certain non-cash, non-recurring items. Therefore, the NEP Awards granted in 2023 will not vest unless and until the NEP Board certifies that NEP’s adjusted EBITDA for 2023, 2024 and 2025, respectively, equals or exceeds $400 million (this was increased to $900 million for awards granted in 2024).
The NEP Awards were made pursuant to the NextEra Energy Partners, LP 2014 Long Term Incentive Plan (“NEP 2014 LTIP”). NEP will be reimbursed by the Company for the grant date fair value of all NEP Awards granted to employees and officers of the Company or its affiliates. To ensure alignment between our senior executives and our shareholders, grants of performance-based restricted units require a two-year post-vest hold.
NONQUALIFIED STOCK OPTION AWARDS IN 2023
The Compensation Committee grants nonqualified stock options, rather than incentive stock options, primarily because the tax treatment of nonqualified stock options is more favorable to the Company than the treatment of incentive stock options. The stock options vest and become exercisable in three substantially equal annual installments. The 2021 LTIP prohibits repricing of awarded options without shareholder approval.
EQUITY GRANT PRACTICES
Equity awards are granted by the Compensation Committee to the NEOs each year in mid-February, which is a date that is normally set two years in advance. The Compensation Committee believes granting equity in this way is appropriate because the Company typically releases year-end earnings in late January, so all relevant information should be available to the market on the grant date. Equity awards may also be made to new executive officers upon hire or promotion, generally coincident with the date of hire or promotion or the Compensation Committee meeting next following the date of hire or promotion. The Compensation Committee does not seek to time equity grants to take advantage of information, either positive or negative, about the Company which has not been publicly disseminated. The exercise price of options granted is equal to the closing market price of NextEra Energy’s common stock on the effective date of grant.
V. Other practices and policies related to compensation
Stock ownership and retention policies
The Company believes it is important for executive officers to accumulate a significant amount of NextEra Energy common stock to align officers’ interests with those of the Company’s shareholders.
NextEra Energy’s NEOs (and all other officers) are subject to a stock ownership policy and a stock retention policy. The Company believes these policies strongly reinforce NextEra Energy’s executive compensation philosophy and objectives. At the same time, the Company recognizes the accumulation of a large, undiversified position in NextEra Energy common stock can at some point create undesired incentives, and it permits its officers some degree of diversification once the target level of holdings is reached.
Under the stock ownership policy, officers are expected, within five years after appointment to office, to own NextEra Energy common stock with a value equal to a multiple of their base salaries. Shares of NextEra Energy common stock and share units held in NextEra Energy’s employee benefit plans and deferred compensation plan are credited toward meeting this requirement. Unvested shares of performance-based restricted stock, shares subject to unpaid performance share awards and unexercised options do not count toward the calculation of required holdings. The current multiples are as follows:
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Executive Compensation
POSITION	STOCK OWNERSHIP REQUIREMENT, AS A MULTIPLE OF BASE SALARY RATE		COMPLIANCE PERIOD	COMPLIANCE STATUS
CEO		7x	Within five years after appointment to office	As of December 31, 2023, all NEOs owned common stock in excess of their requirements
Senior executive officers		3x
Other officers		1x
Under the stock retention policy, until such time as the requirements of the stock ownership policy are met, NextEra Energy expects executive officers to retain (and not sell) a number of shares equal to at least two-thirds of shares acquired through equity compensation awards (cumulatively, from the date of appointment as an executive officer). In addition, senior executive officers must retain all shares of performance-based restricted stock for a minimum of 24 months after vesting (net of shares withheld for, or used to pay, taxes).
Officers who fail to comply with the retention policy may not be eligible for future equity-based compensation awards for a two-year period. The CEO may approve the modification or reduction of the minimum retention requirements (other than for himself) to address the special needs of a particular officer, although to date there have been no such modifications or reductions.
Clawback provisions
The Company has an incentive compensation recoupment, or “clawback,” policy which provides for recoupment of Incentive Compensation from current and former executive officers in the event of a Triggering Event (the “Clawback Policy”). Capitalized terms used but not defined herein shall have the same respective meanings given to them in the Clawback Policy.
“Incentive Compensation” means any compensation, including but not limited to annual cash incentives under the Executive Annual Incentive Plan (or any successors thereto), and long-term equity incentives under the Amended and Restated 2011 Long Term Incentive Plan and the 2021 Long Term Incentive Plan, that was granted, earned or vested based in whole or in part upon the attainment of one or more Financial Reporting Measures; provided however, for the avoidance of doubt, “Incentive Compensation” does not include any long-term incentives under the NextEra Energy Partners, LP 2014 Long Term Incentive Plan or under any other incentive plan of NextEra Energy Partners, LP in effect from time to time.
“Triggering Event” means a decision by the Audit Committee of the Board that an accounting restatement Company’s previously published financial statements is required due to material non-compliance by the Company with any financial reporting requirement under the federal securities laws, or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period or, if earlier, the date such a decision should have been made.
If a Triggering Event occurs, the Company shall (to the extent permitted by applicable law) promptly recoup any Incentive Compensation received during the Recoupment Period by any individual who served as an Executive Officer at any time during the performance period applicable to such Incentive Compensation that was in excess of that which such Executive Officer would have received after giving effect, as applicable, to the accounting restatement associated with the Triggering Event. The incentive compensation to be recouped will be in an amount and form determined in the judgment of the Board following recommendation by the Compensation Committee (which recommendation shall not be binding), in accordance with the applicable listing standards or policies of the national stock exchange upon which the Company’s shares are listed.
The Company shall not be permitted to insure or indemnify any Executive Officer against (i) the loss of any Incentive Compensation that is recouped in accordance with the Clawback Policy, or (ii) any claims relating to the Company’s enforcement of its rights under the Clawback Policy.
Anti-hedging policy
The Company’s Trading Policy, which applies to all directors, officers and employees of the Company (collectively, referred to as “insiders” in the Trading Policy), prohibits hedging transactions with respect to securities of the Company. The Company considers it improper and inappropriate for any Company insider to engage in short-term or speculative transactions in the Company’s securities. Transactions in options, puts, calls or other derivative securities are prohibited. Additionally, certain forms of hedging transactions with respect to the Company’s securities, such as prepaid variable forwards, equity swaps and collars, are prohibited. These transactions allow an insider to continue to own covered securities without the full risks and rewards of ownership and the insider may no longer have the same objectives as the Company’s other shareholders. Therefore, these transactions are prohibited under the Trading Policy.
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Anti-pledging policy
The Company’s Trading Policy prohibits pledging transactions with respect to securities of the Company. Because a margin sale or foreclosure sale may occur at a time when the pledgor is aware of material nonpublic information or otherwise is not permitted to trade in Company securities, insiders are prohibited from holding Company securities in a margin account or pledging Company securities as collateral for a loan.
Risk oversight
The Compensation Committee oversees compensation-related risks, including annually reviewing management’s assessment of risks related to employee compensation programs. In February 2023 and 2024, the Compensation Committee reviewed management’s analysis of the Company’s compensation program risks and mitigation of those risks, as well as the Company’s ongoing compensation risk management process. The Compensation Committee reviewed, among other matters, the Board’s overall role in the oversight of the Company’s risks, the Compensation Committee’s role in the oversight of compensation-related risks, the relationship of certain risks to the Company’s compensation programs and policies and the compensation risk-related risk mitigation practices and controls which the Company has in place.
Additional 2023 compensation elements
BENEFITS
NextEra Energy provides its executive officers with a comprehensive benefits program which includes health and welfare, life insurance and other personal benefits. For programs to which employees contribute premiums, executive officers pay the same premiums as other similarly situated exempt employees. Retirement and other post-employment benefits are discussed under Post-Employment Compensation. These benefits are an integral part of the total compensation package for NEOs, and the aggregate value is included in the information reviewed by the Compensation Committee annually to ensure the reasonableness and appropriateness of total rewards. In addition, NextEra Energy believes the intrinsic value placed on personal benefits by the NEOs is generally greater than the incremental cost of those benefits to the Company.
PERSONAL BENEFITS
NextEra Energy provides its executive officers with personal benefits which, in many cases, improve efficiency by allowing the executive officers to focus on their critical job responsibilities and/or increasing the hours they can devote to work. Some of these benefits also serve to better secure the safety of the executive officers and their families. The Compensation Committee and its Compensation Consultant periodically review the personal benefits offered by the Company to ensure the program is competitive and producing the desired results. The Compensation Committee believes the benefits the Company derives from these personal benefits more than offset their incremental cost to the Company.
See footnote 2 to Table 1b: 2023 Supplemental All Other Compensation for a description of the personal benefits provided to the NEOs for 2023.
USE OF COMPANY-OWNED AIRCRAFT
Company aircraft are available to the NEOs, as well as other employees and directors, for business travel, which includes, in the judgment of the Governance & Nominating Committee, travel by NEOs to Company-approved outside board meetings and travel in connection with physical examinations. Among other advantages, business use of the aircraft by executives maximizes time efficiencies, provides a confidential environment for business discussions and enhances security.
NextEra Energy permits limited non-business use of Company aircraft by NEOs when that use does not interfere with the use of Company aircraft for business purposes. Non-business use is generally discouraged, however, and must be approved in advance by the CEO. NEOs must pay the Company for their non-business use based on the rate prescribed by the IRS for valuing non-commercial flights. A NEO traveling on Company aircraft for business purposes may, with the approval of the CEO, be accompanied by the NEO’s guests, spouse and/or other family members. In this circumstance, there is essentially no incremental cost to the Company associated with transporting the additional passengers. Unless the travel is important to carrying out the business responsibilities of the NEO, however, the Company generally requires payment by the NEO for these passengers based on the rates described above. All non-business use of Company aircraft is reported to and reviewed by the Governance & Nominating Committee annually. In 2023, the NEOs’ use of
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Company aircraft for non-business purposes represented approximately 44 passenger flight hours and travel to Company-approved outside board meetings and annual physical examinations represented an additional approximately 9 passenger flight hours. Company aircraft were used for a total of approximately 3,645 passenger flight hours in the aggregate in 2023.
POLICY ON TAX REIMBURSEMENTS ON EXECUTIVE PERQUISITES
In accordance with the NextEra Energy, Inc. Policy on Tax Reimbursements on Executive Perquisites, the Company does not provide tax reimbursements on perquisites to the NEOs. In circumstances where the Compensation Committee deems such an action appropriate, the Company may provide tax reimbursements to executives as part of a plan, policy or arrangement applicable to a broad base of management employees of the Company, such as a relocation or expatriate tax equalization policy.
VI. Post-employment compensation
NextEra Energy expects continued and consistent high levels of individual performance from all executive officers as a condition of continued employment. The Company has in the past terminated the employment of executive officers who were unable to sustain the expected levels of performance, and it is prepared to do so in the future should that become necessary. All of the NEOs, including the CEO, are “employees at will.”
Set forth below is a description of the agreements and programs that may provide for compensation should a NEO’s employment with the Company terminate under specified circumstances.
Severance Plan
The NextEra Energy, Inc. Executive Severance Benefit Plan (the “Severance Plan”) provides for the payment of severance benefits to the NEOs and to certain other senior executives if their employment with the Company is involuntarily terminated in specified circumstances. The purpose of the Severance Plan is to retain the covered senior executives and encourage dedication to their duties by ensuring the equitable treatment of those who may experience an involuntary termination, as defined in the Severance Plan. The Severance Plan provides severance benefits following involuntary termination in exchange for entry by the executive into a release of claims against the Company and an agreement to adhere to certain non-competition and related covenants protective of the Company and its affiliates. Following a covered involuntary termination and the execution of the release and other agreement, the executive would receive a cash payment equal to two times the executive’s annual base salary plus two times the executive’s target annual incentive compensation for the year of termination, payable in two equal annual installments. In addition, the executive’s outstanding equity and equity-based awards would vest pro rata, and become payable at the end of any applicable performance periods, subject to the attainment by the Company of the specified performance objectives. The executive also would receive certain ancillary benefits, including outplacement assistance or payment in an amount equal to the value of the outplacement assistance. Amounts payable under the Severance Plan are subject to a cap specified in the Severance Plan.
The Company may amend or terminate the Severance Plan, in full or in part, at any time, but if an amendment or termination would affect the rights of an executive, the executive must agree in writing to the amendment or termination. The Severance Plan does not provide for the payment of severance benefits upon terminations governed by the terms of the executive retention employment agreement (“Retention Agreement”) described below.
Change in control
Each of the NEOs is a party to a Retention Agreement with the Company. The Compensation Committee has concluded the Retention Agreements are desirable in order to align NEO and shareholder interests under some unusual conditions, as well as useful and, in some cases, necessary to attract and retain senior executive talent.
In connection with a change in control of the Company, it can be important to secure the dedicated attention of executive officers whose personal positions are at risk and who have other opportunities readily available to them. By establishing compensation and benefits payable under various merger and acquisition scenarios, change in control agreements enable the NEOs to set aside personal financial and career objectives and focus on maximizing shareholder value. These agreements also help the officer to maintain an objective and neutral perspective in analyzing opportunities that may arise. Furthermore, they ensure continuity of the leadership team at a time when business continuity is of paramount concern. Without the Retention Agreements, the Company would have a greater risk of losing key executives in times of uncertainty.
Retention Agreements entered into since 2009 do not include excise tax gross-ups. Retention Agreements entered into since 2021 require double-trigger equity vesting upon a change of control; i.e., there must be both a change of control and
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qualifying termination for accelerated vesting to occur. The material terms of the Retention Agreements are described under Potential Payments Upon Termination or Change in Control beginning on page 80.
Retirement programs
EMPLOYEE PENSION PLAN AND 401(K) PLAN
NextEra Energy maintains two retirement plans which qualify for favorable tax treatment under the Internal Revenue Code (“Code”): a non-contributory defined benefit pension plan and a defined contribution 401(k) plan. These plans are available to substantially all NextEra Energy employees. Each of the NEOs participates in both plans. The pension plan is more fully described following Table 5: Pension Benefits.
SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN (“SERP”)
Current tax laws place various limits on the benefits payable under tax-qualified retirement plans, such as NextEra Energy’s defined benefit pension plan and 401(k) plan, including a limit on the amount of annual compensation that can be taken into account when applying the plans’ benefit formulas. Therefore, the retirement incomes provided to the NEOs by the qualified plans generally constitute a smaller percentage of final pay than is typically the case for other Company employees. In order to make up for this and maintain the market-competitiveness of NextEra Energy’s executive retirement benefits, NextEra Energy maintains an unfunded, nonqualified SERP for its executive officers, including the NEOs. For the NEOs, compensation included under the SERP is annual base salary plus the actual annual cash incentive award, as opposed to the compensation included under the qualified plans, which is annual base salary only. NextEra Energy believes it is appropriate to include annual cash incentive awards for purposes of determining retirement plan benefits (both defined benefit pension and 401(k)) for the NEOs in order to ensure the NEOs can replace in retirement a proportion of total compensation similar to that replaced by other employees participating in the Company’s defined benefit pension and 401(k) plans, bearing in mind that base salary alone constitutes a relatively smaller percentage of a NEO’s total compensation.
For additional information about the defined benefit plan benefit formulas under the SERP, see Table 5: Pension Benefits and accompanying descriptions.
DEFERRED COMPENSATION PLAN
NextEra Energy sponsors a nonqualified, unfunded Deferred Compensation Plan, which allows eligible highly compensated employees, including the NEOs, voluntarily and at their own risk, to elect to defer certain forms of compensation prior to the compensation being earned and vested. NextEra Energy makes this opportunity available to its highly compensated employees as a financial planning tool and an additional method to save for retirement. Deferrals by executive officers generally result in the Company deferring its obligation to make cash payments or issue shares of its common stock to those executive officers.
The Compensation Committee does not view the Deferred Compensation Plan as providing executives with additional compensation. Participants in the Deferred Compensation Plan are general creditors of the Company and the deferral of the payment obligation provides a financial advantage to the Company. For additional information about the Deferred Compensation Plan, see Table 6: Nonqualified Deferred Compensation and accompanying descriptions.
VII. Tax considerations
The Compensation Committee carefully considers the tax impact of the Company’s compensation programs on NextEra Energy as well as on the NEOs. However, the Compensation Committee believes decisions regarding executive compensation should be primarily based on whether they result in positive long-term value for the Company’s shareholders and other important stakeholders. While the Compensation Committee believes shareholder interests are best served if it retains discretion and flexibility in awarding compensation, even though some compensation awards may result in non-deductible compensation expenses, the Compensation Committee intends to maintain strong pay-for-performance alignment of executive compensation arrangements notwithstanding loss of deductibility due to repeal of the exemption for performance-based compensation.
COMPENSATION COMMITTEE REPORT
The Compensation Committee has reviewed and discussed with management the Compensation Discussion & Analysis required by applicable SEC rules which precedes this Report and, based on its review and that discussion, the Compensation Committee recommended to the Board that the Compensation Discussion & Analysis set forth above be
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Executive Compensation
included in the Company’s proxy statement for the 2024 annual meeting of shareholders and incorporated by reference into the Company’s Annual Report on Form 10-K for the year ended December 31, 2023.
Respectfully submitted,
THE COMPENSATION COMMITTEE

Kirk S. Hachigian, Chair	Sherry S. Barrat	James L. Camaren	Dev Stahlkopf	Darryl L. Wilson
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EXECUTIVE COMPENSATION
COMPENSATION TABLES
When reviewing the narrative, tables and footnotes which follow, note that, in order to meet the goals and objectives of NextEra Energy’s executive compensation program as described in the Compensation Discussion & Analysis, the Compensation Committee primarily focuses on, and values, each NEO’s total compensation opportunity at the beginning of the relevant performance periods. Since many elements of total compensation are variable, based on performance and are not paid to the NEO for one, two or three years (and in some instances longer) after the compensation opportunity is first determined, the amounts reported in some of the tables in this proxy statement may reflect compensation decisions made prior to 2023 and in some cases reflect amounts different from the amounts that may ultimately be paid.
Table 1a: 2023 summary compensation table
The following table provides certain information about the compensation paid to, or accrued on behalf of, the NEOs in 2023. It is important to keep in mind the following when reviewing the table:
»
The amounts shown in the “Stock Awards” and the “Option Awards” columns are based on the aggregate grant date fair value of awards computed under applicable accounting rules for all equity compensation awards.
»
The “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column reflects the change in the present value of the pension benefit payable to each NEO in the applicable year. These changes in present value are not related to any compensation decision on the part of the Compensation Committee.
TABLE 1A: 2023 SUMMARY COMPENSATION TABLE
(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)
NAME AND PRINCIPAL POSITION (1)	YEAR	SALARY (3) ($)	BONUS ($)	STOCK AWARDS (4)(5)(6) ($)	OPTION AWARDS (4) ($)	NON-EQUITY INCENTIVE PLAN COMPENSATION (7) ($)	CHANGE IN PENSION VALUE AND NONQUALIFIED DEFERRED COMPENSATION EARNINGS (8)(9) ($)	ALL OTHER COMPENSATION (8)(10) ($)	TOTAL ($)
John W. Ketchum(2), Chairman, President and CEO of NextEra Energy and Chairman of FPL	2023	1,575,000	0	10,568,909	2,599,993	4,636,800	811,026	399,396	20,591,124
	2022	1,483,333	0	8,436,431	2,187,500	4,500,000	475,209	331,856	17,414,329
	2021	1,400,000	0	10,517,014	983,999	1,960,000	421,019	225,121	15,507,153
Terrell Kirk Crews II, Executive Vice President, Finance and Chief Financial Officer of NextEra Energy and FPL	2023	730,300	0	2,048,115	391,691	940,600	204,299	103,552	4,418,556
	2022	630,400	0	1,317,395	264,094	889,000	103,644	91,662	3,296,195
Rebecca J. Kujawa, President and Chief Executive Officer of NextEra Energy Resources	2023	1,100,000	0	7,111,077	1,359,993	2,024,000	407,530	173,876	12,176,476
	2022	979,167	0	5,487,265	1,099,995	2,000,000	288,824	146,585	10,001,836
	2021	875,000	0	8,378,012	602,492	1,225,000	250,351	113,323	11,444,178
Armando Pimentel, Jr., President and Chief Executive Officer of FPL	2023	896,154	0	6,274,511	1,199,997	1,840,000	117,429	235,316	10,563,407
Charles E. Sieving, Executive Vice President, Chief Legal, Environmental and Federal Regulatory Affairs Officer of NextEra Energy and Executive Vice President of FPL	2023	1,274,300	0	2,665,736	509,894	1,641,300	423,332	207,615	6,772,178
	2022	1,190,900	0	2,376,928	476,495	1,429,080	380,269	174,889	6,028,560
	2021	1,082,600	0	7,428,609	433,198	1,299,100	357,356	161,282	10,762,145

(1)
Mr . Ketchum was appointed Chairman of FPL on February 15, 2023. Mr. Pimentel rejoined the Company on January 25, 2023 and was appointed CEO of FPL on February 15, 2023.

(2)
In accordance with SEC rules, for 2023, NextEra Energy’s last completed fiscal year, the ratio of the annual total compensation of Mr. Ketchum, the principal executive officer (“PEO”), to NextEra Energy’s median employee’s annual compensation was 110 to 1. The median employee’s annual total compensation was $186,960. The total annual compensation of the PEO for purposes of calculating the pay ratio was $20,591,194. The median employee was the same one identified for 2022; we did not identify a new median employee for 2023. We identified our median employee from our employee population as of December 31, 2023. On that date, NextEra Energy had 16,774

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U.S.-based active employees. NextEra Energy had 82 employees in Canada that were excluded in accordance with SEC rules from the median employee determination as they represented less than 5% of the Company’s workforce. The compensation measure used to identify the median employee was total cash compensation, and no employee’s compensation was annualized. Total cash compensation is the predominant form of employee remuneration. All of the elements of the employee’s 2023 compensation were combined in accordance with the applicable SEC rules.
(3)
Amounts in the salary column are composed of executive salaries earned for the year shown. Mr. Pimentel rejoined the Company on January 25, 2023 with an annual salary of $1,000,000; the amount shown reflects the prorated amount paid in 2023.

(4)
The amounts shown represent the aggregate grant date fair value of equity-based compensation awards granted during the relevant year, valued in accordance with applicable accounting rules, without reduction for estimated forfeitures. See Note 11 Equity — Stock-Based Compensation to the consolidated financial statements in the Company’s Annual Report on Form 10-K for the years ended December 31, 2023, December 31, 2022 and December 31, 2021 for the assumptions used in this valuation.

(5)
Includes performance-based restricted stock and performance share awards valued based on the probable outcome of the performance conditions as of the grant date, and for Mrs. Kujawa and Messrs. Ketchum, Crews, and Sieving, performance-based restricted NEP common units. The grant date fair value of performance-based restricted NEP common units is measured based upon the closing market price of NEP common units as of the date of grant, February 22, 2022. With respect to the performance shares granted in 2023, 2022 and 2021 to all NEOs, a performance rating assumption of 1.40 (i.e., target shares multiplied by 1.40) was used (in accordance with applicable accounting guidance) to value such performance share awards and grant date fair value for all NEOs was determined on the grant date using the Monte-Carlo simulation process with the following variables:

DESCRIPTION	MARKET	VOLATILITY	YIELD	INTEREST RATE	EXPECTED LIFE	FAIR VALUE
For the 2/16/2023 grant	$75.69	27.17%	2.45%	4.34%	2.87yr.	$70.42
For the 2/17/2022 grant	$75.38	29.85%	2.42%	1.67%	2.87 yr.	$66.39
For the 2/11/2021 grant	$83.95	27.91%	2.30%	0.18%	2.88 yr.	$86.50

(6)
The maximum payout of performance shares granted in 2023 is 2.00 times target. Therefore, the maximum aggregate grant date fair value of the awards granted in 2023 is: for Mr. Ketchum, 193,308 shares, or $13,612,749; Mr. Crews, 33,604 shares, or $2,366,394; for Mrs. Kujawa, 116,670 shares, or $8,215,901; for Mr. Pimentel, 102,944 shares, or $7,249,316; for Mr. Sieving, 43,736 shares, or $3,079,889.

(7)
Includes the amount earned by each NEO, as applicable, payable in February of the following year, with respect to 2023, 2022 and 2021 under the Annual Incentive Plan.

(8)
NextEra Energy maintains both defined benefit and defined contribution retirement plans (as described in Compensation Discussion & Analysis — Post-Employment Compensation — Retirement Programs). Company contributions to defined benefit and defined contribution retirement plans (both qualified and nonqualified) are allocated between columns (H) and (I), respectively.

(9)
All amounts in this column reflect the one-year change in the present value of each NEO’s accumulated benefit under the tax-qualified defined benefit employee pension plan and the SERP. The Deferred Compensation Plan does not permit above-market interest to be credited and, therefore, no above-market interest was credited in 2023, 2022 and 2021.

(10)
Additional information about the amounts for 2023 set forth in the “All Other Compensation” column may be found in Table 1b: 2023 Supplemental All Other Compensation, which immediately follows.

Table 1b: 2023 supplemental “all other compensation” table
The following table (Table 1b) provides additional information for 2023 regarding column (J) of Table 1a: 2023 Summary Compensation Table.
TABLE 1B: 2023 SUPPLEMENTAL ALL OTHER COMPENSATION
NAME	TOTAL FROM SUMMARY COMPENSATION TABLE ($)	CONTRIBUTIONS TO DEFINED CONTRIBUTION PLANS(1) ($)	PERQUISITES AND OTHER PERSONAL BENEFITS(2) ($)
John W. Ketchum	399,396	288,425	110,971
Terrell Kirk Crews II	103,552	76,743	26,809
Rebecca J. Kujawa	173,876	147,067	26,809
Armando Pimentel, Jr.	235,316	40,155	195,160
Charles E. Sieving	207,615	128,258	79,357

(1)
NextEra Energy maintains both defined benefit and defined contribution retirement plans. Amounts attributable to the defined benefit plans are reported in Table 1a: 2023 Summary Compensation Table under column (H), “Change in Pension Value and Nonqualified Deferred Compensation Earnings.”

Amounts attributable to the defined contribution plans are reported under column (I), “All Other Compensation,” and are further described below under Additional Disclosure Related to Pension Benefits Table. This column includes employer matching contributions to the Company’s
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qualified 401(k) plan of $15,675 for Mrs. Kujawa and Messrs. Ketchum, Crews and Sieving and $13,263 for Mr. Pimentel, plus the Company’s contributions to the nonqualified defined contribution portion of the SERP.
(2)
This column includes the aggregate incremental cost to NextEra Energy of providing personal benefits to the NEOs. For each NEO, the personal benefits reported for 2023 in this column include:

»
annual premiums for $5 million in umbrella coverage under a group personal excess liability insurance policy;

»
reimbursement for professional financial planning and legal services, with the exception of Messrs. Crews and Pimentel;

»
for all NEOs other than Messrs. Pimentel and Crews and Mrs. Kujawa, the cost of the officer’s participation in an executive vehicle program, which includes use of a Company-leased passenger vehicle, fuel and other ancillary costs (the incremental cost incurred for which was $31,805 for Mr. Ketchum, and $32,001 for Mr. Sieving);
»
for Messrs. Ketchum and Pimentel, costs of executive physical examinations;

»
for Messrs. Crews and Pimentel and Mrs. Kujawa, a cash perquisite allowance of $25,000 in lieu of executive vehicle program; and

»
for Messrs. Ketchum, Pimentel and Sieving, costs for maintenance of a residential home security system and central station monitoring.
Executive perquisites are a part of a holistic compensation strategy, designed to attract, retain, and motivate exceptional leadership. Our perquisites serve several purposes including:
1)
Improving retention by providing benefits designed to maintain our competitiveness for top talent.

2)
Ensuring the safety and security of our executives through perquisites such as home security systems or personal use of a corporate aircraft, which is in the best interest of the Company.

3)
Supporting overall health and well-being by covering the cost of executive physical examinations.

The Compensation Committee regularly reviews the executive perquisite program to ensure its continued alignment with our strategic goals and shareholders’ interests.
For all NEOs, except for Messrs. Crews and Pimentel and Mrs. Kujawa, the personal benefits reported in this column also include premiums for a life insurance benefit in an amount equal to 2.5 times salary. For all NEOs, the personal benefits reported in this column also include the incremental cost to the Company for personal use of Company-owned aircraft, which is the variable operating costs of such use, net of payments to the Company by or on behalf of the NEOs. Variable operating costs include fuel, trip-related maintenance, crew travel expenses, on-board catering, landing fees, trip-related hangar/parking costs, excise taxes and other miscellaneous variable costs. The total annual variable costs are divided by the annual number of statute miles the Company aircraft flew to derive an average variable cost per mile. The incremental cost incurred was $53,355 for Mr. Ketchum and $121,042 for Mr. Pimentel.
Table 2: 2023 grants of plan-based awards
The following table provides information about the cash and equity incentive compensation awarded to the NEOs in 2023. It is important to keep in mind the following when reviewing the table:
»
Columns (C), (D) and (E) below set forth the range of possible payouts established under the Annual Incentive Plan for 2023 and are not amounts actually paid to the NEOs. The actual amounts paid with respect to 2023 under the Annual Incentive Plan, which is a Non-Equity Incentive Plan, as that term is used in the heading for columns (C), (D) and (E) of this table, are set forth in Table 1a: 2023 Summary Compensation Table in column (G), entitled “Non-Equity Incentive Plan Compensation.”
»
The number of shares listed under “Estimated Future Payouts Under Equity Incentive Plan Awards” (columns (G) and (H)) represent 2023 grants of performance shares, performance-based restricted stock and performance-based restricted NEP common units, the material terms of which are described below this table.
»
The number of shares listed under “All Other Option Awards: Number of Securities Underlying Options” (column (J)) and the exercise price set forth under “Exercise or Base Price of Option Awards” (column (K)) represent the number and exercise price of 2023 grants of non-qualified stock options, the material terms of which are described below this table.
»
In the column headed “Grant Date Fair Value of Stock and Option Awards” (column (L)), the top number is the grant date fair value of the performance share award, the next number is the grant date fair value of the performance-based restricted stock award, the third number is the grant date fair value of the stock options granted and the fourth number is the grant date fair value of NEP performance-based restricted common units, as applicable.
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TABLE 2: 2023 GRANTS OF PLAN-BASED AWARDS
(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)	(K)	(L)
NAME	GRANT DATE	ESTIMATED FUTURE PAYOUTS UNDER NON-EQUITY INCENTIVE PLAN AWARDS(1)			ESTIMATED FUTURE PAYOUTS UNDER EQUITY INCENTIVE PLAN AWARDS(2)			ALL OTHER STOCK AWARDS: NUMBER OF SHARES OF STOCK OR UNITS (#)	ALL OTHER OPTION AWARDS: NUMBER OF SECURITIES UNDERLYING OPTIONS(3) (#)	EXERCISE OR BASE PRICE OF OPTION AWARDS ($/SH)	Grant Date Fair Value of Stock and Option Awards(4) ($)
		THRESHOLD ($)	TARGET ($)	MAXIMUM ($)	THRESHOLD (#)	TARGET (#)	MAXIMUM (#)
John W. Ketchum	—	0	2,520,000	5,040,000	—	—	—	—	—	—	—
	2/16/2023				0	96,654	193,308				9,528,925
	2/16/2023				0	4,122	4,122				311,994
	2/16/2023								172,757	75.69	2,599,993
	2/22/2023				0	10,546	10,546				727,990
Terrell Kirk Crews II	—	0	511,200	1,022,400	—	—	—	—	—	—	—
	2/16/2023				0	16,802	33,604				1,656,476
	2/16/2023				0	3,363	3,363				254,545
	2/16/2023								26,026	75.69	391,691
	2/22/2023				0	1,986	1,986				137,094
Rebecca J. Kujawa	—	0	1,100,000	2,200,000	—	—	—	—	—	—	—
	2/16/2023				0	58,335	116,670				5,751,131
	2/16/2023				0	11,679	11,679				883,984
	2/16/2023								90,365	75.69	1,359,993
	2/22/2023				0	6,895	6,895				475,962
Armando Pimentel, Jr.	—	0	1,000,000	2,000,000	—	—	—	—	—	—	—
	2/16/2023				0	51,472	102,944				5,074,522
	2/16/2023				0	15,854	15,854				1,199,989
	2/16/2023								79,734	75.69	1,199,997
Charles E. Sieving	—	0	892,000	1,784,000	—	—	—	—	—	—	—
	2/16/2023				0	21,868	43,736				2,155,922
	2/16/2023				0	4,378	4,378				331,371
	2/16/2023								33,880	75.69	509,894
	2/22/2023					2,585	2,585				178,443

(1)
Non-Equity Incentive Plan awards are paid under the Annual Incentive Plan, the material terms of which are described in Compensation Discussion & Analysis. For 2023, amounts payable were paid in cash in February 2024. See column (G) of Table 1a: 2023 Summary Compensation Table for actual amounts paid with respect to 2023 under the Annual Incentive Plan. No discretionary bonuses were paid to NEOs in 2023.

(2)
In 2023, each NEO was granted awards of performance shares and performance-based restricted stock under the 2021 LTIP and, for Mrs. Kujawa and Messrs. Ketchum, Crews and Sieving, performance-based restricted NEP common units under the NEP 2014 LTIP. Performance shares were granted in 2023 for a three-year performance period ending December 31, 2025. The number of shares which will ultimately be paid to each NEO at the end of the performance period will be determined by multiplying the NEO’s target number of performance shares by a percentage determined by the Compensation Committee based on the Company’s performance over the three-year performance period (as more fully described in Compensation Discussion & Analysis), which may not exceed 200% of the target award. See footnotes (4) through (10) to Table 3: 2023 Outstanding Equity Awards at Fiscal Year End for further information about the vesting of performance-based restricted stock and performance-based restricted NEP common units.

(3)
Non-qualified stock options were granted under the 2021 LTIP in 2023. The stock options generally vest and become exercisable at the rate of one-third per year beginning approximately one year from date of grant and are fully exercisable after three years. See footnote (1) to Table 3: 2023 Outstanding Equity Awards at Fiscal Year End for further information about the vesting of stock options. All stock options were granted at an exercise price of 100% of the closing price of NextEra Energy common stock on the date of grant.

(4)
The amounts shown are the value of the equity-based compensation grants as of the 2023 grant date under applicable accounting rules.

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Additional disclosure related to 2023 summary compensation table and 2023 grants of plan-based awards table
MATERIAL TERMS OF PERFORMANCE SHARES GRANTED TO NEOS IN 2023
»
three-year performance period;
»
paid in shares of NextEra Energy common stock, based primarily on Company performance for the three-year performance period as compared to specified financial and operational objectives with a ±20% relative TSR modifier based on performance of the top ten power companies by market capitalization at the end of a three-year period, capped at 200% of target;
»
dividends are not paid or accrued during the performance period;
»
may vest in full or in part upon the occurrence of certain events, such as a change in control, death, disability or some retirements;
»
forfeited if employment terminates prior to the end of the performance period in all other instances (subject to the terms of Retention Agreements and the Severance Plan); and
»
award agreement includes non-solicitation and non-competition provisions.
MATERIAL TERMS OF PERFORMANCE-BASED RESTRICTED STOCK GRANTED TO NEOS IN 2023
»
if corporate performance objective of adjusted earnings of $2.5 billion is met as of the end of the preceding year, performance-based restricted stock vests one-third per year for three years for each year the corporate performance objective is met, beginning approximately one year from date of grant;
»
if corporate performance objective of adjusted earnings of $2.5 billion is not met in any year, performance-based restricted stock scheduled to vest in that year is forfeited;
»
dividends are paid on performance-based restricted stock as and when declared by the Company, but are subject to repayment by the NEO if awards are forfeited prior to vesting;
»
NEOs have the right to vote their shares of performance-based restricted stock;
»
may vest in full or in part prior to or on normal vesting date and, in some circumstances, without regard to satisfaction of performance objective, upon the occurrence of certain events, such as a change in control, death, disability or some retirements;
»
forfeited if employment terminates prior to vesting in all other instances (subject to terms of Retention Agreements and the Severance Plan); and
»
award agreement includes non-solicitation and non-competition provisions.
MATERIAL TERMS OF PERFORMANCE-BASED RESTRICTED NEP COMMON UNITS GRANTED TO NEOS IN 2023
»
if the NEP performance objective of adjusted EBITDA of $400 million is met as of the end of the preceding year, performance-based restricted NEP common units vest one-third per year for three years for each year the NEP performance objective is met, beginning approximately one year from date of grant;
»
if the NEP performance objective of adjusted EBITDA of $400 million is not met in any year, performance-based restricted NEP common units scheduled to vest in that year are forfeited;
»
distributions are paid on performance-based restricted NEP common units as and when declared by NEP, but are subject to repayment by the NEO if awards are forfeited prior to vesting;
»
NEOs have the right to vote their performance-based restricted NEP common units;
»
may vest in full or in part prior to or on normal vesting date and, in some circumstances, without regard to satisfaction of performance objective, upon the occurrence of certain events, such as a change in control, death, disability or some retirements;
»
forfeited if employment terminates prior to vesting in all other instances (subject to terms of Retention Agreements and the Severance Plan); and

»
award agreement includes non-solicitation and non-competition provisions.
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EXECUTIVE COMPENSATION
MATERIAL TERMS OF STOCK OPTIONS GRANTED TO NEOS IN 2023
»
vest and become exercisable one-third per year for three years, beginning approximately one year from date of grant;
»
exercise price equal to closing price of NextEra Energy common stock on date of grant (February 16, 2023);
»
generally expire ten years from date of grant;
»
may vest in full or in part prior to normal vesting date upon the occurrence of some events, such as a change in control, death, disability or some retirements;
»
forfeited if employment terminated prior to vesting in all other instances (subject to terms of Retention Agreements and the Severance Plan); and
»
award agreement includes non-solicitation and non-competition provisions.
DETERMINATION OF AMOUNT PAYABLE UNDER ANNUAL INCENTIVE PLAN TO NEOS
See Compensation Discussion & Analysis for a description of the criteria used to determine the amount payable to each NEO under the Annual Incentive Plan (Non-Equity Incentive Plan Compensation).
Table 3: 2023 outstanding equity awards at fiscal year end
The following table provides information about equity incentive awards granted to the NEOs in 2023 and in prior years. It is important to keep in mind the following when reviewing the table:
»
The number of shares listed in column (I), “Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested,” includes both performance shares, at maximum payout level (in accordance with applicable SEC rules), prior to the expiration of the performance period, and performance-based restricted stock, performance-based restricted stock units and performance-based restricted NEP common units prior to the satisfaction of the performance and time criteria required for vesting.
»
As required by SEC rules, the amounts listed in column (J), “Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested,” represent the value of performance-based restricted stock, performance-based restricted stock units and performance-based restricted NEP common units and performance share awards at maximum payout levels. These amounts were not realized by the NEOs during 2023, and the value of awards which vest at a later date is likely to be different from the amount listed, based on, among other factors, the performance of the Company and the price of the Company’s common stock.
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TABLE 3: 2023 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END
(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)
NAME	OPTION AWARDS					STOCK AWARDS
	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS EXERCISABLE(1) (#)	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS UNEXERCISABLE(1)(2) (#)	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF SECURITIES UNDERLYING UNEXERCISED UNEARNED OPTIONS (#)	OPTION EXERCISE PRICE ($)	OPTION EXPIRATION DATE	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED (#)	MARKET VALUE OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED(3) ($)	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED(4) (#)	EQUITY INCENTIVE PLAN AWARDS: MARKET OR PAYOUT VALUE OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED(3) ($)
John W. Ketchum	75,068	0	0	27.92	2/12/2026
	98,140	0	0	31.72	2/17/2027
	90,768	0	0	38.61	2/15/2028
	106,440	0	0	45.65	2/14/2029
	89,972	0	0	68.87	2/13/2030
	66,397	33,198(2)	0	83.95	2/11/2031
	69,710	139,420(3)	0	75.38	2/17/2032
	0	172,757(4)	0	75.69	2/16/2033
						—	—	356,016(5)	21,624,412(5)
						—	—	8,983(6)	545,627(6)
						—	—	63,660(7)	3,866,683(7)
						—	—	17,720(8)	538,865(8)
Terrell Kirk Crews II	5,612	0	0	31.72	2/17/2027
	4,720	0	0	38.61	2/15/2028
	9,340	0	0	45.65	2/14/2029
	7,748	0	0	68.87	2/13/2030
	4,082	2,041(2)	0	83.95	2/11/2031
	8,416	16,832(3)	0	75.38	2/17/2032
	0	26,026(0)	0	75.69	2/16/2033
						—	—	56,270(5)	3,417,840(5)
						—	—	5,397(6)	327,814(6)
						—	—	2,940(8)	89,405(8)
Rebecca J. Kujawa	56,120	0	0	45.65	2/14/2029
	51,396	0	0	68.87	2/13/2030
	40,654	20,327	0	83.95	2/11/2031
	35,054	70,108	0	75.38	2/17/2032
	0	90,365	0	75.69	2/17/2033
						—	—	211,076(5)	12,820,756(5)
						—	—	19,558(6)	1,187,953(6)
						—	—	63,660(7)	3,866,683(7)
						—	—	11,381(8)	346,096(8)
Armando Pimentel, Jr.
	99,412	0	0	25.91	2/13/2025
	145,140	0	0	27.92	2/12/2026
	157,464	0	0	31.72	2/17/2027
	129,460	0	0	38.61	2/15/2028
	20,840	0	0	45.65	2/14/2029
	0	79,734	0	75.69	2/16/2033
						—	—	102,944(5)	6,252,819(5)
						—	—	15,854(6)	962,972(6)
NEXTERA ENERGY 2024 PROXY STATEMENT ● 75

EXECUTIVE COMPENSATION
(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)
NAME	OPTION AWARDS					STOCK AWARDS
	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS EXERCISABLE(1) (#)	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS UNEXERCISABLE(1)(2) (#)	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF SECURITIES UNDERLYING UNEXERCISED UNEARNED OPTIONS (#)	OPTION EXERCISE PRICE ($)	OPTION EXPIRATION DATE	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED (#)	MARKET VALUE OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED(3) ($)	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED(4) (#)	EQUITY INCENTIVE PLAN AWARDS: MARKET OR PAYOUT VALUE OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED(3) ($)
Charles E. Sieving	67,588	0	0	38.61	2/15/2028
	67,100	0	0	45.65	2/14/2029
	51,044	0	0	68.87	2/13/2030
	29,231	14,615	0	83.95	2/11/2031
	15,184	30,370	0	75.38	2/17/2032
	0	33,880	0	75.69	2/16/2033
						—	—	84,630(5)	5,140,426(5)
						—	—	8,234(6)	500,133(6)
						—	—	63,660(7)	3,866,683(7)
						—	—	4,780(8)	145,360(8)

(1)
All stock options are non-qualified. All options listed as exercisable at December 31, 2023 were fully vested at that date.

(2)
Stock options vest one third per year on the anniversary of the grant date until they become fully vested on the third anniversary of the grant date.

(3)
Market value of the performance shares, performance-based restricted stock and performance-based restricted stock units is based on the closing price of NextEra Energy common stock on December 31, 2023 of $60.74. Market value of the unvested performance-based restricted NEP common units is based on the closing price of NEP common units on December 31, 2023 of $30.41.

(4)
Performance shares generally vest on the last day of the applicable performance period, with payouts determined by the Compensation Committee at its first regular meeting after the end of the year. Because the end of the performance period for the performance shares granted to each of the NEOs in 2020 was December 31, 2023, these performance shares are not included in Table 3: 2023 Outstanding Equity Awards at Fiscal Year End and are included in Table 4: 2023 Option Exercises and Stock Vested under columns (D) and (E), “Stock Awards — Number of Shares Acquired on Vesting” and “Stock Awards — Value Realized on Vesting,” and discussed in footnote (1) to that table.

(5)
The amount shown represents performance shares of NextEra Energy stock counted at the maximum payout of 200%. For Mr. Ketchum, the original number of shares granted was 81,354 and 96,654, which vest on 12/31/2024 and 12/31/2025, respectively. For Mr. Crews, the original number of shares granted was 11,333 and 16,802, which vest on 12/31/2024 and 12/31/2025, respectively. For Mrs. Kujawa, the original number of shares granted was 47,203 and 58,335, which vest on 12/31/2024 and 12/31/2025, respectively. For Mr. Pimentel, the original number of shares granted was 51,472, which vest on 12/31/2025. For Mr. Sieving, the original number of shares granted was 20,447 and 21,868, which vest on 12/31/2024 and 12/31/2025, respectively.

(6)
The amount shown represents performance-based restricted stock of NextEra Energy. For Mr. Ketchum, the number of shares vesting is as follows: 5,074 on 2/15/2024, 2,535 on 2/15/2025 and 1,374 on 2/15/2026. For Mr. Crews, the number of shares vesting is as follows: 2,396 on 2/15/2024, 1,880 on 2/15/2025 and 1,121 on 2/15/2026. For Mrs. Kujawa, the number of shares vesting is as follows: 8,610 on 2/15/2024, 7,055 on 2/15/2025 and 3,893 on 2/15/2026. For Mr. Pimentel, the number of shares vesting is as follows: 5,284 on 2/15/2024, 5,285 on 2/15/2025 and 5,285 on 2/15/2026. For Mr. Sieving, the number of shares vesting is as follows: 3,946 on 2/15/2024, 2,828 on 2/15/2025 and 1,460 on 2/15/2026.

(7)
The amount shown represents shares of performance-based restricted NextEra Energy stock units (including shares added to the award upon the reinvestment of dividend equivalents), granted 2/11/2021 pursuant to a one-time executive transition award. For Messrs. Ketchum and Sieving, and Mrs. Kujawa, the number of shares vesting is 31,829 on 2/15/2026 and 31,830 on 2/15/2031.

(8)
The amount shown represents performance-based restricted NEP common units. For Mr. Ketchum, the number of units vesting is as follows: 7,819 on 2/15/2024, 6,385 on 2/15/2025, and 3,516 on 2/15/2026. For Mr. Crews, the number of units vesting is as follows: 1,183 on 2/15/2024, 1,095 on 2/15/2025, and 662 on 2/15/2026. For Mrs. Kujawa, the number of units vesting is as follows: 4,980 on 2/15/2024, 4,102 on 2/15/2025, and 2,299 on 2/15/2026. For Mr. Sieving, the number of units vesting is as follows: 2,274 on 2/15/2024, 1,644 on 2/15/2025, and 862 on 2/15/2026.

76 ● NEXTERA ENERGY 2024 PROXY STATEMENT

EXECUTIVE COMPENSATION
Table 4: 2023 option exercises and stock vested
The following table provides information about the NEOs’ stock awards which vested in 2023. It is important to keep in mind the following when reviewing the table:
»
The “Number of Shares Acquired on Vesting” (column (D)) represents performance shares granted in 2021 for the performance period which ended in 2023, as well as performance-based restricted stock vesting in 2023 from grants made in prior years. The Compensation Committee looks at the value of these grants as of the date of grant, rather than as of the date of vesting, when making compensation determinations.
»
The “Value Realized on Vesting” (column (E)) represents the aggregate payout value of the vested performance shares and vested performance-based restricted stock.
TABLE 4: 2023 OPTION EXERCISES AND STOCK VESTED
(A)	(B)	(C)	(D)	(E)
NAME	OPTION AWARDS		STOCK AWARDS
	NUMBER OF SHARES ACQUIRED ON EXERCISE (#)	VALUE REALIZED ON EXERCISE ($)	NUMBER OF SHARES ACQUIRED ON VESTING(1) (#)	VALUE REALIZED ON VESTING(1) ($)
John W. Ketchum	0	0	71,120	4,243,092
Terrell Kirk Crews II	0	0	4,669	308,777
Rebecca J. Kujawa	0	0	45,913	2,777,166
Armando Pimentel, Jr.	91,160	3,664,860	0	0
Charles E. Sieving	0	0	32,094	1,929,571

(1)
Includes:

NAME	NUMBER OF PERFORMANCE- BASED RESTRICTED NEE STOCK #	VALUE $	NUMBER OF PERFORMANCE- BASED RESTRICTED NEP COMMON UNITS #	VALUE $	NUMBER OF PERFORMANCE SHARES (#)	VALUE ($)
John W. Ketchum	5,707	431,963	5,521	381,115	59,892	3,430,015
Terrell Kirk Crews II	1,847	139,799	626	43,213	2,196	125,765
Rebecca J. Kujawa	5,864	443,846	3,377	233,114	36,672	2,100,205
Armando Pimentel, Jr.	0	0	0	0	0	0
Charles E. Sieving	3,628	274,603	2,102	145,101	26,364	1,509,866
Table 5: Pension benefits
The table and description below provide information about the NEOs’ pension benefits. It is important to keep in mind the “Present Value of Accumulated Benefit” (column (D)) listed for the SERP includes the present value of such benefits in the defined benefit portion of the SERP only, and disclosure of information related to the defined contribution portion of the SERP can be found in the next table, Table 6: Nonqualified Deferred Compensation.
(A)	(B)	(C)	(D)	(E)
NAME	PLAN NAME	NUMBER OF YEARS CREDITED SERVICE (#)	PRESENT VALUE OF ACCUMULATED BENEFIT ($)	PAYMENTS DURING LAST FISCAL YEAR($)
John W. Ketchum(1)	NextEra Energy, Inc. Employee Pension Plan	21	423,153	0
	SERP(3)	21	2,806,573	0
Terrell Kirk Crews II(1)	NextEra Energy, Inc. Employee Pension Plan	8	120,308	0
	SERP(3)	8	388,350	0
Rebecca J. Kujawa(1)	NextEra Energy, Inc. Employee Pension Plan	17	306,601	0
	SERP(3)	17	1,158,243	0
NEXTERA ENERGY 2024 PROXY STATEMENT ● 77

EXECUTIVE COMPENSATION
(A)	(B)	(C)	(D)	(E)
NAME	PLAN NAME	NUMBER OF YEARS CREDITED SERVICE (#)	PRESENT VALUE OF ACCUMULATED BENEFIT ($)	PAYMENTS DURING LAST FISCAL YEAR($)
Armando Pimentel, Jr.(1)	NextEra Energy, Inc. Employee Pension Plan	6	251,917	0
	SERP(2)(3)	6	89,354	0
Charles E. Sieving(1)	NextEra Energy, Inc. Employee Pension Plan	15	286,836	0
	SERP(3)	15	2,979,004	0

(1)
For Mrs. Kujawa and Messrs. Ketchum, Crews, Pimentel and Sieving, the amounts shown are their respective accrued pension benefits as of December 31, 2023, which are equal to their respective cash balance account values in the tax qualified employee pension plan and in the SERP at December 31, 2023. Mrs. Kujawa and Messrs. Ketchum, Crews, Pimentel and Sieving are fully vested in both plans. Each NEO is entitled to his or her fully vested accrued account balances upon termination of employment.

(2)
Mr. Pimentel’s years of credited service include the years of prior service prior to rejoining the Company; he did not receive a SERP enhancement.

(3)
NextEra Energy’s nonqualified SERP provides both defined benefit and defined contribution benefits. See Additional Disclosure Related to Pension Benefits Table, below. The defined benefit portion of the SERP is shown in this table, while amounts attributable to the defined contribution portion of the SERP are included in Table 1a: 2023 Summary Compensation Table under column (I), “All Other Compensation” (amounts for which are detailed in Table 1b: 2023 Supplemental All Other Compensation), and also are reported in Table 6: Nonqualified Deferred Compensation under columns (C), (D) and (F).

Additional disclosure related to pension benefits table
NextEra Energy maintains two non-contributory defined benefit retirement plans: a tax-qualified employee pension plan and a non-qualified SERP.
EMPLOYEE PENSION PLAN
NextEra Energy’s tax-qualified employee pension plan is a cash balance plan in which credits to each active, full-time employee’s account are determined as a percentage of his or her monthly covered earnings, with “basic crediting” of 4.5% until the fifth anniversary of employment and 6% thereafter. Covered earnings for each NEO are limited to base salary and do not include annual incentive compensation, long-term incentive compensation or any other compensation included in Table 1a: 2023 Summary Compensation Table. Each employee’s cash balance account is also credited quarterly with interest at an annual rate equal to the average rates of interest paid on one-year Treasury Constant Maturities for the month of August of the preceding calendar year. The interest crediting rate is subject to a 3% minimum for account balances earned after 2014 and a 4% minimum for account balances earned prior to 2015 and to a 14% maximum. For 2023, the interest crediting rate was 4% for account balances earned prior to 2015 and 3.28% for account balances earned after 2014. Benefits under the cash balance formula are not reduced for employer contributions to Social Security or other offset amounts.
Under the tax-qualified employee pension plan, benefits are cliff-vested after three full years of service and employees may become fully vested if they are participants in the qualified plan at a time when the Company decides to transfer a portion of pension plan assets to fund retiree medical benefits. All NEOs are fully vested. All vested participants are eligible for lump sum payment of benefits following termination of employment, and certain annuity forms of payment also are available to all employees, including the NEOs.
SERP
For the reasons described in Compensation Discussion & Analysis, NextEra Energy maintains an unfunded SERP for its executive officers, including the NEOs. The SERP’s defined benefit formula for NEOs provides two times the normal cash balance crediting rate of the tax-qualified employee pension plan (“double basic credits”). Also for the SERP, the double basic credits are applied to base salary plus bonus paid during the year (versus base salary only). The normal cash balance crediting rate is 4.5% of base salary prior to five years of service and 6% of base salary thereafter. Double the basic crediting rate is therefore 9% and 12% of base salary plus bonus paid during the year for the SERP. Benefits for all NEOs are calculated in this manner.
SERP benefits are cliff-vested after five full years of service and all NEOs were fully vested as of December 31, 2023. All vested participants are eligible for lump sum payment of benefits following termination of employment (subject to timing restrictions imposed by section 409A of the Code) or may elect certain annuity forms of payment.
78 ● NEXTERA ENERGY 2024 PROXY STATEMENT

EXECUTIVE COMPENSATION
Table 6: Nonqualified deferred compensation
The table and description below provide information about the NEOs’ nonqualified deferred compensation. It is important to keep in mind the following when reviewing the table:
»
The amounts shown under the heading “Aggregate Earnings in Last FY” (column (D)) represent earnings in the Deferred Compensation Plan, in the defined contribution portion of the SERP.
»
The amounts shown under the heading “Aggregate Balance at Last FYE” (column (F)) represent balances in the Deferred Compensation Plan and in the defined contribution portion of the SERP.
TABLE 6: NONQUALIFIED DEFERRED COMPENSATION
(A)	(B)	(C)	(D)	(E)	(F)
NAME	EXECUTIVE CONTRIBUTIONS IN LAST FY(1) ($)	REGISTRANT CONTRIBUTIONS IN LAST FY(2) ($)	AGGREGATE EARNINGS IN LAST FY(3) ($)	AGGREGATE WITHDRAWALS/ DISTRIBUTIONS ($)	AGGREGATE BALANCE AT LAST FYE(4) ($)
John W. Ketchum	0	272,750	(424,387)	0	1,406,833
Terrell Kirk Crews II	0	61,068	(79,993)	0	270,164
Rebecca J. Kujawa	0	131,392	(116,513)	0	415,540
Armando Pimentel, Jr.	0	26,892	(3,235)	0	23,657
Charles E. Sieving	0	112,583	(608,110)	0	2,025,614

(1)
The Deferred Compensation Plan permits deferral (up to 100%) of salary, annual incentive and performance shares.

(2)
The SERP includes a defined contribution component which provides a match on NEOs’ base and annual incentive earnings above the IRS limit, which was $330,000 for 2023. The 4.75% match is the same as the match opportunity provided to participants in the Company’s 401(k) plan. As with the 401(k) plan, crediting of matching contributions under the defined contribution component of the SERP is in the form of phantom NextEra Energy common stock. All amounts shown in this column also are included in Table 1a: 2023 Summary Compensation Table in column (I), “All Other Compensation” (amounts for which are detailed in Table 1b: 2023 Supplemental All Other Compensation).

(3)
Earnings include the sum of each participant’s annual earnings (which includes, among other things, stock price appreciation on stock-based deferred compensation) in the Deferred Compensation Plan and in the defined contribution portion of the SERP. Earnings include Deferred Compensation Plan earnings of $15,676 for Mr. Sieving. Mrs. Kujawa and Messrs. Ketchum, Crews and Pimentel have not deferred any compensation under this plan. Earnings for the defined contribution component of the SERP were as follows: Mr. Ketchum ($424,387), Mr. Crews ($79,993), Mrs. Kujawa ($116,513), Mr. Pimentel ($3,235) and Mr. Sieving ($623,786). None of these amounts are included in Table 1a: 2023 Summary Compensation Table since no above-market interest was credited in 2023.

(4)
Deferred Compensation Plan accounts include fully vested and earned compensation plus earnings. The Company views deferred compensation as a vehicle for retirement planning rather than as a means of providing additional compensation. Mr. Sieving had a Deferred Compensation Plan balance of $106,681. Mrs. Kujawa and Messrs. Ketchum, Crews and Pimentel have not deferred any cash compensation or performance shares and therefore have no balances in the Deferred Compensation Plan. Balances for the defined contribution component of the SERP were as follows: Mr. Ketchum $1,406,833 (of which $635,418 was previously reported as compensation in prior Summary Compensation Tables for years prior to 2023), Mr. Crews $270,164 (of which $37,230 was previously reported as compensation in prior Summary Compensation Tables for years prior to 2023), Mr. Pimentel $23,657, Mrs. Kujawa $415,540 (of which $244,302 was previously reported as compensation in prior Summary Compensation Tables for the years prior to 2023), Mr. Sieving $2,025,614 (of which $378,456 was previously reported in prior Summary Compensation Tables for years prior to 2023).

Additional disclosure related to nonqualified deferred compensation table
Cash deferral elections under the Deferred Compensation Plan must be made prior to the period in which the cash is earned and can range, in whole percentages, from 1% to 100% of a participant’s base salary and/or annual incentive award. Equity deferral elections must be made by December 31 of the year preceding the beginning of the applicable performance period, and participants electing to defer performance shares may defer all or a portion of the payout amount. Deferred Compensation Plan earnings are not guaranteed by the Company.
The Company’s contributions to the SERP for each NEO also are considered deferred compensation. The contributions and earnings in Table 6: Nonqualified Deferred Compensation include those from the nonqualified defined contribution portion of the SERP. Distributions are in the form of lump sum payments, which may be subject to a six-month delay following termination of employment in compliance with Code Section 409A.
Earnings in 2023 from previous deferrals of cash compensation came from phantom investments in the investment vehicles, which mirror the funds available to participants in the Company’s 401(k) plan and include mutual funds, index
NEXTERA ENERGY 2024 PROXY STATEMENT ● 79

EXECUTIVE COMPENSATION
funds and similar investment alternatives offered to participants under the Company’s 401(k) plan. The Company does not provide a guaranteed rate of return on these funds.
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
For the reasons discussed in Compensation Discussion & Analysis, NextEra Energy has entered into the Retention Agreements, which commit the Company to make payments to NEOs under special circumstances. Generally, these are changes in corporate control of the Company and termination of the NEO’s employment.
In accordance with SEC instructions, these quantitative disclosures assume a change in control took place on December 31, 2023. In fact, no change in control of the Company occurred on that date and no NEO’s employment terminated on that date. If such an event were to occur in the future, actual payments would likely be different from those presented here based on various factors, including the NextEra Energy common stock price at such time.
Consistent with SEC instructions, the amounts shown in the tables that follow exclude obligations due from the Company to the NEO following a triggering event for:
(1)
any earned but unpaid base salary, annual incentive compensation and long-term incentive compensation through the date of termination;

(2)
vested benefits under the Company’s employee pension and 401(k) plans and all other benefit plans in accordance with their terms and conditions;

(3)
accrued vacation pay;

(4)
reimbursement of reasonable business expenses incurred prior to the date of termination; and

(5)
any other compensation or benefits to which the NEO may be entitled under and in accordance with the Company’s generally applicable non-discriminatory plans or employee benefit programs, including the retiree medical plan.

Furthermore, all payments shown in the tables exclude the obligations of the Company to the NEO for vested benefits under the SERP and the Deferred Compensation Plan. See Table 5: Pension Benefits and Table 6: Nonqualified Deferred Compensation for the values of accumulated SERP and Deferred Compensation Plan benefits at December 31, 2023.
Potential payments under retention agreements
Each NEO is a party to a Retention Agreement with the Company. These agreements generally provide for certain protections and benefits to the NEO in the event of a change in control of the Company in exchange for the NEO’s continued full-time commitment to the interests of the Company during a transition period of three years following a change in control. The NEOs also undertake confidentiality commitments requiring them to hold in a fiduciary capacity all secret or confidential information relating to the Company and, under most circumstances, not to divulge any such information either during or after the period of employment.
Each Retention Agreement provides for a mutual commitment to the NEO’s continued employment for a period of three years following a change in control of the Company. If a change in control occurs, absent a termination of employment, the NEOs, other than Mr. Crews and Mr. Pimentel, generally will receive an accelerated payout or vesting of previously granted equity-based awards the NEO would otherwise have received in the normal course of business had the change in control not occurred and had the NEO’s employment continued over the remaining vesting periods. Mr. Crews and Mr. Pimentel will receive an accelerated payout or vesting of previously granted equity-based awards following a change in control and termination of employment.
Tables 7a and 7b and the accompanying discussion of the Retention Agreements set forth the details of the estimated payments that would have been made to the NEOs (on December 31, 2023 and December 31, 2024, respectively) had a change in control actually occurred at the close of business on December 31, 2023, assuming each of the NEOs continued in employment throughout 2023.
80 ● NEXTERA ENERGY 2024 PROXY STATEMENT

EXECUTIVE COMPENSATION
TABLE 7A: POTENTIAL COMPENSATION TO NAMED EXECUTIVES UPON CHANGE IN CONTROL
PAYMENT TYPE	JOHN W. KETCHUM ($)	TERRELL KIRK CREWS II(5) ($)	REBECCA J. KUJAWA ($)	ARMANDO PIMENTEL, JR.(5) ($)	CHARLES E. SIEVING ($)
Long-Term Incentive Awards:
1st 50% of Performance Share Awards(1)	10,812,206	0	6,346,395	0	2,570,274
Restricted Stock and NEP Common Unit Awards(2)(3)	1,084,493	0	1,534,049	0	645,493
Stock Option Awards(4)	0	0	0	0	0
Total	11,896,699	0	7,880,444	0	3,215,767

(1)
Upon a change in control, 50% of all outstanding performance share awards vest and are payable at the greater of target or the average of the actual performance factors used to determine payout of performance share awards which vested over the three years prior to the year in which the change in control occurred, except for Mr. Crews’ and Mr. Pimentel’s awards. Amounts shown are based on a closing NextEra Energy common stock price on December 31, 2023 of $60.74 and performance factors are calculated based on actual performance for the three completed three-year performance periods preceding the year in which the change in control is assumed to have occurred. Amounts shown include the value of the acceleration of 50% of the performance shares awarded for the three-year performance periods ending December 31, 2024 and December 31, 2025. At the assumed change in control date, no performance shares had been awarded for the performance period ending December 31, 2026.

(2)
Upon a change in control, all outstanding performance-based restricted stock and NEP common unit awards vest, except for Mr. Crews’ and Mr. Pimentel’s awards. Amounts shown are based on a closing NextEra Energy common stock price on December 31, 2023 of $60.74 and a NEP common unit price on December 31, 2023 of $30.41.

(3)
The award agreement pursuant to which Mrs. Kujawa and Messrs. Ketchum and Sieving were each awarded an executive transition award of performance-based restricted stock units contains change in control provisions which supersede the provisions of the Retention Agreement for that award only. Upon a change in control, absent termination of employment, the executive transition award does not vest on an accelerated basis.

(4)
Upon a change in control, all outstanding stock option awards vest, except for Mr. Crews’ and Mr. Pimentel’s awards. Amounts shown reflect the in-the-money values of accelerated stock options based on the difference between the option exercise price and the closing NextEra Energy common stock price on December 31, 2023 of $60.74.

(5)
Per the terms of Mr. Crews’ and Mr. Pimentel’s Retention Agreements, their long-term incentive awards do not vest upon a change in control absent termination of employment.

TABLE 7B: POTENTIAL COMPENSATION TO NAMED EXECUTIVES AT ONE-YEAR ANNIVERSARY OF CHANGE IN CONTROL(1)
PAYMENT TYPE	JOHN W. KETCHUM ($)	TERRELL KIRK CREWS II ($)	REBECCA J. KUJAWA ($)	ARMANDO PIMENTEL, JR. ($)	CHARLES E. SIEVING ($)
Long-Term Incentive Awards:
2nd 50% of Performance Share Awards(2)	10,812,206	0	6,346,154	0	2,570,152

(1)
All amounts in the table assume the same $60.74 stock price on the one-year anniversary of the assumed change in control.

(2)
Each NEO, except for Mr. Crews and Mr. Pimentel, is entitled to receive the remaining 50% of their outstanding performance share awards on the first anniversary of the change in control if the NEO has remained employed by the Company or an affiliate through such date, or upon an earlier termination of employment by the Company (except for death, disability or cause (which generally means repeated willful violations of the NEO’s duties under their Retention Agreement or a felony conviction involving an act at the Company’s expense)) or by the NEO for “good reason” (which generally includes the assignment of duties and responsibilities that are materially inconsistent with those in effect during the 90-day period immediately preceding the change in control, material decreases in compensation or benefits after the change in control, or change in job location of more than 20 miles). Amounts shown are based on performance factors calculated based on actual performance for the three completed three-year performance periods preceding the year in which the change in control occurred. Amounts shown include the value of the acceleration of 50% of the performance shares awarded for the three-year performance periods ending December 31, 2024 and December 31, 2025. At the assumed change in control date, no performance shares had been awarded for the performance period ending December 31, 2026. Amounts shown in the table are due to the NEO under such circumstances in addition to the amounts shown in Table 7a: Potential Compensation to Named Executives Upon Change in Control.

The amounts shown in Tables 7a and 7b represent the accelerated payment of compensation the NEOs would otherwise have received over time absent a change in control, assuming continued employment. The employment protection amounts represent additional payments and are intended both to compensate the NEO for the lost opportunity of continued employment and to encourage the new leadership of the post-change-in-control entity to evaluate carefully the desirability of terminating the NEO’s employment as opposed to seeking an appropriate role for the NEO in the new entity.
The Retention Agreements are designed to provide the NEOs with economic value in the event of termination equivalent to three years’ worth of foregone base salary, annual incentive compensation and incremental retirement contributions.
NEXTERA ENERGY 2024 PROXY STATEMENT ● 81

EXECUTIVE COMPENSATION
In addition, if termination by the Company for reasons other than death, disability or cause, or by the NEO for good reason, were to occur prior to the first anniversary of the change in control, the acceleration of the then-outstanding performance shares, as shown in Table 7b, would also occur. Because of this intent, the Retention Agreement in effect as of December 31, 2023 for Mr. Sieving provides for the additional payment by the Company of any excise tax imposed by section 4999 of the Code. However, if the total value of all payments due (calculated as required under section 280G of the Code) does not exceed 110% of the “safe harbor amount” under section 280G, or 2.99 times Mr. Sieving’s five-year average W-2 earnings, then no gross-up payment will be made to Mr. Sieving and the amounts payable under the Retention Agreement will be reduced to the “safe harbor amount.” In accordance with the Company’s Excise Tax Gross-Up Policy, which generally precludes the inclusion of excise tax gross-up provisions in Retention Agreements entered into, or materially modified, after December 2009, Mrs. Kujawa’s and Messrs. Ketchum’s, Crews’ and Pimentel’s Retention Agreements do not include excise tax gross-up provisions. The NEO remains responsible for normal federal, state and local tax liability on the underlying economic value transferred.
If a change in control had occurred on December 31, 2023 and if any or all of the NEOs had been terminated on that date, the Company estimates the amounts shown in Table 8 would have become payable.
TABLE 8: POTENTIAL POST-EMPLOYMENT COMPENSATION TO NAMED EXECUTIVES UPON TERMINATION WITHOUT CAUSE
OR FOR GOOD REASON FOLLOWING CHANGE IN CONTROL(1)
PAYMENT TYPE	JOHN W. KETCHUM ($)	TERRELL KIRK CREWS II ($)	REBECCA J. KUJAWA ($)	ARMANDO PIMENTEL, JR. ($)	CHARLES E. SIEVING ($)
Cash Severance(2)	13,844,250	4,316,073	8,580,000	6,000,000	8,372,151
Long-Term Incentive Awards(3)	22,708,904	3,595,810	14,226,598	7,215,791	5,785,919
Executive Transition Awards(4)	1,546,623	—	1,546,623	—	1,546,623
Incremental Increase in Nonqualified SERP(5)	3,018,960	0	1,760,573	0	2,109,060
Continued Participation in Active Employee Welfare Benefits(6)	293,662	90,646	149,046	92,918	174,959
Continued Participation in Certain Perquisite Programs(7)	155,290	75,000	152,400	79,490	161,040
Certain Limited Outplacement and Relocation Allowances(8)	48,750	23,750	48,750	23,750	48,750
Code Section 280G Gross-up (Cutback)(9)	0	0	0	0	0
Total	41,646,440	8,101,279	26,463,990	13,411,949	18,198,502

(1)
All amounts in the table assume the same $60.74 stock price on the one-year anniversary of the assumed change in control.

(2)
The amount shown represents the value of a cash lump sum payment due within 45 days of termination (subject to the requirements of section 409A of the Code) equal to three times the sum of the NEO’s annual base salary plus his or her annual incentive. The annual incentive is equal to the higher of target annual incentive in the year of termination or the average percentage of the NEO’s annual incentive divided by his or her base salary for each of the three years prior to the year in which the change in control occurred. Since all annual incentive compensation for 2023 was earned on December 31, 2023, no prorated amounts of 2023 annual incentive compensation are included.

(3)
Includes 100% vesting of outstanding NEE performance-based restricted stock awards, NEP performance-based restricted common units and stock option awards granted in 2021, 2022 and 2023. For Mrs. Kujawa and Messrs. Ketchum and Sieving, includes 100% of outstanding 2022 and 2023 performance share grants, with 50% payable upon a change in control and the remaining 50% would be payable on the one-year anniversary. For Mr. Crews and Mr. Pimentel, 100% of outstanding 2022 and 2023 performance shares would be payable upon a change in control. Outstanding performance share awards vest and are payable at the greater of target or the average of the actual performance factors used to determine payout of performance share awards which vested over the three years prior to the year in which the change in control occurred.

(4)
Under Mrs. Kujawa and Messrs. Ketchum’s and Sieving’s executive transition award agreements, if discharged without cause or resigned for good reason upon or after a change in control, then a portion of the outstanding unvested executive transition award (including reinvested dividends) would vest according to the schedule contained in the award agreement. If such termination had occurred on December 31, 2023 under these circumstances, the vesting percentage would have been 40% of the total award granted in 2021 for Mrs. Kujawa and Messrs. Ketchum and Sieving. Amounts shown are based on the closing NextEra Energy common stock price on December 31, 2023 of $60.74.

(5)
For Mrs. Kujawa, Mr. Ketchum, and Mr. Sieving, the amount shown represents the value of a cash lump sum payment due within 45 days of termination (subject to the requirements of Code section 409A) equal to the incremental increase in value of the NEO’s nonqualified SERP benefits under the defined benefit and defined contribution formulas if the NEO had continued employment for three years from the date of termination, and assuming the NEO received the annual compensation increases required under the Retention Agreement for the three-year or two-year employment period. For Messrs. Crews and Pimentel, their Retention Agreements do not include this incremental increase.

(6)
The Retention Agreements provide for continued coverage under all employee benefit plans for three years. Plans include the broad-based employee medical plan, the broad-based employee dental plan, short-term and long-term disability insurance and the broad-based employee life insurance plan. Amounts shown represent three-year employer costs based on December 31, 2023 rates (plus, for employee medical and dental coverage, projected average annual cost increase of 6.0% and increase of 1.5%, respectively). For long-term disability,

82 ● NEXTERA ENERGY 2024 PROXY STATEMENT

EXECUTIVE COMPENSATION
the estimated total actuarial liability is equal to the approximate cost of insuring the liability for the severance period. These amounts assume no offsets for benefits provided by a subsequent employer. The amount set forth on this line is also payable to the NEO or his or her beneficiaries if the NEO dies or becomes disabled during the employment period following a change in control.
(7)
The Retention Agreements provide for continued participation in certain other benefits and perquisites for three years. Amounts shown include: participation in the executive vehicle program (or, for Mrs. Kujawa and Messrs. Crews and Pimentel, annual perquisite allowance in lieu of executive vehicle program); personal financial planning, accounting and legal services; personal communication and computer equipment; home security, including monitoring and maintenance; and personal excess liability insurance. The Retention Agreements do not provide for use of Company-owned aircraft. The amount shown for each NEO represents the Company’s approximate three-year costs for providing such perquisites to the NEO, based on 2023 and prior years’ actual costs.

(8)
Includes an aggregate cost per NEO of $23,750 for outplacement services, fees for legal or accounting advice related to tax treatment of certain payments under the Retention Agreements and reimbursement for miscellaneous relocation expenses incurred by the NEO in pursuing other business opportunities which are not reimbursed by another employer. Such reimbursements are required under the Retention Agreements.

(9)
For Mr. Sieving, the aggregate payment due (calculated as required under section 280G of the Code) does not exceed 110% of the “safe harbor amount” under section 280G, or 2.99 times his five-year average W-2 earnings and, therefore, no gross-up payment will be made and the amount payable under the Retention Agreement will be reduced to the “safe harbor amount.” Mrs. Kujawa’s Messrs. Ketchum’s, Crews’ and Pimentel’s Retention Agreements do not provide for excise tax gross-ups. The aggregate payment due to each of Mrs. Kujawa and Mr. Ketchum does not exceed such NEO’s “safe harbor amount.” With the exception of a portion of accelerated stock option awards, the aggregate change in control-related compensation and benefit amount in excess of the NEO’s “base amount” is considered an “excess parachute payment” and is subject to an excise tax under section 4999 of the Code. In circumstances where the NEO is entitled to receive from the Company a lump sum cash gross-up payment, the payment would be in an amount such that the net gross-up payment (after federal, state and local income and excise taxes and any penalties and interest are paid) is equal to the Code section 4999 excise tax. The 2023 annual incentive award and the performance share award for the performance period ended December 31, 2023 (payout values for which are included in Table 1a: 2023 Summary Compensation Table and in Table 4: 2023 Option Exercises and Stock Vested, respectively) were fully earned as of the assumed change in control date and are therefore not part of the “excess parachute payment” amount or the estimated gross-up amount.

Each Retention Agreement provides a change in control occurs upon any of the following events:
(1)
the acquisition by any individual, entity or group of 20% or more of either NextEra Energy’s common stock or the combined voting power of NextEra Energy, other than directly from NextEra Energy or pursuant to a merger or other business combination which does not itself constitute a change in control;

(2)
the incumbent directors of NextEra Energy ceasing, for any reason, to constitute a majority of the Board, unless each director who was not an incumbent director was elected, or nominated for election, by a majority of the incumbent directors and directors subsequently so elected or appointed (excluding those elected as a result of an actual or threatened election contest or other solicitation of proxies);

(3)
there is consummated a merger, sale of assets, reorganization or other business combination of NextEra Energy or any subsidiary with respect to which (a) the voting securities of NextEra Energy outstanding immediately prior to the transaction do not, immediately following the transaction, represent more than 55% of the common stock and the voting power of all voting securities of the resulting ultimate parent entity or (b) members of the Board constitute less than a majority of the members of the board of directors of the resulting ultimate parent entity; or

(4)
the shareholders approve the liquidation or dissolution of NextEra Energy.

In addition, the Retention Agreements extend the NEOs’ protection to certain potential change in control situations, which are:
(1)
the announcement of an intention to take or consider taking actions which, if consummated or approved by shareholders, would constitute a change in control; or

(2)
the acquisition by any individual, entity or group of 15% or more of either NextEra Energy’s common stock or the combined voting power of NextEra Energy, other than directly from NextEra Energy or pursuant to a merger or other business combination which does not itself constitute a change in control.

No accelerated or incremental payments are triggered by a potential change in control, but the NEO is protected for a three-year employment period.
Potential payments under the Severance Plan
The Severance Plan provides for the payment of severance benefits to the NEOs and to certain other senior executives if their employment is involuntarily terminated other than for Cause, defined below (and other than in a termination governed by the terms of the Retention Agreements). See Compensation Discussion & Analysis for a discussion of the purpose of the Severance Plan.
NEXTERA ENERGY 2024 PROXY STATEMENT ● 83

EXECUTIVE COMPENSATION
The Severance Plan provides severance benefits following involuntary termination other than for Cause in exchange for entry into a release of claims against the Company and an agreement (the “Non-Competition Agreement”) to adhere to certain non-competition and related covenants protective of the Company. Following a covered involuntary termination and the execution of the release and the Non-Competition Agreement, the NEO would receive a cash payment equal to two times his or her annual base salary plus two times his or her target annual incentive compensation for the year of termination, payable in two equal annual installments. In addition, the NEO’s outstanding equity and equity-based awards would vest pro rata and become payable at the end of any applicable performance periods, subject to the attainment by the Company of the specified performance objectives. The NEO also would receive certain ancillary benefits, including outplacement assistance or payment in an amount equal to the value of the outplacement assistance. Amounts payable under the Severance Plan are subject to a cap equal to six times the average of the NEO’s last three years’ base salary plus annual incentive.
If the employment of Mrs. Kujawa or Messrs. Ketchum, Crews, Pimentel or Sieving, or any of them, had been involuntarily terminated on December 31, 2023 in circumstances triggering the Company’s obligations under the Severance Plan, the Company estimates the amounts shown in Table 9 below would have become payable.
TABLE 9: POTENTIAL POST-EMPLOYMENT COMPENSATION UPON TERMINATION QUALIFYING FOR PAYMENTS UNDER THE SEVERANCE PLAN
PAYMENT TYPE	JOHN W. KETCHUM ($)	TERRELL KIRK CREWS II ($)	REBECCA J. KUJAWA ($)	ARMANDO PIMENTEL, JR. ($)	CHARLES E. SIEVING ($)
Cash Severance(1)	8,190,000	2,483,000	4,400,000	4,000,000	4,332,600
Long-Term Incentive Awards:
Performance Share Awards(2)	5,241,250	797,455	3,086,560	1,039,260	1,268,310
Restricted Stock Awards(3)	738,630	265,749	990,260	513,370	433,420
Stock Option Awards(4)	0	0	0	0	0
Executive Transition Awards(5)	1,169,196	—	1,169,196	—	1,169,196
Certain Limited Outplacement and Other Perquisites(6)	35,000	35,000	35,000	35,000	35,000
Cutback Under Plan Benefit Cap(7)	0	0	0	0	0
Total	15,874,076	3,581,205	10,181,016	5,587,630	7,738,526

(1)
The amount shown represents the value of a cash lump sum payment equal to two times the sum of the NEO’s annual base salary plus his or her target annual incentive in effect on December 31, 2023.

(2)
Upon a qualifying involuntary termination, a pro rata portion of outstanding performance share awards would continue to vest and would be paid based on the Company’s actual level of achievement of the performance objectives at the conclusion of the performance period. Amounts shown include the value of the performance shares awarded for the three-year performance periods ending December 31, 2024 and December 31, 2025, respectively, based on the closing NextEra Energy common stock price on December 31, 2023 of $60.74. As the actual level of achievement of the performance objectives at the conclusion of the performance periods ending December 31, 2024 and December 31, 2025, respectively, would not have been known upon a hypothetical qualifying involuntary termination on December 31, 2023, amounts shown assume target, or 100%, performance. Actual payouts would be between 0% and 200% of target.

(3)
Upon a qualifying involuntary termination, a pro rata portion of outstanding performance-based restricted stock and common unit awards would continue to vest, subject to the attainment of the applicable performance objective. Amounts shown assume the attainment of the performance objective and are based on the closing NextEra Energy common stock price on December 31, 2023 of $60.74 and NEP common unit price on December 31, 2023 of $30.41.

(4)
Upon a qualifying involuntary termination, outstanding stock option awards would vest on a pro rata basis. Amounts shown reflect the in-the-money values of the stock options that would vest based on the difference between the option exercise price and the closing NextEra Energy common stock price on December 31, 2023 of $60.74.

(5)
Upon a qualifying involuntary termination, the outstanding unvested executive transition awards granted to Mrs. Kujawa and Messrs. Ketchum and Sieving would vest on a pro rata basis. Amounts shown are based on the closing NextEra Energy common stock price on December 31, 2023 of $60.74.

(6)
Includes a maximum cost per NEO of $25,000 for providing outplacement services, plus the cost of financial planning, legal or accounting services.

(7)
The total value of severance paid to each NEO is subject to a cap equal to six times the average of such NEO’s last three years’ base salary plus annual incentive.

Under the Severance Plan, an involuntary termination is defined as any of the following:
(1)
the participant’s termination by the Company or an affiliate without Cause (as described further below) and other than as a result of death or disability; or

84 ● NEXTERA ENERGY 2024 PROXY STATEMENT

EXECUTIVE COMPENSATION
(2)
the participant’s resignation after the occurrence of one or more of the following without the participant’s consent:

(i)
the Company’s material breach of a material provision of the Severance Plan or the Company’s or an affiliate’s material breach of a material provision of any other agreement between the participant and the Company or such affiliate;

(ii)
a relocation of participant’s principal place of employment by more than 90 miles; or

(iii)
a material, adverse change in the participant’s title, authority, duties or responsibilities with the Company or an affiliate, or any reduction in the participant’s annual base salary or annual target cash incentive opportunity.

Cause is generally defined under the Severance Plan as any of the following:
(1)
repeated violations by the participant of the participant’s obligations to the Company or an affiliate that are willful and deliberate, which are committed in bad faith or without reasonable belief that the violations are in the Company’s or an affiliate’s best interests and that are not remedied within a reasonable period of time after the participant’s receipt of written notice; or

(2)
the participant’s conviction of a felony.

The NEOs are required to comply with certain protective covenants, including two-year non-compete and non-solicitation provisions, in order to receive payments under the Severance Plan. Any severance payments would be subject to repayment and/or forfeiture if any of the protective covenants are violated.
Potential payments under Equity Award Agreements
The award agreements for each long term equity incentive award outstanding during 2023 (except the executive transition awards for Mrs. Kujawa and Messrs. Ketchum and Sieving, the terms of which are described below) contain provisions which govern treatment of the award in the event of the NEO’s termination of employment due to death, disability, retirement at or after age 55 (“normal retirement”), or retirement after age 50 meeting terms and conditions set by, and acceptable to, the Compensation Committee (an “approved early retirement”). Under the terms of the equity award agreements (other than the executive transition awards), each outstanding unvested equity award vests on a pro rata basis for service through the date of death or disability or normal retirement (for performance share, stock option, performance-based restricted stock and performance-based restricted NEP common unit awards based on days of service completed during the vesting period). The pro rata portion of each stock option, performance-based restricted stock and performance-based restricted NEP common unit award is vested upon death or disability. In the case of normal retirement, stock option awards vest upon retirement and performance-based restricted stock and NEP common units generally vest upon their normal vesting date following satisfaction of applicable performance criteria. The pro rata portion of each performance share award is paid after the end of the performance period, subject to satisfaction of applicable performance criteria. See Table 3: 2023 Outstanding Equity Awards at Fiscal Year End for information for each NEO as of December 31, 2023 about outstanding unvested equity awards which would vest as determined in the manner set forth above upon death, disability or normal retirement.
If an NEO was eligible for, and retired in accordance with, an approved early retirement, all outstanding and unvested equity awards (except the executive transition awards, as described below) would vest in full, and would be paid out either on the vesting schedule set forth in each award agreement or upon retirement, generally subject to satisfaction of applicable performance criteria.
The value of the prorated outstanding long-term incentive awards at December 31, 2023 for each of the NEOs would have been approximately: Mr. Ketchum, $5,979,880; Mr. Crews, $1,063,205; Mrs. Kujawa, $4,076,820; Mr. Pimentel, $1,552,630; and Mr. Sieving, $1,701,730. As of December 31, 2023, each of Messrs. Ketchum, Pimentel and Sieving were of an age which would have made them eligible for consideration by the Compensation Committee for an approved early retirement. If the Compensation Committee had approved an early retirement for any of Messrs. Ketchum, Pimentel or Sieving on that date (which the Compensation Committee did not do), the value on December 31, 2023 of the outstanding long-term incentive awards that would have continued to vest on their original terms (performance shares and performance-based restricted stock and NEP common units as applicable) or vested (options) would have been approximately: Mr. Ketchum, $11,896,699; Mr. Pimentel, $4,089,381; and Mr. Sieving, $3,215,706.
The award agreements governing the executive transition awards of Mrs. Kujawa and Messrs. Ketchum and Sieving provide for partial accelerated vesting of the stock and accrued dividends upon death or disability, according to a schedule contained in the award agreement. The award agreement does not provide for accelerated vesting upon retirement. If Mrs. Kujawa or Messrs. Ketchum or Sieving had terminated employment on December 31, 2023 due to death or disability, 40% of their total executive transition award granted in 2021 would have vested. The value of the unvested shares
NEXTERA ENERGY 2024 PROXY STATEMENT ● 85

EXECUTIVE COMPENSATION
vesting solely due to death or disability would have been approximately $1,546,623. All equity award agreements (including the agreements governing the executive transition awards) include non-solicitation and non-competition provisions (effective during employment and for a two-year period after termination), as well as non-disparagement provisions. The terms of these protective covenants survive the termination of the award agreement and termination of employment.
Pay Versus Performance (PVP)
Provided below is the Company’s “Pay Versus Performance” disclosure as required pursuant to Item 402(v) of Regulation S-K. As required by Item 402(v), we have included:
»
A tabular list of the most important measures our Compensation Committee used in 2023 to link pay calculated in accordance with Item 402(v) (referred to as “Compensation Actually Paid”, or CAP) to Company performance;

»
A table that compares the total compensation of our Named Executive Officers as presented in the Summary Compensation Table (“SCT”) for each year to CAP and specified performance measures; and

»
A discussion of:
—
the relationship between our cumulative TSR and the TSR of the S&P 500 Utilities Index (“Peer Group TSR”);

—
the relationship between CAP and our TSR;

—
the relationship between CAP and our Net Income; and

—
the relationship between CAP and the Company’s Adjusted EPS for each year, which is our Company Selected Measure (“CSM”). The CSM represents, in our assessment, the most important financial performance measure used to link CAP to Company performance.

This disclosure has been prepared in accordance with Item 402(v) and does not necessarily reflect value actually realized by our NEOs or how the Compensation Committee evaluates compensation decisions in light of Company or individual performance. In particular, the Compensation Committee does not use CAP as a basis for making compensation decisions. Please refer to our Compensation Discussion & Analysis on pages 38 to 67 for a discussion of our executive compensation program objectives and the ways in which we design our program to align executive compensation with Company performance.
Tabular list of most important measures to determine 2023 compensation actually paid
The list below represents the financial performance measures that the Company considers to have been the most important in linking CAP to our PEO and non-PEO NEOs for 2023 to Company performance. The measures are not ranked. Descriptions of these measures, and the manner in which these measures determine the amounts of incentive compensation paid to our NEOs, is described in our Compensation Discussion & Analysis within the sections titled “2023 Annual Performance-Based Incentive Compensation” and “2023 Long-Term Performance-Based Equity Compensation.”
»
Adjusted EPS
»
Adjusted ROE
»
Adjusted Earnings
Pay Versus Performance table
Year(1)	Summary Compensation Table Total for First PEO ($)	Summary Compensation Table Total for Second PEO ($)	Compensation Actually Paid to First PEO(2) ($)	Compensation Actually Paid to Second PEO(2) ($)	Average Summary Compensation Table Total for non-PEO NEOs ($)	Average Compensation Actually Paid to non-PEO NEOs(2) ($)	Value of Initial Fixed $100 Investment Based On:		Net Income ($MMs)(4)	Adjusted EPS(5) ($)
							Total Shareholder Return ($)	Peer Group Total Shareholder Return(3) ($)
(a)	(b)	(b)	(c)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2023	20,591,124	N/A	7,211,720	N/A	8,470,154	3,917,791	109.62	107.78	6,282	3.17
2022	40,406,018	17,414,329	34,410,149	18,918,020	7,394,893	7,426,310	146.74	118.17	3,246	2.90
2021	25,335,936	N/A	55,348,220	N/A	13,316,860	19,729,777	160.51	118.24	2,827	2.55
2020	23,720,707	N/A	63,079,713	N/A	6,454,940	12,715,279	130.08	100.49	2,369	2.31
86 ● NEXTERA ENERGY 2024 PROXY STATEMENT

EXECUTIVE COMPENSATION
(1)
During 2023, our PEO was Mr. Ketchum. During 2022, our PEOs were Mr. Robo (first PEO) and Mr. Ketchum (second PEO). During 2021 and 2020, our PEO was Mr. Robo. During 2023, our non-PEO NEOs consisted of Mr. Crews, Mrs. Kujawa, Mr. Pimentel and Mr. Sieving. During 2022, our non-PEO NEOs consisted of Mr. Crews, Mrs. Kujawa, Mr. Silagy, Mr. Sieving and Ms. Caplan. During 2021 and 2020, our non-PEO NEOs consisted of Messrs. Ketchum, Silagy and Sieving and Mrs. Kujawa.

(2)
The following table sets forth the adjustments made during each year represented in the PVP Table to arrive at “compensation actually paid” during each year:

PEO and average non-PEO NEOs summary compensation table total to compensation actually paid reconciliation
Year	Executive(s)	Summary Compensation Table Total ($)	Deduct Option and Stock Awards Granted in Fiscal Year ($)	Add Fair Value at Fiscal Year-End of Unvested Option and Stock Awards Granted in Fiscal Year ($)	Add Change in FAIR Value of Unvested Option and Stock Awards Granted in Prior Fiscal Year ($)	Add Change in FAIR Value of Option and Stock Awards Vested in Fiscal Year ($)	Deduct Fair Value of Option and Stock Awards Forfeited in Fiscal Year ($)	Deduct Change in Pension Value and Nonqualified Deferred Compensation Earnings Column of the SCT ($)	Add Pension Service Cost ($)	Add Dividends Paid on Unvested Shares in Fiscal Year ($)	Compensation Actually Paid ($)(i)
2023	PEO	20,591,124	(13,168,902)	9,993,852	(7,479,727)	(2,338,619)	—	(811,026)	352,471	72,547	7,211,720
	Other NEOs	8,470,154	(5,804,360)	4,172,741	(2,166,093)	(625,020)	—	(288,148)	120,554	37,962	3,917,791
2022	First PEO	40,406,018	(13,094,677)	18,259,934	(1,507,964)	(9,326,246)	—	(1,000,479)	597,194	76,368	34,410,149
	Second PEO	17,414,329	(10,623,931)	15,168,274	(1,053,175)	(1,857,707)	—	(475,209)	292,699	52,740	18,918,020
	Other NEOs	7,394,893	(4,332,201)	6,010,715	(554,750)	(1,002,574)	—	(305,362)	185,918	29,670	7,426,310
2021	First PEO	25,335,936	(17,391,104)	23,190,233	14,918,520	9,630,919	—	(1,023,668)	598,193	89,191	55,348,220
	Other NEOs	13,316,860	(9,961,104)	12,160,788	2,529,143	1,788,740	—	(375,214)	238,766	31,799	19,729,777
2020	First PEO	23,720,707	(16,101,809)	22,483,170	20,062,587	13,222,028	—	(951,970)	554,570	90,431	63,079,713
	Other NEOs	6,454,940	(3,495,669)	4,783,802	3,164,051	1,901,154	—	(316,805)	193,518	30,289	12,715,279
(i)
Reflects the value of equity calculated in accordance with the SEC methodology for determining compensation actually paid, dividends paid in cash, and pension service cost for each year shown. The fair value of performance share awards was determined using the Monte-Carlo simulation process and the fair value of stock options was determined using the Black-Scholes pricing model. Compensation actually paid does not represent annual compensation realized.

(3)
TSR is determined based on the value of an initial fixed investment of $100 and reflects reinvestment of dividends. The TSR peer group consists of the S&P 500 Utilities Index.

(4)
Net income excludes net income attributable to non-controlling interests.

(5)
See Appendix A for a reconciliation of adjusted EPS to the most directly comparable GAAP financial measure.

Over the last four years, our Company had robust financial and operational performance. Our TSR exceeded the TSR of the S&P 500 Utilities Index; an initial investment of $100 in NextEra Energy stock at the beginning of 2020 would have grown to $109.62 at the end of 2023 while the same investment in the S&P 500 Utilities Index would have yielded $107.78. Our financial performance was strong with FY2021 net income growth of 19.3% FY2022 net income growth of 14.8% and FY2023 net income growth of 93.5%. Adjusted EPS growth was 10.4% in FY2021, 13.7% in FY2022 and 9.3% in 2023.
Our Company maintains a pay for performance philosophy and the majority of compensation is performance-based as further described in our Compensation Discussion & Analysis.
The higher values for compensation actually paid in 2020 and 2021 for our PEOs and non-PEO NEOs aligns with strong TSR, net income and adjusted EPS results over the same period. In 2022 and 2023, we continued to deliver outstanding net income and adjusted EPS performance, but the stock price declines in 2022 and 2023 caused our compensation actually paid to decrease notably compared to 2021 and 2020.
NEXTERA ENERGY 2024 PROXY STATEMENT ● 87

Director Compensation
2023 COMPENSATION OF NON-EMPLOYEE DIRECTORS
(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)
NAME(1)(2)	FEES EARNED OR PAID IN CASH(3) ($)	STOCK AWARDS(4)(5) ($)	OPTION AWARDS ($)	NON-EQUITY INCENTIVE PLAN COMPENSATION ($)	CHANGE IN PENSION VALUE AND NONQUALIFIED DEFERRED COMPENSATION EARNINGS ($)	ALL OTHER COMPENSATION(6) ($)	TOTAL ($)
Nicole S. Arnaboldi	145,000	185,441	0	0	0	0	330,441
Sherry S. Barrat	185,000	185,441	0	0	0	0	370,441
James L. Camaren	145,000	185,441	0	0	0	0	330,441
Kenneth B. Dunn	145,000	185,441	0	0	0	10,000	340,441
Naren K. Gursahaney	170,000	185,441	0	0	0	0	355,441
Kirk S. Hachigian	165,000	185,441	0	0	0	0	350,441
Maria G. Henry	36,250	52,470	0	0	0	0	88,720
Amy B. Lane	165,000	185,441	0	0	0	0	350,441
David L. Porges	155,000	185,441	0	0	0	0	340,441
Rudy E. Schupp	82,500	185,441	0	0	0	0	267,941
John L. Skolds	85,000	185,441	0	0	0	0	270,441
Dev Stahlkopf	72,500	116,405	0	0	0	0	188,905
John A. Stall	157,500	185,441	0	0	0	0	342,941
Darryl L. Wilson	145,000	185,441	0	0	0	10,000	340,441

(1)
Ms. Henry was appointed to the Board on September 25, 2023 and Ms. Stahlkopf on May 18, 2023.

(2)
Messrs. Schupp and Skolds did not stand for reelection at the 2023 Annual Meeting of Shareholders on May 18, 2023.

(3)
Ms. Arnaboldi elected to defer 100% of her annual cash retainer.

(4)
Ms. Arnaboldi and Mr. Gursahaney elected to defer 100% of their equity retainer and Ms. Lane elected to defer 75% of her equity retainer.

(5)
Non-employee directors of NextEra Energy received shares of NextEra Energy common stock in an amount determined by dividing $185,000 by the closing price of the common stock on the date of grant, rounded up to the nearest ten shares. On February 16, 2023, each non-employee director then in office received 2,450 shares of stock valued at $75.69 per share. Ms. Henry received a prorated grant on October 12, 2023 of 990 shares valued at $53.00 per share and Ms. Stahlkopf received a prorated grant on May 18, 2023 of 1,550 shares valued at $75.10 per share. Dividends are paid on the shares in cash. Dividends on deferred shares are credited to the participant’s account under the Deferred Compensation Plan. The amounts in this column represent the aggregate grant date fair value of equity-based compensation awards granted during 2023 to each non-employee director valued in accordance with applicable SEC and accounting rules. For the February 2023 equity compensation award, the grant date fair value was $185,441 per director.

(6)
In accordance with applicable SEC rules, perquisites and personal benefits with an aggregate value of less than $10,000 are omitted. Includes matching contributions to educational institutions on behalf of Messrs. Dunn and Wilson made under the NextEra Energy Foundation’s matching gift program, which is available to all employees and directors.

Additional information about director compensation
NextEra Energy directors who are salaried employees of NextEra Energy or any of its subsidiaries do not receive any additional compensation for serving as a director or committee member. Mr. Ketchum is the only such director currently serving on the Board. Director compensation was not increased from 2023 levels. Effective January 1, 2024, non-employee directors of NextEra Energy received an annual cash retainer of $145,000 plus a number of shares of NextEra Energy common stock determined by dividing $185,000 by the closing price of NextEra Energy common stock on the grant date, rounded up to the nearest ten shares. The grant date for the annual retainers paid for 2023 was February 15, 2024, at which time the non-employee directors of NextEra Energy were each granted 3,240 shares of NextEra Energy common stock. These shares are generally not transferable until the director meets the Company’s stock ownership guidelines. When joining the Board, newly-elected non-employee directors are awarded a grant of NextEra Energy common stock approximately equal to the annual common stock retainer awarded to existing non-employee directors, prorated
88 ● NEXTERA ENERGY 2024 PROXY STATEMENT

Director Compensation
based on the new director’s date of election to the Board. These shares are not transferable until the director meets the Company’s stock ownership guidelines.
ANNUAL NON-EMPLOYEE DIRECTOR COMPENSATION (EFFECTIVE 1/1/2024)	ADDITIONAL CASH RETAINERS ($)
	Lead Director	40,000
	Committee Chairs:
	» Audit	25,000
	» Nuclear	25,000
	» Other committees	20,000
Non-employee Board committee chairpersons receive an additional annual retainer of $25,000 for chairing the Audit Committee or the Nuclear Committee and $20,000 for chairing the other committees. The Lead Director receives an annual retainer of $40,000, except that a Lead Director who also serves as a Chair of any Board committee is only entitled to receive a single annual retainer in an amount equal to the Lead Director annual retainer. Beginning in 2023, non-employee directors no longer receive a fee for each Board and committee meeting attended. Directors may defer all or a portion of their cash compensation and all or a portion of their equity compensation in the Deferred Compensation Plan and may participate in the Company’s matching gift program, which matches gifts to educational institutions up to a maximum of $10,000 per donor per year. Board members may travel on Company aircraft while on Company business and in limited circumstances for non-business reasons if the Company would incur little, if any, incremental cost, space is available and the aircraft is in use for another authorized purpose. Board members may be accompanied by their immediate family members if space is available. Travel expenses to attend Board or committee meetings or while on Board business are reimbursed.
Director stock ownership policy
Pursuant to the Governance Guidelines, to more closely align the interests of directors and shareholders, directors are required to own NextEra Energy common stock in an amount equal to seven times the annual cash retainer within six years after their initial election to the Board. All directors other than Ms. Arnaboldi and Mr. Stall, both of whom joined the Board in 2022, and Ms. Henry and Ms. Stahlkopf, both of whom joined the Board in 2023, currently meet this stock ownership guideline. See Common Stock Ownership of Certain Beneficial Owners and Management for information about director ownership of NextEra Energy common stock as of March 26, 2024.
NEXTERA ENERGY 2024 PROXY STATEMENT ● 89

Questions and Answers About the Annual Meeting
MEETING INFORMATION
TIME AND DATE	PLACE	RECORD DATE
8:00 a.m., Mountain time May 23, 2024	145 Town Center Ave., Big Sky, Montana 59716	March 26, 2024

Why did I only receive a Notice of Internet Availability of Proxy Materials directing me to the internet instead of the proxy statement and annual report?
Under SEC rules, NextEra Energy is furnishing proxy materials to many of its shareholders on the internet, rather than mailing paper copies of the materials to each shareholder.
On or about April 1, 2024, NextEra Energy mailed to many of its shareholders of record a Notice (the “Notice”) containing instructions on how to access and review the proxy materials, including the proxy statement and annual report to shareholders, on the internet. The Notice also instructs shareholders how to access their proxy card to be able to submit their proxies on the internet. Brokerage firms and other nominees who hold NextEra Energy shares on behalf of beneficial owners will be sending their own similar notice. Other shareholders, in accordance with their prior requests, have received an e-mail notification of how to access the proxy materials and submit their proxies on the internet. On or about April 1, 2024, NextEra Energy also began mailing a full set of proxy materials to certain shareholders, including shareholders who have previously requested a paper copy of the proxy materials.
If you would prefer to receive printed proxy materials, please follow the instructions included in the Notice. If you have previously elected to receive NextEra Energy’s proxy materials electronically, you will continue to receive the materials via e-mail unless you elect otherwise.

How do I access the proxy materials if I received a Notice of Internet Availability of Proxy Materials?
The Notice provides instructions regarding how to view NextEra Energy’s proxy materials for the 2024 annual meeting on the internet. As explained in greater detail in the Notice, to view the proxy materials and submit your proxy, you will need to follow the instructions in your Notice and have available your 16-digit control number(s) contained in your Notice.

How do I request paper copies of the proxy materials?
Whether you hold NextEra Energy shares through a brokerage firm, bank or other nominee (in “street name”), or hold NextEra Energy shares directly in your name, as a shareholder of record, through NextEra Energy’s transfer agent, Computershare Trust Company, N.A. (“Computershare”), you may request paper copies of the 2024 annual meeting proxy materials by following the instructions listed at www.proxyvote.com, by telephoning 800-579-1639 or by sending an e-mail to sendmaterial@proxyvote.com.

What is the purpose of the annual meeting?
At the annual meeting, shareholders will act upon the matters identified in the accompanying notice of annual meeting of shareholders. These matters include:
»
the election as directors of the nominees specified in this proxy statement;
»
ratification of appointment of Deloitte & Touche as NextEra Energy’s independent registered public accounting firm for 2024;

»
approval, by non-binding advisory vote, of NextEra Energy’s compensation of its NEOs as disclosed in this proxy statement; and

90 ● NEXTERA ENERGY 2024 PROXY STATEMENT

Questions and Answers About the Annual Meeting
»
if properly presented at the meeting, consideration of two shareholder proposals.

Who may attend the annual meeting?
Subject to space availability, all shareholders as of the record date, or their duly appointed proxies, may attend the annual meeting. Since seating is limited, admission to the meeting will be on a first-come, first-served basis. Registration and seating will begin at 7:30 a.m., Mountain time. If you plan to attend, please note you will be required to present valid picture identification, such as a driver’s license or passport.
Invited representatives of the media and financial community may also attend the annual meeting. You will need proof of ownership of NextEra Energy common stock on the record date to attend the annual meeting:
REGISTERED SHAREHOLDERS	BENEFICIAL OWNERS
If you hold shares directly in your name as a shareholder of record, or if you are a participant in NextEra Energy’s Employee Retirements Savings Plan:	If your shares are held in “street name”:
»
If you received the Notice and you plan to attend the annual meeting, you may request an admission ticket by calling NextEra Energy Shareholder Services at 800-222-4511.
»
If you received the proxy materials by mail, an admission ticket is attached to your proxy/confidential voting instruction card. If you plan to attend the annual meeting, please submit your proxy but keep the admission ticket and bring it with you to the annual meeting.

»
You will need to bring proof you were the beneficial owner of those “street name” shares of NextEra Energy common stock as of the record date, such as a legal proxy or a copy of a bank or brokerage statement, and check in at the registration desk at the annual meeting.

For the safety of attendees, all boxes, handbags and briefcases are subject to inspection. Cameras, cell phones, recording devices and other electronic devices are not permitted at the annual meeting.

Will the annual meeting be webcast?
The annual meeting will be webcast (audio, listen only) on May 23, 2024. If you do not attend the annual meeting, you are invited to visit www.nexteraenergy.com at 8:00 a.m., Mountain time, on Thursday, May 23, 2024 to access the webcast of the annual meeting. You will not be able to vote your shares via the webcast. A replay of the webcast also will be available on NextEra Energy’s website for 90 days after the annual meeting.

Who is entitled to vote at the annual meeting?
Only NextEra Energy shareholders at the close of business on March 26, 2024, the record date for the annual meeting, are entitled to receive notice of, and to vote at, the annual meeting. If you were a shareholder on that date, you will be entitled to vote all of the NextEra Energy shares you held on that date at the annual meeting or any adjournment or postponement of the annual meeting.

What are the voting rights of the holders of the Company’s common stock?
Each outstanding share of NextEra Energy common stock will be entitled to one vote on each matter properly brought before the annual meeting. As of March 26, 2024, 2,054,481,502 shares of common stock were outstanding.

What constitutes a quorum?
The presence at the annual meeting, in person or by proxy, of the holders of a majority of the shares outstanding as of the record date will constitute a quorum, permitting the business of the meeting to be conducted.
In determining the presence of a quorum at the annual meeting, (a) abstentions in person, (b) proxies received but marked as abstentions as to any or all matters to be voted on that permit abstentions and (c) proxies received with broker non-votes on some but not all matters to be voted on will be counted as present.
NEXTERA ENERGY 2024 PROXY STATEMENT ● 91

Questions and Answers About the Annual Meeting

What is a broker “non-vote”?
A broker “non-vote” occurs when a broker, bank or other holder of record that holds shares for a beneficial owner (“broker”) does not vote on a particular proposal because the broker has not received voting instructions from the beneficial owner and does not have discretionary voting power for that particular proposal. Brokers may vote on ratification of the appointment of NextEra Energy’s independent registered public accounting firm even if they have not received voting instructions from the beneficial owners whose shares they hold. However, brokers may not vote on any of the other matters submitted to shareholders at the 2024 annual meeting, including the election of directors, advisory vote on approval of executive compensation, or the shareholder proposals, unless they have received voting instructions from the beneficial owner.

What is the difference between holding shares as a shareholder of record and as a beneficial owner?
REGISTERED SHAREHOLDERS	BENEFICIAL OWNERS
»
If your shares are registered directly in your name with NextEra Energy’s transfer agent, Computershare, you are considered, with respect to those shares, the “shareholder of record.”
»
The Notice or, for some shareholders of record, a full set of the proxy materials has been sent directly to you by or on behalf of NextEra Energy.

»
If your shares are held in “street name,” you are considered the “beneficial owner” of the shares.
»
The Notice or, for some beneficial owners, a full set of the proxy materials has been forwarded to you by or on behalf of your broker, who is considered, with respect to those shares, the shareholder of record.

How do I submit my proxy or voting instructions?
ON THE INTERNET OR BY TELEPHONE OR, IF YOU RECEIVED THE PROXY MATERIALS BY MAIL, ALSO BY MAIL
ON THE INTERNET
You may submit your proxy or voting instructions on the internet 24 hours a day and up until 11:59 p.m., Eastern time, on Wednesday, May 22, 2024 by going to www.proxyvote.com and following the instructions on your screen. Please have your Notice or proxy/confidential voting instruction card available when you access the web page.
If you hold your shares in “street name,” your broker, bank, trustee or other nominee may provide additional instructions to you regarding how to submit your proxy or voting instructions on the internet.

BY TELEPHONE
You may submit your proxy or voting instructions by telephone by calling the toll-free telephone number (800-690-6903) found on your proxy/confidential voting instruction card or in your internet instructions, 24 hours a day and up until 11:59 p.m., Eastern time, on Wednesday, May 22, 2024 and following the prerecorded instructions. Please have your proxy/confidential voting instruction card or Notice and instructions provided on the internet available when you call.
If you hold your shares in “street name,” your broker, bank, trustee or other nominee may provide additional instructions to you regarding how to submit your proxy

BY MAIL
If you received the proxy materials by mail, you may submit your proxy by mail by marking the enclosed proxy/confidential voting instruction card and dating, signing and returning it in the postage-paid envelope provided to:
NextEra Energy, Inc. Vote Processing
c/o Broadridge
51 Mercedes Way
Edgewood, NY 11717
Your proxy/confidential voting instruction card must be received no later than Wednesday, May 22, 2024.
If you hold your shares in “street name,” your broker, bank, trustee or other nominee may provide additional instructions to you regarding voting your shares by mail.

Please see the Notice, your proxy/confidential voting instruction card or the information your broker provided to you for more information on your options. NextEra Energy’s proxy tabulator, Broadridge Investor Communications Solutions, Inc. (“Broadridge”), must receive any proxy/confidential voting instruction card that will not be delivered in person at the annual meeting, or any vote on the internet or by telephone, no later than 11:59 p.m., Eastern time, on Wednesday, May 22, 2024.
92 ● NEXTERA ENERGY 2024 PROXY STATEMENT

Questions and Answers About the Annual Meeting
If you are a shareholder of record and you return your signed proxy/confidential voting instruction card or submit your proxy on the internet or by telephone, but do not indicate your voting preferences, the persons named as proxies in the proxy/confidential voting instruction card will vote the shares represented by that proxy as recommended by the Board on all proposals.
IN PERSON AT THE ANNUAL MEETING
IN PERSON
All shareholders may vote in person at the annual meeting.
However, if you are a beneficial owner of shares, you must obtain a legal proxy from your broker and present it to the inspector of election with your ballot to be able to vote in person at the annual meeting.
See the response to “Who may attend the annual meeting?” for additional information on how to attend the annual meeting.

May I change my vote after I submit my proxy or voting instructions on the internet or by telephone or after I return my proxy/confidential voting instruction card or voting instructions?
Yes. If you are a shareholder of record, you may revoke your proxy before it is exercised by:
»
providing written notice of the revocation to the Corporate Secretary of the Company at the Company’s offices at:
P.O. Box 14000
700 Universe Blvd.
Juno Beach, Florida 33408-0420
»
making timely delivery of later-dated voting instructions on the internet or by telephone or, if you received the proxy materials by mail, also by making timely delivery of a valid, later-dated proxy/ confidential voting instruction card; or
»
voting by ballot at the annual meeting, although please note that attendance at the meeting will not by itself revoke a previously granted proxy.
You may change your proxy by using any one of these methods regardless of the method you previously used to submit your proxy. If you are a beneficial owner of shares, you may submit new voting instructions by contacting your broker. You may also vote in person at the annual meeting if you obtain a legal proxy as described in the answer to the previous question. All shares for which proxies have been properly submitted and not revoked will be voted at the annual meeting.

How do I vote my Employee Retirement Savings Plan (401(k)) shares?
If you participate in the NextEra Energy, Inc. Employee Retirement Savings Plan (the “plan”), you may give voting instructions to Fidelity Management Trust Company, as trustee of the plan (“Trustee”). If you are a non-bargaining NextEra Energy employee, or a bargaining unit employee outside the state of Florida, you may give your voting instructions to the Trustee by following the instructions you received in an e-mail from NEXTERA ENERGY, INC. id@ProxyVote.com sent to your work e-mail address (unless you opted to receive a paper copy of the proxy materials). If you are a FPL bargaining unit employee in Florida, a participant in the plan who is not a current employee of NextEra Energy or its subsidiaries or if you opted out of e-mail delivery, you may give your voting instructions to the Trustee on the internet or by telephone by following the instructions on your proxy/confidential voting instruction card, or you may give your voting instructions to the Trustee by mail by completing and returning the proxy/confidential voting instruction card accompanying this proxy statement.
Your instructions will tell the Trustee how to vote the number of shares of NextEra Energy common stock in the plan reflecting your proportionate interest in the NextEra Energy Stock Fund and the NextEra Energy Leveraged ESOP Fund. You have this right because the plan deems you to be a “named fiduciary” of the shares of common stock allocated to your account for voting purposes. Your instructions will also determine the vote of a proportionate number of shares of common stock in the NextEra Energy Leveraged ESOP Fund which are not yet allocated to participants. If you do not give the Trustee voting instructions, the number of shares reflecting your proportionate interest in the NextEra Energy Stock Fund and the NextEra Energy Leveraged ESOP Fund will be voted by the Trustee in the same manner as it votes proportionate interests for which it receives voting instructions and your proportionate share of the unallocated NextEra Energy Leveraged ESOP Fund shares will be voted by the Trustee in the same manner as it votes unallocated shares for which instructions are received. The Trustee will vote your shares in accordance with your duly executed instructions received by 11:59 p.m., Eastern time, on Monday, May 20, 2024.
NEXTERA ENERGY 2024 PROXY STATEMENT ● 93

Questions and Answers About the Annual Meeting
You may also revoke previously given voting instructions by 11:59 p.m., Eastern time, on Monday, May 20, 2024, by filing written notice of revocation with the Trustee or by giving new voting instructions in any of the ways described above. The Trustee will follow the last timely voting instructions which it receives from you. Your voting instructions will be kept confidential by the Trustee.

What is “householding” and how does it affect me?
NextEra Energy has adopted a procedure approved by the SEC called “householding.” Under this procedure, shareholders of record who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one package containing individual copies of the Notice or proxy materials in paper form for each shareholder of record at the address. This procedure will reduce the volume of duplicate materials shareholders receive, conserve natural resources and reduce NextEra Energy’s postage costs. Shareholders who participate in householding and to whom a full set of proxy materials has been mailed will continue to receive separate proxy cards.
If you are a shareholder of record and are eligible for householding, but you and other shareholders of record with whom you share an address currently receive multiple packages containing copies of the Notice or proxy materials in paper form, or if you hold shares in more than one account, and in either case you wish to receive only a single package for your household in the future, please contact Computershare in writing at:
Computershare Trust Company, N.A.
P.O. Box 43078
Providence, RI 02940-3078
or by calling 888-218-4392. You may contact Computershare at the same mailing address or telephone number if you wish to revoke your consent to future householding mailings.
If your household receives only a single package containing a copy of the Notice or the proxy materials, and you wish to receive a separate copy for each shareholder of record, please contact Broadridge toll-free at 866-540-7095, or write to:
Broadridge
Householding Department
51 Mercedes Way
Edgewood, NY 11717
and separate copies will be provided promptly.
Beneficial owners may request information about householding from their banks, brokers or other holders of record.
94 ● NEXTERA ENERGY 2024 PROXY STATEMENT

Questions and Answers About the Annual Meeting

What vote is required to approve the matters proposed?
A nominee for director will be elected to the Board if the votes cast for such nominee’s election by shareholders present in person or represented by proxy at the meeting and entitled to vote on the matter exceed the votes cast by such shareholders against such nominee’s election. See the Director Resignation Policy described in Proposal 1 for information about NextEra Energy’s policy if a nominee for director fails to receive the required vote. All other voting items will be approved if the votes cast by shareholders present in person or represented by proxy at the meeting and entitled to vote on the matter favoring the action exceed the votes cast by such shareholders opposing the action. Discretionary voting by brokers is only permitted for the ratification of the appointment of Deloitte & Touche as NextEra Energy’s independent registered public accounting firm for 2024. Broker non-votes and abstentions will not affect the outcome or be counted as a vote cast in favor or against any of the other voting items presented.
Unless you give other instructions, the persons named as proxies will vote in accordance with the recommendations of the Board. The Board’s recommendations are set forth together with the description of each proposal in this proxy statement.
PROPOSAL		BOARD VOTE RECOMMENDATION	VOTE REQUIRED	EFFECT OF ABSTENTIONS AND BROKER NON-VOTES
1.	Election of directors	FOR each nominee	Majority of the votes cast	No effect
2.	Ratification of appointment of Deloitte & Touche LLP as NextEra Energy’s independent registered public accounting firm for 2024	FOR	Majority of the votes cast	No broker non-votes No effect of abstentions
3.	Approval, by non-binding advisory vote, to approve NextEra Energy’s compensation of its named executive officers	FOR	Majority of the votes cast	No effect
4.	Shareholder Proposal – Board Matrix	AGAINST	Majority of the votes cast	No effect
5.	Shareholder Proposal – Climate Lobbying Report	AGAINST	Majority of the votes cast	No effect

Who pays for the solicitation of proxies?
NextEra Energy is soliciting proxies and it will bear the expense of solicitation. Proxies will be solicited principally by mail and by electronic media, although directors, officers and employees of NextEra Energy or its subsidiaries may solicit proxies personally, by telephone or by electronic means, but without compensation other than their regular compensation. NextEra Energy has retained D.F. King & Co., Inc. to assist it in the solicitation of proxies, for which D.F. King & Co., Inc. will be paid a fee of $15,000 plus reimbursement of out-of-pocket expenses. NextEra Energy will reimburse custodians, nominees and other persons for their out-of-pocket expenses in sending the Notice and/or proxy materials to beneficial owners.

Could other matters be decided at the annual meeting?
At the date of printing of this proxy statement, the Board did not know of any matters to be submitted for action at the annual meeting other than those referred to in this proxy statement and does not intend to bring before the meeting any matter other than the proposals described in this proxy statement. If, however, other matters are properly brought before the annual meeting, or any adjourned or postponed meeting, your proxies include discretionary authority on the part of the individuals appointed to vote your shares or act on those matters according to their discretion, including voting to adjourn or postpone the annual meeting one or more times to solicit additional proxies with respect to any proposal or for any other reason.
NEXTERA ENERGY 2024 PROXY STATEMENT ● 95

No Incorporation by Reference

How can I submit a shareholder proposal for the 2025 annual meeting of shareholders?
Proposals on matters appropriate for shareholder consideration consistent with Rule 14a-8 under the Exchange Act submitted by shareholders for inclusion in the proxy statement and form of proxy for the 2024 annual meeting of shareholders must be received by the Corporate Secretary at the Company’s principal executive offices below not later than December 2, 2024. The submission of such proposals by shareholders is subject to regulation by the SEC pursuant to Rule 14a-8.
Under the Bylaws, a shareholder proposal submitted for consideration at the 2025 annual meeting of shareholders, but not for inclusion in NextEra Energy’s proxy statement and form of proxy, must be received by the Corporate Secretary no earlier than January 23, 2025 and no later than February 22, 2025. Proposals received before January 23, 2025 or after February 22, 2025 will be considered untimely and not properly presented. Notice of such proposals must contain the information specified in the Bylaws, available at www.investor.nexteraenergy.com/corporate-governance. These advance notice, informational and other provisions are in addition to, and separate from, the requirements that a shareholder must meet in order to have a proposal included in NextEra Energy’s proxy statement and form of proxy under SEC regulations.
In addition to satisfying the foregoing advanced notice requirements under the Bylaws, to comply with the universal proxy rules under the Exchange Act, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 24, 2025.
Shareholder proposals must be sent to the attention of the Corporate Secretary by mail (U.S. certified mail in the case of proposals required to comply with the advance notice provisions of the Bylaws) or by personal delivery to NextEra Energy, Inc. attention: Corporate Secretary, P.O. Box 14000, 700 Universe Boulevard, Juno Beach, Florida 33408-0420.
No Incorporation by Reference
In the Company’s filings with the SEC, information is sometimes “incorporated by reference.” This means that the Company is referring you to information that has previously been filed with the SEC and the information should be considered as part of the particular filing. As provided under SEC rules, the “Audit Committee Report” and the “Compensation Committee Report” contained in this proxy statement will not be deemed to be “soliciting material” or “filed” with the SEC, except to the extent that the Company specifically requests that the information be treated as soliciting material or the Company specifically incorporates such information by reference into a document filed with the SEC. In addition, this proxy statement includes several website addresses and QR codes. These website addresses and QR codes are intended to provide inactive, textual references only. The information on, or accessible through, these websites is not part of this proxy statement.
This proxy statement also refers to the Company’s 2023 Sustainability Report and CDP response. The information within these reports is not incorporated by reference.
Shareholder Account Maintenance
NextEra Energy’s transfer agent is Computershare. All communications concerning accounts of NextEra Energy shareholders of record, including address changes, name changes, inquiries as to requirements to transfer shares of common stock and similar issues, can be handled by calling Computershare at 888-218-4392 or by calling NextEra Energy Shareholder Services at 800-222-4511. For other information about NextEra Energy, shareholders can visit NextEra Energy’s website at www.nexteraenergy.com.
REGARDLESS OF THE NUMBER OF SHARES YOU OWN, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING. Accordingly, the Company requests that you review the proxy materials and submit your proxy or voting instructions on the internet or by telephone at your earliest convenience by following the instructions on your notice of internet availability of proxy materials. Alternatively, if you received your annual meeting proxy materials by mail, you may submit your proxy or voting instructions on the internet, by telephone or by marking, dating, signing and returning the accompanying proxy/confidential voting instruction card.
By order of the Board of Directors, W. SCOTT SEELEY Vice President, Compliance & Corporate Secretary Juno Beach, Florida April 1, 2024
96 ● NEXTERA ENERGY 2024 PROXY STATEMENT

Appendix A: Reconciliations of Non-GAAP
to GAAP Financial Measures
The tables below present reconciliations of each non-GAAP financial measure to the most comparable GAAP financial measure for the years ended December 31, 2023 and December 31, 2022. See page 37 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 for the reasons the Company uses adjusted earnings.
RECONCILIATION OF NET INCOME ATTRIBUTABLE TO NEXTERA ENERGY TO ADJUSTED EARNINGS
	FISCAL YEAR ENDED DECEMBER 31,
	2023	2022
	($ IN MILLIONS)
Net Income	$6,282	$3,246
Net Loss Attributable to Noncontrolling Interests	1,028	901
Net Income Attributable to NextEra Energy	7,310	4,147
Adjustments:
Net losses (gains) associated with non-qualifying hedges	(1,949)	890
Change in unrealized losses (gains) on equity securities held in NextEra Energy Resources’ nuclear decommissioning funds and OTTI-net	(165)	453
Differential membership interests-related	65	116
NEP investment gains-net	(1,294)	(243)
Gain on disposal of a business	(406)	—
Impairment charge related to investment in Mountain Valley Pipeline	58	867
Less related income tax benefit	(234)	(488)
Adjusted Earnings	$6,441	$5,742
RECONCILIATION OF EARNINGS PER SHARE ATTRIBUTABLE TO NEXTERA ENERGY TO ADJUSTED EARNINGS PER SHARE
	FISCAL YEAR ENDED DECEMBER 31,
	2023	2022
Earnings Per Share Attributable to NextEra Energy (assuming dilution)	$3.60	$2.10
Adjustments:
Net losses (gains) associated with non-qualifying hedges	(0.96)	0.45
Change in unrealized losses (gains) on equity securities held in NextEra Energy Resources’ nuclear decommissioning funds and OTTI-net	(0.8)	0.23
Differential membership interests-related	0.03	0.06
NEP investment gains-net	0.64	(0.12)
Gain on disposal of a business	(0.20)	—
Impairment charges related to investment in Mountain Valley Pipeline	0.03	0.44
Less related income tax expense (benefit)	(0.11)	(0.26)
Adjusted Earnings Per Share (assuming dilution)	$3.17	$2.90
NEXTERA ENERGY 2024 PROXY STATEMENT ● A-1

NextEra Energy, Inc. | 700 Universe Boulevard, Juno Beach, Florida 33408 For more information: NextEraEnergy.com | FPL.com | NextEraEnergyResources.com

NEXTera ENERGY

700 UNIVERSE BOULEVARD
JUNO BEACH, FL 33408

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com/NEE or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern time on May 22, 2024 for shares held directly and by 11:59 p.m. Eastern time on May 20, 2024 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern time on May 22, 2024 for shares held directly and by 11:59 p.m. Eastern time on May 20, 2024 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy/confidential voting instruction card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V37307-P03948-Z86786 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY/CONFIDENTIAL VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

NEXTERA ENERGY, INC.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL THE NOMINEES LISTED:

Nominees:	**For**	**Against**	**Abstain**
1a. Nicole S. Arnaboldi	☐	☐	☐
1b. James L. Camaren	☐	☐	☐
1c. Naren K. Gursahaney	☐	☐	☐
1d. Kirk S. Hachigian	☐	☐	☐
1e. Maria G. Henry	☐	☐	☐
1f. John W. Ketchum	☐	☐	☐
1g. Amy B. Lane	☐	☐	☐
1h. David L. Porges	☐	☐	☐
1i. Deborah L. "Dev" Stahlkopf	☐	☐	☐
1j. John A. Stall	☐	☐	☐
1k. Darryl L. Wilson	☐	☐	☐

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSALS 2 AND 3:	**For**	**Against**	**Abstain**
2. Ratification of appointment of Deloitte & Touche LLP as NextEra Energy's independent registered public accounting firm for 2024	☐	☐	☐
3. Approval, by non-binding advisory vote, of NextEra Energy's compensation of its named executive officers as disclosed in the proxy statement	☐	☐	☐

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "AGAINST" PROPOSALS 4 AND 5:	**For**	**Against**	**Abstain**
4. A proposal entitled "Board Matrix" requesting a chart of individual Director self-identified gender, race/ethnicity and skills	☐	☐	☐
5. A proposal entitled "Climate Lobbying Report" requesting a report on the Company's lobbying and trade association memberships in relation to the Company's emissions goal	☐	☐	☐

The proxies are also authorized to vote in their discretion upon such other business as may properly be brought before the meeting or any adjournment(s) or postponement(s) thereof.

The shares represented by this proxy/confidential voting instruction card when properly executed will be voted in the manner directed herein by the undersigned. **If no direction is made, this proxy/confidential voting instruction card will be voted FOR all nominees listed in proposal 1, FOR proposals 2 and 3 and AGAINST proposals 4 and 5.** If any other matters properly come before the meeting or any adjournment(s) or postponement(s) thereof, the persons named in this proxy/the trustee will vote in their/its discretion.

Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please add your title as such. When signing as joint tenants, all parties in the joint tenancy must sign. If a signer is a corporation, please sign in full corporate name by duly authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

V37308-P03948-Z86786IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING
TO BE HELD ON MAY 23, 2024:The proxy statement and annual report to security holders are available at www.proxyvote.com/NEEAnnual Meeting Admission TicketAdmission: This ticket, along with a form of pictureidentification, admits the named shareholder(s).Security: For the safety of attendees, all boxes,handbags and briefcases are subject to inspection.NextEra Energy, Inc.'s 2024 Annual Meeting of Shareholders will beheld at 8:00 a.m. Mountain time on May 23, 2024, at 145 Town Center Ave.,Big Sky, Montana.If you plan to attend the Annual Meeting of Shareholders, pleasebring this Admission Ticket. If you require special assistance, callNextEra Energy Shareholder Services at 800-222-4511.NEXTERA ENERGY, INC.PROXY AND CONFIDENTIAL VOTING INSTRUCTIONAnnual Meeting of Shareholders-May 23, 2024This proxy is solicited on behalf of the Board of Directors. The shareholder(s) signing on the reverse side hereby appoint(s) W. Scott Seeley and Charles E. Sieving, and each of them, proxies, with full power of substitution, and hereby authorize(s) them to represent and to vote all shares of Common Stock, par value $.01 per share, of NextEra Energy, Inc. ("Common Stock") that such shareholder(s) would be entitled to vote at theAnnual Meeting of Shareholders of NextEra Energy, Inc. to be held May 23, 2024, and any adjournment(s) or postponement(s) thereof, upon the matters referred to on this proxy and, in their discretion, upon any other business that may properly be brought before the meeting or any adjournment(s) or postponement(s) thereof.This confidential voting instruction card is solicited on behalf of the Trustee (as hereinafter defined) of the Plan (as hereinafter defined). The participant or beneficiary in the NextEra Energy, Inc. Employee Retirement Savings Plan ("Plan") signing on the reverse side, acting as a named fiduciary, hereby provides the voting instructions specified to the trustee of the Plan (the "Trustee"), which instructions shall be kept confidential and shall be taken into account by the Trustee in voting, in person, by limited or general power of attorney, or by proxy, the shares and fractional shares of Common Stock that are held by the Trustee, in its capacity as Trustee of the Plan, as of March 26, 2024, at the Annual Meeting of Shareholders of NextEra Energy, Inc. to be held on May 23, 2024, and at any adjournment(s) or postponement(s) thereof. As a named fiduciary, the participant has the right to direct the Trustee how to vote the shares allocated to the participant in the NextEra Energy Stock Fund and NextEra Energy Leveraged ESOP Fund. The Trustee must follow the participant's directions, except in limited circumstances. As a named fiduciary, the participant, and not the Trustee, will be responsible for the consequences of the voting directions given. As to the proposals listed on the reverse side, which are more particularly described in the Proxy Statement, the voting instructions on this confidential voting instruction card will instruct the Trustee how to vote the number of shares of Common Stock reflecting the participant's proportionate interest in the NextEra Energy Stock Fund and the NextEra Energy Leveraged ESOP Fund. The instructions will also determine the vote on a proportionate number of shares of Common Stock in the NextEra Energy Leveraged ESOP Fund which are not yet allocated to participants. If the participant does not give the Trustee voting instructions, the number of shares reflecting the participant's proportionate interest in the NextEra Energy Stock Fund and NextEra Energy Leveraged ESOP Fund will be voted by the Trustee in the same manner as it votes proportionate interests for which it receives voting instructions and a proportionate share of the unallocated NextEra Energy Leveraged ESOP Fund shares will be voted by the Trustee in the same manner as it votes unallocated shares for which instructions are received.24-7418-1 C13.2 P21